UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 262-6631

Date of fiscal year end: April 30

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM
October 31, 2021
STEWARD FUNDS
SEMI-ANNUAL REPORT

Dear Shareholder:
It is our pleasure to present you with the 2021 Steward Funds, Inc. Semi-Annual Report. Within its pages, you will be provided with detailed information regarding all of the Funds, including performance, specific holdings within each Fund, and a summary of the key factors impacting Fund performance for the most recent six month period.
This past year, while extremely challenging for individuals and businesses alike, has nonetheless yielded some accolades for the Steward Funds and for Crossmark Global Investments (the investment advisory firm that manages the Funds). Most notably, in early 2021 we were notified by Refinitiv that the Steward Global Equity Income Fund (ticker SGISX) was again selected to receive multiple Lipper Fund Awards for its performance. Specifically, the Steward Global Equity Income Fund was named the Best Global Equity Income Fund in the ten-year performance category for the period ended November 30, 2020. This marks the seventh consecutive year in which this Fund has received a Lipper Award.
We are extraordinarily proud of all of our Funds. Dedicated to widely-held traditional values, the Steward Funds use a proprietary methodology that seeks to identify and screen out companies for material business involvement (through direct participation and/or percentage of revenue) in abortion and abortifacients, adult entertainment, alcohol, embryonic stem cell research, gambling, recreational cannabis, and tobacco. We believe investors do not need to sacrifice investment returns to align investments with their values.
As a firm, we are committed to operating according to the highest levels of excellence within our industry. Our commitment to our core values of integrity, courage, commitment, proficiency, and professionalism is unwavering. Not only do we help investors align their investments with their values, we work hard every day to align our business practices with our values.
On behalf of all the professionals at the Steward Funds and Crossmark Global Investments, we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds, Crossmark Global Investments, and the various investment options available by visiting our website at www.crossmarkglobal.com. Additionally, if you are ever in the Houston, Texas area, we would love to meet you personally at our office. Feel free to stop by at any time.
Again, thank you for choosing to invest in the Steward Funds.
Sincerely,
Michael L. Kern, III, CFA
Chairman of the Board, President and Treasurer of Steward Funds, Inc.
President, CEO and Treasurer of Crossmark Global Investments, Inc.
15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfund s

STEWARD COVERED CALL INCOME FUND
Paul Townsen, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager
Fund and Market Performance
For the semi-annual period ended October 31, 2021, the Steward Covered Call Income Fund (“the Fund”) returned 8.16% for the Class A shares and 8.18% for the Institutional Class shares. For comparison purposes, the total return of the S&P 500 Index was 10.91% over the same period. The Fund’s primary benchmark Cboe S&P 500 BuyWrite Index (BXM) returned 10.57% for the same period, and when measured against the performance of the primary benchmark, the Institutional Class shares underperformed by 239 basis points.
Positive and Negative Contributors to Performance
Sectors contributing the most to relative performance against the S&P 500 were Utilities, Consumer Discretionary, and Consumer Staples, all of which the Fund was overweight with respect to the S&P 500. Sectors detracting the most from relative performance were Industrials (slight overweight), Tech (slight overweight), and Communication Services (overweight). Stocks contributing the most to relative performance were Ford (F, 0.43% of average total net assets), Adobe (ADBE, 1.72%), and Biogen (BIIB, 0.56%). Stocks detracting the most from relative performance were Microsoft (MSFT, 4.47% of average total net assets), Visa (V, 0.87%), and Medtronic (MDT, 1.42%). When considering the values-based screens we apply, the net impact for the Fund by not owning the screened-out companies was a positive 9 basis points with a positive contribution from not owning “sin stocks” (Tobacco, Alcohol, Gambling, Adult Entertainment) and a negative net impact from avoiding stem cell research and abortion related securities.
Looking Ahead
As we look to the rest of the 2021 calendar year and into 2022, we believe investors will continue to weigh – what appears to be – dueling equity market narratives of monetary/fiscal stimulus and an economic reopening/recovery in developed markets on the one hand, versus the specter of strong inflation, bubble territory in several asset classes, and potential for more virulent and more transmissible SARS-CoV2 variants on the other hand. How this plays out from an implied volatility vs. realized volatility standpoint (otherwise known as the volatility premium realized by writing covered calls) is yet to be determined. However, we do believe we’ve entered a new regime characterized by higher implied volatility compared to the historically low volatility regime bookended between the Great Financial Crisis of ‘08/’09 and the Pandemic.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.
Under normal market circumstances, the Fund will:
•  write (sell) call options on at least 80% of its equity securities
•  invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark
Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract.
The covered call strategy used by the Fund is designed to earn extra premium income to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining prices due to the Fund’s receipt of premiums from selling the call options.

STEWARD GLOBAL EQUITY INCOME FUND
John R. Wolf, Managing Director, Portfolio Manager, Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager
Fund and Market Performance
For the six-month period ended October 31, 2021, the Steward Global Equity Income Fund (“the Fund”) returned 2.43% for the Class A shares and 2.62% for the Institutional Class shares. The return for the global market as represented by the S&P Global 1200 index was 7.80% and the return for the S&P 500 was 10.91% for the same period. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 2.44% for the same period.
Positive and Negative Contributors to Performance
The Fund’s allocation at the end of the period was 62% U.S. and 38% international with domestic stocks outperforming their international counterparts during the period. Positive relative performance for the period was led by Eli Lilly and Co., which climbed 40.45% on FDA Breakthrough Therapy designation for its new Alzheimer’s therapy despite first quarter results that came in slightly lower than analyst expectations. Investors looked past the minor underperformance of the past quarter and focused on the company’s strong drug pipeline that included several important advancements. Recently approved drugs in the areas of diabetes and immunology hold the highest current sales potential and several new cancer drugs also look very promising should the clinical data hold up. Shares of Paychex, Inc, a provider of payroll, human resource, insurance and retirement services for small and medium size businesses, climbed 28.72% on quarter results that beat analyst consensus on both revenue and earnings. Management cited improving employment trends, strong new bookings, and retention staying at high levels as the primary drivers. The company raised its business outlook for the year and also increased its dividend payout during the period by over 6%.
Negative contributors to relative performance included KBH, which closed down -16.20%. This comes after a strong first quarter performance for the company however housing sentiment is beginning to decline as inflationary pressure on building supplies continues to rise. On the positive side, the company has exposure in all the States where demand is strong. It also has lowered its financial leverage and is able to generate healthy cash flow. We believe housing demand will return as the ongoing housing shortage has not gone away and sentiment will eventually improve.
Shares of HP Inc. dropped -9.91% after quarter revenue came in below analyst expectations. Personal Systems and Printing were impacted by supply chain constraints and factory disruptions. Demand for HP products however continues to be strong but supply is the limiting factor. These supply chain bottlenecks should alleviate over time and some HP customers will wait to receive their purchases but there is a risk that some may reevaluate their purchase decision or even go to a competitor.
Performance of the Fund can also be affected by the Fund’s values-based investment policies. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall S&P Global 1200 Index is extremely difficult regardless of its weight within that Index. For the six-month period ended October 31, 2021, the Fund’s values-based investment policies had a slight negative impact on performance.
Looking Ahead
The COVID-19 variants have had a negative impact on the U.S. economy slowing the recovery. Renewed outbreaks across Asia have also increased risks as supply chain issues remain a problem for the near future. Investors are reassessing economic growth outlooks as earnings expectations are being reduced. This scenario has temporarily reestablished growth style equity momentum in the market as technology software and hardware companies as well as media companies benefited. The markets, however, are forward looking and, as we project beyond these issues, we believe the style rotation should again reverse as value and dividend income stocks come back into favor.
Principal Investment Strategy
The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend-paying securities and (b) equity securities.) The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.
STEWARD INTERNATIONAL ENHANCED INDEX FUND
John R. Wolf, Managing Director, Portfolio Manager, Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager
Fund and Market Performance
For the semi-annual period ended October 31, 2021, the total return for the Steward International Enhanced Index Fund (“the Fund”) was 2.36% for the Class A shares and 2.51% for the Institutional Class shares. When compared against the 5.71% total return of the S&P ADR Index (the Fund’s primary benchmark) for the same period, the Fund’s Institutional Class shares underperformed by 320 basis points. The Fund’s dual market strategy – which allocates to both non-U.S. developed market (DM) ADR securities and to emerging market (EM) ADR securities – remained unchanged throughout the year at 85% non-US DM and 15% EM. These allocation weights continue to represent our relatively neutral outlook between non-US DM and EM going forward.
Positive and Negative Contributors to Performance
The big driver of the poor EM returns was a continual stream of bad news out of China, whether it be political and/or regulatory risk to particular Chinese sectors. And it was this allocation to EM which was the biggest driver of Fund underperformance (-250 basis points of net impact) during the semi-annual period ending October 31, 2021, as EM ADRs returned -12.1% representing 1,780 basis points of underperformance relative to the primary benchmark. Individual Chinese ADR stocks in the portfolio that detracted most from performance relative to the primary benchmark included Alibaba (-28.6% total return), New Oriental Education (-88.6% total return), TAL Education (-92.1% total return), Pinduoduo (-33.6% total return) and Baidu (-22.9% total return). On the other hand, Taiwan Semiconductor (-2.0% total return), which was held in an underweight position relative to the primary benchmark, was the biggest individual contributor to relative performance.
Another sub-component affecting the Fund’s net performance relative to the primary benchmark is the Fund’s values-based screens. For the semi-annual period ended October 31, 2021, the companies included in the Fund’s values-based screens represented approximately 18% of the primary benchmark’s market capitalization. Not owning these screened-out companies had a negative net impact of 57 basis points on the Fund’s relative performance against the primary benchmark. Overall, our restriction on stem cell research-related securities accounted for -68 basis points of net impact, while not owning Alcohol, Tobacco, and recreational cannabis related securities provided a net positive impact of +28 basis points.
Looking Ahead
Going forward, we will continue to carefully examine the rationale of a neutral weighting between non-US developed markets (DM) and emerging markets (EM). Given the delayed rollout of COVID-19 vaccinations in EM countries, the abundance of more transmissive COVID-19 strains, changing views on China and Chinese securities on US exchanges, what appears to be a global movement toward de-globalization, unprecedented monetary and fiscal policy interventions by central banks and governments worldwide (including EM central banks), and inflationary fears and potential energy crises, we will be monitoring the global macro situation closely to ensure the DM vs. EM allocation remains consistent with our global outlook going forward.
Principal Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark. The Fund’s primary benchmark index is a blend of widely recognized broad-based indexes and includes securities of companies in both developed and emerging non-U.S. markets. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.
Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) or dual listed securities representing securities of companies located or domiciled outside of the United States. These DRs will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all of its non-cash assets will be invested in securities of non-U.S. issuers. The Fund may invest up to 40% of its assets in securities of issuers in emerging market countries. The Fund may also invest in other investment companies and real estate investment trusts. If a material misweighting develops, portfolio management will rebalance the portfolio in an attempt to match the characteristics of a blend of the primary benchmark and varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries.
STEWARD SELECT BOND FUND
Victoria Fernandez, CFA, Chief Market Strategist, Portfolio Manager
Fund and Market Performance
For the six months ended October 31, 2021, the Steward Select Bond Fund (“the Fund”) returned 0.19% for the Class A shares and 0.31% for the Institutional Class shares. As a representative of the broader fixed income market, the Bloomberg Capital US Government/Credit Bond Index returned 1.67% for the same six-month period.
Positive and Negative Contributors to Performance
The underperformance over the past six months was driven by a combination of duration and yield curve placement. For four of the months, relative duration was an overall positive contributor to performance buffering the drag on performance from relative yield curve decisions as compared to the benchmark. In the other two months, the roles were reversed where duration was the large drag on performance, undermining the positive contributions from yield curve placement. The volatility seen in the fixed income markets is shown in how our steady positioning was at times positive and at times negative during the last six months. The relative income component was always a positive contributor to performance given the overweight to corporates and fixed-rate preferreds in the Fund. The month of September was the best performing month with the Fund outperforming the benchmark by 37 basis points and also the month where yields began to move higher and the short duration of the portfolio had its largest positive impact of the six-month time period. Over the full time period, yield curve placement was the largest negative contributor to the Fund and accounted for the majority of the underperformance.
The Fund has an overweight to the corporate and fixed-rate preferred allocation which provided a relative outperformance in the income component of total performance as compared to the index for the six-month time period. The corporate sector was the best performing sector as spreads continued to tighten even in the face of global growth concerns and increased inflation expectations. There was a small-time frame towards the end of the six months where spreads widened slightly, but not near enough to counteract the tightening seen year to date proving that sentiment was still risk-on. The shape of the yield curve has shifted over the past six months, becoming flatter in the recent months and causing the yield curve placement component of performance to relatively underperform versus the benchmark. We would expect the yield curve to resume steepening as the Fed nears the end of tapering and the timing of a rate lift-off becomes clearer.
Looking Ahead
Although yields plummeted during the COVID-19 outbreak towards the end of the summer causing US Treasury yields to fall to lows of the six-month time period in August, we believe this should begin to adjust as central banks begin to remove some of the liquidity in the system and inflation concerns remain front and center. In this scenario, we believe the positioning of the Fund should provide relative outperformance as shorter duration securities have lower interest rate sensitivity as compared to longer duration securities. We will continue to use taxable municipals and fixed-rate preferreds as sources of income in small allocations for the Fund. As U.S. 10yr Treasury yields approach resistance levels around the 1.75-2.00% area, we would push closer to neutral duration as compared to the index in order to take advantage of higher rates and the potential for falling yields after that time period.

Principal Investment Strategy
The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager
Fund and Market Performance
For the six months ended October 31, 2021, the Steward Values-Focused Large Cap Enhanced Index Fund (“the Fund”) returned 12.90% for the Class A shares and 13.10% for the Institutional Class shares. For comparison purposes, the return for the S&P 500 Index for the same period was 10.91%. The S&P 500 Pure Style Index returns were 22.88% for the S&P 500 Pure Growth Index and 4.20% for the S&P 500 Pure Value Index for the same period.
Positive and Negative Contributors to Performance
Prior to October 29, 2021, the Fund employed a blended style structure of 60% large-cap core, 30% growth, and 10% value. Effective October 29, 2021, the Fund’s investment strategy was changed and the blended style structure was removed. The Fund’s current investment strategy is described under “Principal Investment Strategy” below.
The factor-focused growth and value components of the Fund’s prior investment strategy impacted performance during the period. During this reporting period, growth outperformed and value underperformed the cap-weighted counterpart, contributing to the Fund’s outperformance. This was the most significant single measurable factor impacting performance for the period. Overall, the allocation towards value and growth added 292 basis points to performance when compared to the S&P 500. The tilt towards growth (versus the neutral scenario) added 84 basis points.
Performance of the Fund can also be affected by its values-based screening policies. For the six-month period ended October 31, 2021, the values-based screening policies had a positive performance impact on the Fund, adding 9 basis points. However, companies such as Thermo Fisher Scientific (embryonic stem cell research - up 34.77%), Merck (embryonic stem cell research - up 26.02%), and United Health Group (abortion - up 16.31%) outperformed the S&P 500 benchmark. Screening out these three securities detracted 27 basis points from performance. Conversely, not owning companies such as Johnson & Johnson (embryonic stem cell research – up 1.32%), Bristol-Myers Squib Merck (embryonic stem cell research - down 4.92%), and Vertex Pharmaceuticals Pfizer (embryonic stem cell research - down 15.25%) added 21 basis points for Fund performance for the period.
Looking Ahead
The markets have spent the last several months waffling between risk-on and risk-off as COVID-19 variants and cases have risen and fallen. In our view, the markets are reacting less and less to each of these cycles and instead are turning their focus to more fundamental issues. As a result, we believe supply chain issues, inflation rates, increasing wages, fiscal policy, and the Fed are becoming more front and center for the market. We believe low unemployment, strong consumer balance sheets, and growing wages should lead to solid economy and continued market appreciation.
Principal Investment Strategy
Effective October 29, 2021, the Fund’s investment strategy was changed, as described below, and the Fund was renamed from Steward Large Cap Enhanced Index Fund to Steward Values-Focused Large Cap Enhanced Index Fund.

Prior Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend, yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.
New Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager
Fund and Market Performance
For the six months ended October 31, 2021, the Steward Values-Focused Small-Mid Cap Enhanced Index Fund (“the Fund”) returned 4.45% for the Class A shares and 4.55% for the Institutional Class shares. For comparison purposes, the return for the S&P 1000 Index during the same period was 3.09%. The S&P 1000 Pure Style Index returns were 6.16% for the S&P 1000 Pure Growth Index and 6.56% for the S&P 1000 Pure Value Index for the same period.
Positive and Negative Contributors to Performance
Prior to October 29, 2021, the Fund employed a blended style structure of 60% small/mid-cap core, 30% growth, and 10% value. Effective October 29, 2021, the Fund’s investment strategy was changed and the blended style structure was removed. The Fund’s current investment strategy is described under “Principal Investment Strategy” below.
The factor-focused growth and value components of the Fund’s prior investment strategy impacted performance during the period. During this reporting period, both growth and value outperformed the cap-weighted counterpart. Value's outperformance added 35 basis points and growth's outperformance added 92 basis points to the period's return. Overall, the allocations towards value and growth added 127 basis points to performance when compared to the S&P 1000 Index. The tilt towards growth versus the neutral scenario detracted 12 basis points.
The performance of the Fund can be affected by its values-based screening policies. For the six-month period ended October 31, 2021, these policies had a net positive performance impact on the Fund. Companies such as Charles River Labs (embryonic stem cell research – 11.27%), Tenet Healthcare (abortion - up 20.92%), and Scientific Games (gambling - up 36.79%) outperformed the S&P 1000 benchmark. Screening out these three securities detracted 11 basis points from performance. Conversely, not owning companies such as Boston Beer (alcohol – down 59.52%), Texas Roadhouse (alcohol - down 16.32%) and Casey’s Genera; Store (tobacco – down 13.49%) added to performance by 29 basis points. Overall, not owning restricted companies positively impacted Fund performance by 34 basis points during the period.
Looking Ahead
While there was a great deal of volatility over the last six months around COVID-19 variants and cases, Fed decisions, re-opening trades, lockdowns, restrictions, and mandates, the small and mid-cap markets managed to end the period up a little over 4%. With 18 months of experience with COVID-19 under our belts, we believe its influence and the market’s reaction to it is slowly lessening. In our view, the market’s focus going forward seems to be returning to more fundamental issues like Fed decisions, inflation, wages, and unemployment levels. If the economy continues to heal and return to a steadier state, we believe we could see a market that rewards the faster growth of small and mid-cap companies.

Principal Investment Strategy
Effective October 29, 2021, the Fund’s investment strategy was changed, as described below, and the Fund was renamed from Steward Small-Mid Cap Enhanced Index Fund to Steward Values-Focused Small-Mid Cap Enhanced Index Fund.
Prior Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend, yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.
New Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics. Such values-based characteristics include, but are not limited to, companies that support respect for life, traditional family values, fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate and the promotion of justice.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
Software	9.0%
Interactive Media & Services	7.1
Semiconductors & Semiconductor Equipment	6.8
IT Services	6.0
Banks	5.7
Technology Hardware, Storage & Peripherals	4.6
Health Care Equipment & Supplies	3.7
Capital Markets	3.5
Internet & Direct Marketing Retail	3.5
Automobiles	3.2
Biotechnology	3.0
Hotels, Restaurants & Leisure	3.0
Aerospace & Defense	2.9
Electric Utilities	2.9
Specialty Retail	2.9
Household Products	2.4
Food & Staples Retailing	2.2
Oil, Gas & Consumable Fuels	2.2
Beverages	2.1
Entertainment	2.1
Diversified Financial Services	2.0
Industry Diversification	Percent*
Industrial Conglomerates	1.9%
Chemicals	1.9
Diversified Telecommunication Services	1.8
Media	1.6
Money Market Fund	1.5
Consumer Finance	1.4
Equity Real Estate Investment Trusts	1.4
Road & Rail	1.2
Communications Equipment	1.2
Electrical Equipment	1.2
Air Freight & Logistics	1.1
Food Products	1.0
Pharmaceuticals	0.9
Insurance	0.8
Textiles, Apparel & Luxury Goods	0.8
Multiline Retail	0.7
Machinery	0.7
Health Care Providers & Services	0.7
Wireless Telecommunication Services	0.7
Total Investments	103.3%

*	Percentages indicated are based on net assets as of October 31, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (101.8%)
AEROSPACE & DEFENSE (2.9%)
Boeing Co. (The)(a)	900	$ 186,327
General Dynamics Corp.	1,900	385,225
Lockheed Martin Corp.	700	232,624
Raytheon Technologies Corp.	3,199	284,263
		1,088,439
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.	700	164,871
United Parcel Service, Inc., Class B	1,200	256,164
		421,035
AUTOMOBILES (3.2%)
Ford Motor Co.(a)	8,600	146,888
General Motors Co.(a)	3,500	190,505
Tesla, Inc.(a)	800	891,200
		1,228,593
BANKS (5.7%)
Bank of America Corp.	11,000	525,580
Citigroup, Inc.	4,000	276,640
JPMorgan Chase & Co.	4,500	764,505
U.S. Bancorp	4,900	295,813
Wells Fargo & Co.	6,100	312,076
		2,174,614
BEVERAGES (2.1%)
Coca-Cola Co. (The)	8,500	479,145
PepsiCo, Inc.	2,000	323,200
		802,345
BIOTECHNOLOGY (3.0%)
AbbVie, Inc.	3,500	401,345
Amgen, Inc.	1,500	310,455
Biogen, Inc.(a)	800	213,344
Gilead Sciences, Inc.	3,500	227,080
		1,152,224
CAPITAL MARKETS (3.5%)
Bank of New York Mellon Corp. (The)	3,700	219,040
BlackRock, Inc.	400	377,384
Goldman Sachs Group, Inc. (The)	900	372,015
Morgan Stanley	3,500	359,730
		1,328,169
CHEMICALS (1.9%)
Dow, Inc.	3,500	195,895
	Shares	Value
DuPont de Nemours, Inc.	2,400	$ 167,040
Linde PLC	1,100	351,120
		714,055
COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems, Inc.	8,300	464,551
CONSUMER FINANCE (1.4%)
American Express Co.	1,600	278,048
Capital One Financial Corp.	1,800	271,854
		549,902
DIVERSIFIED FINANCIAL SERVICES (2.0%)
Berkshire Hathaway, Inc., Class B(a)	2,700	774,927
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AT&T, Inc.	12,500	315,750
Verizon Communications, Inc.	7,000	370,930
		686,680
ELECTRIC UTILITIES (2.9%)
Duke Energy Corp.	2,600	265,226
Exelon Corp.	2,000	106,380
NextEra Energy, Inc.	5,000	426,650
Southern Co. (The)	5,100	317,832
		1,116,088
ELECTRICAL EQUIPMENT (1.2%)
Emerson Electric Co.	4,600	446,246
ENTERTAINMENT (2.1%)
Netflix, Inc.(a)	600	414,186
Walt Disney Co. (The)(a)	2,400	405,768
		819,954
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.4%)
American Tower Corp.	1,100	310,167
Simon Property Group, Inc.	1,500	219,870
		530,037
FOOD & STAPLES RETAILING (2.2%)
Costco Wholesale Corp.	800	393,232
Walgreens Boots Alliance, Inc.	2,000	94,040
Walmart, Inc.	2,400	358,608
		845,880

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

	Shares	Value
FOOD PRODUCTS (1.0%)
Kraft Heinz Co. (The)	3,000	$ 107,670
Mondelez International, Inc., Class A	4,200	255,108
		362,778
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Abbott Laboratories	2,900	373,781
Danaher Corp.	1,600	498,832
Medtronic PLC	4,400	527,384
		1,399,997
HEALTH CARE PROVIDERS & SERVICES (0.7%)
CVS Health Corp.	3,000	267,840
HOTELS, RESTAURANTS & LEISURE (3.0%)
Booking Holdings, Inc.†(a)	100	242,078
McDonald's Corp.	2,000	491,100
Starbucks Corp.	3,900	413,673
		1,146,851
HOUSEHOLD PRODUCTS (2.4%)
Colgate-Palmolive Co.	3,400	259,046
Procter & Gamble Co. (The)	4,500	643,455
		902,501
INDUSTRIAL CONGLOMERATES (1.9%)
3M Co.	1,600	285,888
Honeywell International, Inc.	2,000	437,240
		723,128
INSURANCE (0.8%)
American International Group, Inc.	2,500	147,725
MetLife, Inc.	2,200	138,160
		285,885
INTERACTIVE MEDIA & SERVICES (7.1%)
Alphabet, Inc., Class A(a)	300	888,276
Alphabet, Inc., Class C†(a)	300	889,623
Facebook, Inc., Class A(a)	2,900	938,353
		2,716,252
INTERNET & DIRECT MARKETING RETAIL (3.5%)
Amazon.com, Inc.(a)	400	1,348,972
IT SERVICES (6.0%)
Accenture PLC, Class A	1,400	502,306
International Business Machines Corp.	2,000	250,200
	Shares	Value
Mastercard, Inc., Class A	1,300	$ 436,176
PayPal Holdings, Inc.(a)	1,900	441,921
Visa, Inc., Class A	3,200	677,664
		2,308,267
MACHINERY (0.7%)
Caterpillar, Inc.	1,300	265,213
MEDIA (1.6%)
Charter Communications, Inc., Class A(a)	400	269,956
Comcast Corp., Class A	6,400	329,152
		599,108
MULTILINE RETAIL (0.7%)
Target Corp.	1,000	259,620
OIL, GAS & CONSUMABLE FUELS (2.2%)
Chevron Corp.	2,900	332,021
ConocoPhillips †	600	44,694
Exxon Mobil Corp.	7,100	457,737
		834,452
PHARMACEUTICALS (0.9%)
Eli Lilly and Co.	1,400	356,664
ROAD & RAIL (1.2%)
Union Pacific Corp.	1,900	458,660
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.8%)
Broadcom, Inc.	900	478,503
Intel Corp.	6,500	318,500
NVIDIA Corp.	3,600	920,412
QUALCOMM, Inc.	2,200	292,688
Texas Instruments, Inc.	3,200	599,936
		2,610,039
SOFTWARE (9.0%)
Adobe, Inc.(a)	1,300	845,468
Microsoft Corp.	5,600	1,857,072
Oracle Corp.	2,800	268,632
salesforce.com, Inc.(a)	1,600	479,504
		3,450,676
SPECIALTY RETAIL (2.9%)
Home Depot, Inc. (The)	1,800	669,132
Lowe’s Cos., Inc.	1,900	444,258
		1,113,390

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.6%)
Apple, Inc.	11,700	$ 1,752,660
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
NIKE, Inc., Class B	1,800	301,122
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
T-Mobile U.S., Inc.(a)	2,400	276,072
TOTAL COMMON STOCKS (COST $35,023,002)		38,883,886
MONEY MARKET FUND (1.5%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(b)	584,968	584,968
TOTAL MONEY MARKET FUND (COST $584,968)		584,968
TOTAL INVESTMENTS (COST $35,607,970) 103.3%		39,468,854

Value
WRITTEN CALL OPTIONS -3.2% (PREMIUMS RECEIVED $(626,418))	$ (1,237,478)
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%	(9,302)
NET ASSETS 100.0%	$ 38,222,074
Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2021 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of October 31, 2021 were as follows:
Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	10	$ (200,000)	$ 200.00	1/21/22	$ (490)
Abbott Laboratories	Call	25	(312,500)	125.00	1/21/22	(18,250)
AbbVie, Inc.	Call	25	(287,500)	115.00	1/21/22	(11,325)
Accenture PLC, Class A	Call	10	(335,000)	335.00	11/19/21	(25,200)
Adobe, Inc.	Call	7	(420,000)	600.00	12/17/21	(40,985)
Alphabet, Inc., Class A	Call	2	(580,000)	2,900.00	11/19/21	(19,600)
Amazon.com, Inc.	Call	3	(1,020,000)	3,400.00	11/19/21	(17,025)
American Express Co.	Call	12	(204,000)	170.00	12/17/21	(10,260)
American International Group, Inc.	Call	20	(120,000)	60.00	12/17/21	(3,850)
American Tower Corp.	Call	7	(196,000)	280.00	1/21/22	(8,155)
Amgen, Inc.	Call	10	(225,000)	225.00	1/21/22	(2,800)
Apple, Inc.	Call	100	(1,500,000)	150.00	12/17/21	(45,800)
AT&T, Inc.	Call	100	(260,000)	26.00	12/17/21	(4,250)
Bank of America Corp.	Call	100	(430,000)	43.00	12/17/21	(51,500)
Bank of New York Mellon Corp. (The)	Call	30	(165,000)	55.00	1/21/22	(16,800)
Berkshire Hathaway, Inc., Class B	Call	25	(725,000)	290.00	12/17/21	(14,250)
Biogen, Inc.	Call	3	(99,000)	330.00	1/21/22	(1,329)
BlackRock, Inc.	Call	4	(364,000)	910.00	11/19/21	(16,760)
Boeing Co. (The)	Call	5	(115,000)	230.00	12/17/21	(1,325)
Broadcom, Inc.	Call	5	(250,000)	500.00	11/19/21	(17,600)
Capital One Financial Corp.	Call	15	(255,000)	170.00	11/19/21	(345)
Caterpillar, Inc.	Call	10	(200,000)	200.00	11/19/21	(7,275)
Charter Communications, Inc., Class A	Call	2	(146,000)	730.00	11/19/21	(300)
Chevron Corp.	Call	25	(262,500)	105.00	11/19/21	(23,975)
Cisco Systems, Inc.	Call	75	(431,250)	57.50	12/17/21	(8,850)
Citigroup, Inc.	Call	35	(253,750)	72.50	11/19/21	(1,575)
Coca-Cola Co. (The)	Call	80	(440,000)	55.00	1/21/22	(17,640)
Colgate-Palmolive Co.	Call	30	(232,500)	77.50	1/21/22	(6,075)
Comcast Corp., Class A	Call	60	(330,000)	55.00	1/21/22	(5,580)
Costco Wholesale Corp.	Call	5	(227,500)	455.00	11/19/21	(18,950)
CVS Health Corp.	Call	20	(175,000)	87.50	11/19/21	(6,600)
Danaher Corp.	Call	10	(320,000)	320.00	1/21/22	(10,350)
Dow, Inc.	Call	30	(180,000)	60.00	1/21/22	(3,240)
Duke Energy Corp.	Call	20	(210,000)	105.00	1/21/22	(3,340)
DuPont de Nemours, Inc.	Call	20	(155,000)	77.50	1/21/22	(1,440)
Eli Lilly & Co.	Call	10	(240,000)	240.00	12/17/21	(19,000)
Emerson Electric Co.	Call	40	(400,000)	100.00	12/17/21	(6,600)
Exelon Corp.	Call	15	(75,000)	50.00	12/17/21	(5,250)
Exxon Mobil Corp.	Call	65	(390,000)	60.00	11/19/21	(29,900)
Facebook, Inc., Class A	Call	25	(837,500)	335.00	11/19/21	(12,375)
FedEx Corp.	Call	5	(120,000)	240.00	12/17/21	(4,055)
Ford Motor Co.	Call	75	(112,500)	15.00	12/17/21	(17,550)
General Dynamics Corp.	Call	15	(315,000)	210.00	1/21/22	(6,525)
General Motors Co.	Call	30	(165,000)	55.00	11/19/21	(3,720)
Gilead Sciences, Inc.	Call	30	(210,000)	70.00	1/21/22	(3,090)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Goldman Sachs Group, Inc. (The)	Call	5	$ (205,000)	$ 410.00	11/19/21	$ (5,600)
Home Depot, Inc. (The)	Call	15	(525,000)	350.00	12/17/21	(39,000)
Honeywell International, Inc.	Call	15	(345,000)	230.00	12/17/21	(2,355)
Intel Corp.	Call	60	(300,000)	50.00	12/17/21	(6,240)
International Business Machines Corp.	Call	15	(202,500)	135.00	1/21/22	(1,658)
JPMorgan Chase & Co.	Call	40	(640,000)	160.00	11/19/21	(42,000)
Kraft Heinz Co. (The)	Call	30	(112,500)	37.50	1/21/22	(2,010)
Linde PLC	Call	5	(155,000)	310.00	1/21/22	(8,475)
Lockheed Martin Corp.	Call	3	(109,500)	365.00	12/17/21	(270)
Lowe’s Cos., Inc.	Call	15	(330,000)	220.00	12/17/21	(26,737)
Mastercard, Inc., Class A	Call	10	(360,000)	360.00	12/17/21	(3,850)
McDonald's Corp.	Call	15	(375,000)	250.00	12/17/21	(4,725)
Medtronic PLC	Call	35	(437,500)	125.00	11/19/21	(2,555)
MetLife, Inc.	Call	20	(135,000)	67.50	1/21/22	(2,200)
Microsoft Corp.	Call	50	(1,550,000)	310.00	11/19/21	(107,750)
Mondelez International, Inc., Class A	Call	35	(210,000)	60.00	1/21/22	(8,225)
Morgan Stanley	Call	30	(315,000)	105.00	12/17/21	(7,950)
Netflix, Inc.	Call	3	(168,000)	560.00	11/19/21	(39,375)
NextEra Energy, Inc.	Call	40	(340,000)	85.00	12/17/21	(10,000)
NIKE, Inc., Class B	Call	15	(247,500)	165.00	12/17/21	(10,500)
NVIDIA Corp.	Call	15	(337,500)	225.00	12/17/21	(52,350)
Oracle Corp.	Call	25	(231,250)	92.50	1/21/22	(16,375)
PayPal Holdings, Inc.	Call	10	(270,000)	270.00	12/17/21	(2,380)
PepsiCo, Inc.	Call	15	(240,000)	160.00	12/17/21	(5,700)
Procter & Gamble Co. (The)	Call	40	(600,000)	150.00	1/21/22	(5,780)
QUALCOMM, Inc.	Call	15	(202,500)	135.00	12/17/21	(6,825)
Raytheon Technologies Corp.	Call	25	(225,000)	90.00	1/21/22	(6,900)
salesforce.com, Inc.	Call	10	(280,000)	280.00	11/19/21	(21,350)
Simon Property Group, Inc.	Call	10	(140,000)	140.00	1/21/22	(11,000)
Southern Co. (The)	Call	45	(292,500)	65.00	1/21/22	(3,150)
Starbucks Corp.	Call	35	(420,000)	120.00	12/17/21	(1,155)
Target Corp.	Call	7	(168,000)	240.00	12/17/21	(15,575)
Tesla, Inc.	Call	5	(475,000)	950.00	12/17/21	(99,500)
Texas Instruments, Inc.	Call	25	(500,000)	200.00	11/19/21	(925)
T-Mobile U.S., Inc.	Call	17	(204,000)	120.00	11/19/21	(2,304)
U.S. Bancorp	Call	40	(240,000)	60.00	11/19/21	(7,140)
Union Pacific Corp.	Call	10	(210,000)	210.00	11/19/21	(32,470)
United Parcel Service, Inc., Class B	Call	10	(200,000)	200.00	12/17/21	(15,150)
Verizon Communications, Inc.	Call	60	(315,000)	52.50	1/21/22	(9,840)
Visa, Inc., Class A	Call	30	(705,000)	235.00	11/19/21	(900)
Walgreens Boots Alliance Inc.	Call	15	(78,750)	52.50	1/21/22	(930)
Walmart, Inc.	Call	20	(300,000)	150.00	12/17/21	(7,500)
Walt Disney Co. (The)	Call	20	(360,000)	180.00	1/21/22	(8,400)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Wells Fargo & Co.	Call	50	$ (237,500)	$ 47.50	12/17/21	$ (21,250)
Total (Premiums received $626,418)						$(1,237,478)

*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	61.7%
Canada	12.4
Japan	4.8
Taiwan	4.7
United Kingdom	3.6
Brazil	2.1
Germany	2.0
Ireland (Republic of)	1.8
Spain	1.5
Switzerland	1.5
Republic of Korea (South)	1.4
Belgium	1.2
Mexico	1.2
Total Investments	99.9%

*	Percentages indicated are based on net assets as of October 31, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (96.9%)
AEROSPACE & DEFENSE (1.0%)
General Dynamics Corp.	16,740	$ 3,394,035
AIR FREIGHT & LOGISTICS (1.7%)
C.H. Robinson Worldwide, Inc.	59,830	5,802,912
AUTO COMPONENTS (1.0%)
BorgWarner, Inc.	80,210	3,615,065
BANKS (10.4%)
Bank of Nova Scotia (The)	68,570	4,495,449
Canadian Imperial Bank of Commerce	43,930	5,326,952
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	1,048,420	5,776,794
Royal Bank of Canada	45,020	4,682,530
Shinhan Financial Group Co. Ltd., ADR	153,910	4,974,371
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	709,910	4,600,217
Toronto-Dominion Bank (The)	87,070	6,313,446
		36,169,759
BEVERAGES (3.2%)
Coca-Cola Femsa SAB de CV, Class F, Sponsored ADR	78,330	4,210,237
PepsiCo, Inc.	43,890	7,092,624
		11,302,861
BIOTECHNOLOGY (1.5%)
Amgen, Inc.	25,930	5,366,732
CHEMICALS (1.2%)
Air Products and Chemicals, Inc.	14,050	4,212,331
COMMUNICATIONS EQUIPMENT (3.5%)
Cisco Systems, Inc.	110,660	6,193,640
Motorola Solutions, Inc.	24,310	6,043,223
		12,236,863
DIVERSIFIED FINANCIAL SERVICES (1.8%)
ORIX Corp., Sponsored ADR	63,470	6,284,165
ELECTRIC UTILITIES (2.6%)
Entergy Corp.	32,810	3,380,086
Fortis, Inc.	124,430	5,538,380
		8,918,466
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.4%)
Iron Mountain, Inc.	94,610	4,318,001
Physicians Realty Trust	205,610	3,908,646
		8,226,647
	Shares	Value
FOOD & STAPLES RETAILING (0.7%)
Cia Brasileira de Distribuicao, ADR	505,410	$ 2,304,670
FOOD PRODUCTS (0.9%)
General Mills, Inc.	50,620	3,128,316
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Abbott Laboratories	52,080	6,712,591
Medtronic PLC	52,310	6,269,877
		12,982,468
HEALTH CARE PROVIDERS & SERVICES (3.6%)
Cardinal Health, Inc.	109,420	5,231,370
Quest Diagnostics, Inc.	49,370	7,246,529
		12,477,899
HOTELS, RESTAURANTS & LEISURE (2.5%)
McDonald's Corp.	35,420	8,697,381
HOUSEHOLD DURABLES (4.9%)
Garmin Ltd.	35,360	5,077,696
KB Home	152,140	6,108,421
Leggett & Platt, Inc.	58,370	2,734,634
Whirlpool Corp.	14,530	3,063,360
		16,984,111
INDUSTRIAL CONGLOMERATES (1.1%)
3M Co.	21,970	3,925,600
IT SERVICES (4.8%)
Amdocs Ltd.	58,190	4,529,509
Cognizant Technology Solutions Corp., Class A	59,690	4,661,192
Paychex, Inc.	60,010	7,398,033
		16,588,734
MACHINERY (3.1%)
Cummins, Inc.	27,290	6,545,233
Snap-on, Inc.	20,890	4,245,475
		10,790,708
MEDIA (3.7%)
Nexstar Media Group, Inc., Class A	29,940	4,488,904
Omnicom Group, Inc.	53,000	3,608,240
ViacomCBS, Inc., Class B	128,940	4,670,207
		12,767,351
METALS & MINING (4.1%)
Kirkland Lake Gold Ltd.	162,500	6,852,625

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
Ternium SA, Sponsored ADR	90,210	$ 4,179,429
Yamana Gold, Inc.	823,190	3,251,601
		14,283,655
OIL, GAS & CONSUMABLE FUELS (2.6%)
Euronav N.V.	405,200	4,274,860
Petroleo Brasileiro SA, Sponsored ADR	502,020	4,929,836
		9,204,696
PERSONAL PRODUCTS (1.4%)
Unilever PLC, Sponsored ADR	93,540	5,011,873
PHARMACEUTICALS (3.0%)
Eli Lilly and Co.	41,070	10,462,993
PROFESSIONAL SERVICES (4.1%)
RELX PLC, Sponsored ADR	244,300	7,619,717
Thomson Reuters Corp.	55,950	6,732,463
		14,352,180
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (11.8%)
Analog Devices, Inc.	41,650	7,225,858
ChipMOS Technologies, Inc., ADR	87,810	2,921,439
Intel Corp.	103,140	5,053,860
Silicon Motion Technology Corp. ADR	55,370	3,953,972
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	67,560	7,681,572
Texas Instruments, Inc.	45,790	8,584,709
United Microelectronics Corp., Sponsored ADR	556,930	5,719,671
		41,141,081
SOFTWARE (3.7%)
Oracle Corp.	60,800	5,833,152
SAP SE, Sponsored ADR	48,530	7,026,173
		12,859,325
SPECIALTY RETAIL (2.5%)
Best Buy Co., Inc.	24,810	3,032,774
Home Depot, Inc. (The)	15,640	5,814,014
		8,846,788
	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.4%)
HP, Inc.	217,830	$ 6,606,784
NetApp, Inc.	96,410	8,609,413
		15,216,197
TOTAL COMMON STOCKS (COST $277,843,878)		337,555,862
MONEY MARKET FUND (1.5%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(a)	5,239,705	5,239,705
TOTAL MONEY MARKET FUND (COST $5,239,705)		5,239,705
PREFERRED STOCKS (1.5%)
BIOTECHNOLOGY (1.5%)
Grifols SA, ADR, 6.89%(b)	397,750	5,214,502
TOTAL PREFERRED STOCKS (COST $5,906,469)		5,214,502
TOTAL INVESTMENTS (COST $288,990,052) 99.9%		348,010,069
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		189,999
NET ASSETS 100.0%		$ 348,200,068

(a)	7-day current yield as of October 31, 2021 is disclosed.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	28.4%
United Kingdom	13.6
United States	11.6
Netherlands	8.7
Taiwan	6.2
Japan	5.4
Switzerland	3.3
India	3.3
Brazil	3.1
Germany	2.8
Australia	1.9
France	1.9
Mexico	1.4
Spain	1.4
Republic of Korea (South)	1.4
Ireland (Republic of)	1.0
China	0.7
Denmark	0.7
Sweden	0.5
Chile	0.5
Italy	0.5
Finland	0.4
Norway	0.4
Jersey	0.3
South Africa	0.3
Indonesia	0.2
Colombia	0.1
Total Investments	100.0%

*	Percentages indicated are based on net assets as of October 31, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (97.0%)
AEROSPACE & DEFENSE (0.1%)
CAE, Inc.(a)	7,010	$ 212,894
AIR FREIGHT & LOGISTICS (0.2%)
ZTO Express Cayman, Inc., ADR	12,450	365,158
AIRLINES (0.2%)
Ryanair Holdings PLC, Sponsored ADR(a)	2,898	328,952
AUTO COMPONENTS (0.4%)
Magna International, Inc., ADR	8,680	705,684
AUTOMOBILES (2.5%)
Ferrari N.V.	4,620	1,095,725
Honda Motor Co. Ltd., Sponsored ADR	45,820	1,355,356
NIO, Inc., ADR(a)	23,270	917,071
Stellantis N.V.	54,910	1,094,905
Tata Motors Ltd., Sponsored ADR(a)	7,760	245,061
		4,708,118
BANKS (16.9%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	130,110	906,867
Banco de Chile, ADR	9,259	159,996
Banco Santander Chile, ADR	5,574	98,771
Banco Santander SA, Sponsored ADR	310,085	1,175,222
Bank of Montreal	16,820	1,825,138
Bank of Nova Scotia (The)	33,030	2,165,447
Barclays PLC, Sponsored ADR	81,079	907,274
Canadian Imperial Bank of Commerce	12,790	1,550,915
Credicorp Ltd.	1,687	218,736
HDFC Bank Ltd., ADR	26,220	1,885,480
HSBC Holdings PLC, Sponsored ADR	95,741	2,878,932
ICICI Bank Ltd., Sponsored ADR	48,100	1,017,315
ING Groep N.V., Sponsored ADR	86,940	1,315,402
KB Financial Group, Inc., ADR	16,360	786,425
Lloyds Banking Group PLC, ADR	305,785	831,735
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	297,360	1,638,454
Mizuho Financial Group, Inc., ADR	239,140	624,155
Natwest Group PLC, Sponsored ADR	33,078	200,122
Royal Bank of Canada	40,180	4,179,122
Shinhan Financial Group Co. Ltd., ADR	21,380	691,002
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	173,710	1,125,641
Toronto-Dominion Bank (The)	46,850	3,397,094
Westpac Banking Corp., Sponsored ADR	87,615	1,712,873
		31,292,118
	Shares	Value
BEVERAGES (0.5%)
Fomento Economico Mexicano SAB de CV, Sponsored ADR	12,460	$ 1,024,087
BIOTECHNOLOGY (1.5%)
Argenx SE, ADR(a)	2,560	773,018
BeiGene Ltd., ADR(a)	1,320	472,190
Genmab A/S, Sponsored ADR(a)	27,450	1,225,368
Zai Lab Ltd. ADR(a)	2,160	225,504
		2,696,080
CAPITAL MARKETS (2.9%)
Brookfield Asset Management, Inc., Class A	35,700	2,155,923
Credit Suisse Group, Sponsored ADR	52,549	541,780
Deutsche Bank AG(a)	47,520	609,206
Nomura Holdings, Inc., Sponsored ADR	75,430	347,732
UBS Group AG	92,250	1,674,338
XP, Inc., Class A(a)	1,155	37,896
		5,366,875
CHEMICALS (0.7%)
Nutrien Ltd.	15,503	1,083,815
Sasol Ltd., Sponsored ADR(a)	9,530	159,723
		1,243,538
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Waste Connections, Inc.	19,020	2,586,910
COMMUNICATIONS EQUIPMENT (0.9%)
Nokia Oyj, Sponsored ADR(a)	135,440	769,299
Telefonaktiebolaget LM Ericsson, Sponsored ADR	84,460	918,080
		1,687,379
CONSTRUCTION MATERIALS (1.0%)
CEMEX SAB de CV, Sponsored ADR(a)	55,045	353,940
CRH PLC, Sponsored ADR	21,480	1,029,751
James Hardie Industries PLC, Sponsored ADR	12,070	474,713
		1,858,404
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Jackson Financial, Inc., Class A(a)	5,201	140,791
ORIX Corp., Sponsored ADR	6,450	638,615
		779,406
DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
BCE, Inc.	43,735	2,251,040
Chunghwa Telecom Co. Ltd., Sponsored ADR	32,355	1,278,023
Orange SA, Sponsored ADR	66,020	720,278

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Telefonica SA, Sponsored ADR(a)	105,580	$ 459,273
Telkom Indonesia Persero Tbk PT, ADR	16,800	441,672
TELUS Corp.	66,420	1,524,339
		6,674,625
ELECTRIC UTILITIES (0.9%)
Enel Americas SA, ADR	37,710	213,439
Enel Chile SA, ADR	14,260	30,944
Fortis, Inc.	30,190	1,343,757
		1,588,140
ELECTRICAL EQUIPMENT (1.0%)
ABB Ltd., Sponsored ADR	55,270	1,826,121
ENTERTAINMENT (1.1%)
Bilibili, Inc., Sponsored ADR(a)	4,260	312,258
NetEase, Inc., ADR	16,825	1,641,952
		1,954,210
FOOD PRODUCTS (0.1%)
BRF SA, ADR(a)	30,790	127,163
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Alcon, Inc.	18,880	1,573,837
Koninklijke Philips N.V., Sponsored NYS	34,255	1,618,549
Smith & Nephew PLC, Sponsored ADR	19,530	678,667
		3,871,053
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Fresenius Medical Care AG & Co. KGaA, ADR	17,480	580,860
HOTELS, RESTAURANTS & LEISURE (0.6%)
Huazhu Group Ltd. ADR(a)	2,960	137,226
InterContinental Hotels Group PLC, ADR(a)	4,963	351,728
Restaurant Brands International, Inc.	11,555	654,475
		1,143,429
HOUSEHOLD DURABLES (1.9%)
Sony Corp., Sponsored ADR	29,880	3,459,805
INSURANCE (2.4%)
Aegon N.V., Sponsored NYS	34,077	172,089
China Life Insurance Co. Ltd., ADR	66,430	572,627
Manulife Financial Corp.	57,000	1,110,930
Prudential PLC, ADR	30,060	1,241,478
Sun Life Financial, Inc.	23,730	1,351,898
		4,449,022
INTERACTIVE MEDIA & SERVICES (0.5%)
Baidu, Inc., Sponsored ADR(a)	5,293	858,736
	Shares	Value
INTERNET & DIRECT MARKETING RETAIL (6.7%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	51,980	$ 8,573,581
JD.com, Inc., ADR(a)	36,220	2,835,301
Pinduoduo, Inc., ADR(a)	8,190	728,255
Trip.com Group Ltd., ADR(a)	9,300	265,608
Vipshop Holdings Ltd., ADR(a)	9,010	100,552
		12,503,297
IT SERVICES (4.1%)
CGI, Inc.(a)	9,500	849,205
GDS Holdings Ltd., ADR(a)	2,940	174,636
Infosys Ltd., Sponsored ADR	79,710	1,775,939
Pagseguro Digital Ltd., Class A(a)	5,310	192,222
Shopify, Inc., Class A(a)	2,660	3,901,502
StoneCo Ltd., Class A(a)	5,800	196,388
Wipro Ltd., ADR	56,023	501,966
		7,591,858
LIFE SCIENCES TOOLS & SERVICES (0.5%)
QIAGEN N.V.(a)	15,844	883,461
MACHINERY (0.2%)
CNH Industrial N.V.	24,760	423,644
MEDIA (0.9%)
Grupo Televisa SAB, Sponsored ADR	17,190	173,963
Pearson PLC, Sponsored ADR	27,360	226,541
Shaw Communications, Inc., Class B	23,890	688,987
WPP PLC, Sponsored ADR	8,180	591,905
		1,681,396
METALS & MINING (6.7%)
Agnico-Eagle Mines Ltd.	9,070	481,163
AngloGold Ashanti Ltd., Sponsored ADR	9,710	179,441
ArcelorMittal SA, Sponsored NYS	12,593	430,303
Barrick Gold Corp., ADR	53,503	982,850
BHP Group Ltd., Sponsored ADR	34,010	1,865,108
BHP Group PLC, ADR	24,290	1,286,884
Franco Nevada Corp.	7,280	1,039,802
Gold Fields Ltd., Sponsored ADR	12,570	116,650
Kinross Gold Corp.	28,810	173,148
Kirkland Lake Gold Ltd.	8,730	368,144
POSCO, Sponsored ADR	11,760	743,938
Rio Tinto PLC, Sponsored ADR	25,072	1,586,305
Sibanye Stillwater Ltd., ADR	7,050	100,110
Southern Copper Corp.	3,113	186,749
Teck Resources Ltd., Class B	8,863	247,278

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Vale SA, Sponsored ADR	160,590	$ 2,044,311
Wheaton Precious Metals Corp.	16,800	678,888
		12,511,072
MULTI-UTILITIES (1.3%)
Algonquin Power & Utilities Corp.	41,230	594,949
National Grid PLC, Sponsored ADR	28,899	1,851,848
		2,446,797
OIL, GAS & CONSUMABLE FUELS (10.2%)
BP PLC, Sponsored ADR	74,682	2,150,095
Cameco Corp.	8,320	202,176
Canadian Natural Resources, Ltd.	25,620	1,089,106
Cenovus Energy, Inc.	19,700	236,006
China Petroleum & Chemical Corp., ADR	7,586	369,286
Ecopetrol SA, Sponsored ADR	6,810	103,172
Enbridge, Inc.	57,590	2,410,717
Eni S.p.A., Sponsored ADR	29,610	852,472
Equinor ASA, Sponsored ADR	28,377	721,627
Imperial Oil Ltd.	4,610	156,187
Pembina Pipeline Corp.	13,150	435,134
PetroChina Co. Ltd., ADR	6,300	304,038
Petroleo Brasileiro SA, Sponsored ADR	71,930	706,353
Royal Dutch Shell PLC, Class A, Sponsored ADR	44,985	2,065,711
Royal Dutch Shell PLC, Class B, Sponsored ADR	40,770	1,868,897
Suncor Energy, Inc.	31,098	817,877
TC Energy Corp.	29,230	1,581,343
TOTAL SE, Sponsored ADR	55,720	2,792,129
		18,862,326
PAPER & FOREST PRODUCTS (0.1%)
Suzano SA, Sponsored ADR(a)	16,060	140,846
PERSONAL PRODUCTS (2.4%)
Natura & Co. Holding SA, ADR(a)	20,890	287,655
Unilever PLC, Sponsored ADR	77,014	4,126,410
		4,414,065
PHARMACEUTICALS (0.5%)
Bausch Health Cos., Inc.(a)	13,218	371,161
Dr. Reddy's Laboratories Ltd., ADR	10,220	627,917
		999,078
PROFESSIONAL SERVICES (1.8%)
RELX PLC, Sponsored ADR	64,133	2,000,308
Thomson Reuters Corp.	10,594	1,274,776
		3,275,084
	Shares	Value
ROAD & RAIL (2.1%)
Canadian National Railway Co.	17,350	$ 2,305,988
Canadian Pacific Railway, Ltd.	21,140	1,636,236
		3,942,224
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.2%)
ASE Industrial Holding Co. Ltd., ADR	49,515	352,547
ASML Holding N.V., Sponsored NYS	9,507	7,728,050
STMicroelectronics N.V., Sponsored NYS	23,080	1,099,531
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	77,430	8,803,791
United Microelectronics Corp., Sponsored ADR	98,980	1,016,525
		19,000,444
SOFTWARE (2.7%)
Open Text Corp.	19,470	980,314
SAP SE, Sponsored ADR	27,370	3,962,629
		4,942,943
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.7%)
Canon, Inc., Sponsored ADR	36,780	822,769
Logitech International SA	6,800	564,604
		1,387,373
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Gildan Activewear, Inc.	4,860	178,459
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
America Movil SAB de CV, Class L, Sponsored ADR	59,610	1,059,866
Rogers Communications, Inc., Class B	18,800	875,704
SK Telecom Co. Ltd., Sponsored ADR	11,030	319,870
Vodafone Group PLC, Sponsored ADR	64,729	967,698
		3,223,138
TOTAL COMMON STOCKS (COST $152,161,041)		179,796,272
MASTER LIMITED PARTNERSHIPS (0.4%)
MULTI-UTILITIES (0.4%)
Brookfield Infrastructure Partners LP	12,490	734,787
TOTAL MASTER LIMITED PARTNERSHIPS (COST $603,273)		734,787
MONEY MARKET FUND (1.0%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(b)	1,755,368	1,755,368
TOTAL MONEY MARKET FUND (COST $1,755,368)		1,755,368

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
PREFERRED STOCKS (1.6%)
BANKS (0.9%)
Banco Bradesco SA, ADR (a)	199,171	$ 697,098
Bancolombia SA, Sponsored ADR, 0.68%(c)	3,560	127,911
Itau Unibanco Holding SA, Sponsored ADR, 0.78%(c)	197,327	803,121
		1,628,130
CHEMICALS (0.2%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 2.14%(c)	7,020	385,328
METALS & MINING (0.0%)
Gerdau SA, Sponsored ADR, 22.33%(c)	12,740	60,260
OIL, GAS & CONSUMABLE FUELS (0.5%)
Petroleo Brasileiro SA, Sponsored ADR, 6.3%(c)	87,270	838,665
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
Brookfield Property Preferred LP	448	11,124
TOTAL PREFERRED STOCKS (COST $3,503,829)		2,923,507
	Shares	Value
TOTAL INVESTMENTS (COST $158,023,511) 100.0%		$ 185,209,934
OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		84,585
NET ASSETS 100.0%		$ 185,294,519

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2021 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
LP — Limited Partnership
NYS — New York Shares
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	14.3%
U.S. Treasury Obligations	9.2
Semiconductors & Semiconductor Equipment	5.1
U.S. Government Agency Mortgage-Backed Obligations	5.1
Software	4.7
IT Services	4.3
Textiles, Apparel & Luxury Goods	4.0
Food & Staples Retailing	3.6
Oil, Gas & Consumable Fuels	3.6
Hotels, Restaurants & Leisure	3.3
Specialty Retail	2.9
Municipal Bonds	2.7
Health Care Providers & Services	2.4
Air Freight & Logistics	2.4
Aerospace & Defense	2.4
Food Products	2.3
Banks	2.1
Capital Markets	2.0
Money Market Fund	1.8
Internet & Direct Marketing Retail	1.7
Industry Diversification	Percent*
Media	1.7%
Technology Hardware, Storage & Peripherals	1.6
Biotechnology	1.2
Multiline Retail	1.2
Consumer Finance	1.2
Commercial Services & Supplies	1.2
Chemicals	1.2
Machinery	1.2
Industrial Conglomerates	1.2
Entertainment	1.2
Household Products	1.1
Road & Rail	1.1
Health Care Equipment & Supplies	1.1
Communications Equipment	1.1
Insurance	1.1
Pharmaceuticals	0.5
Household Durables	0.5
Thrifts & Mortgage Finance	0.1
Total Investments	99.4%

*	Percentages indicated are based on net assets as of October 31, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
CORPORATE BONDS (66.3%)
AEROSPACE & DEFENSE (2.4%)
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	$ 2,000,000	$ 2,236,900
Raytheon Technologies Corp., 4.13%, 11/16/28, (Callable 8/16/28 @ 100)	2,000,000	2,266,624
		4,503,524
AIR FREIGHT & LOGISTICS (2.4%)
United Parcel Service, Inc., 3.05%, 11/15/27, (Callable 8/15/27 @ 100)	1,000,000	1,085,816
United Parcel Service, Inc., 3.75%, 11/15/47, (Callable 5/15/47 @ 100)	1,000,000	1,200,415
United Parcel Service, Inc., 3.90%, 4/1/25, (Callable 3/1/25 @ 100)	2,000,000	2,174,371
		4,460,602
BANKS (2.1%)
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,334,702
U.S. Bank NA/Cincinnati OH, 2.80%, 1/27/25, (Callable 12/27/24 @ 100)	2,500,000	2,634,229
		3,968,931
BIOTECHNOLOGY (1.2%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,774,039
Celgene Corp., 3.88%, 8/15/25, (Callable 5/15/25 @ 100)	472,000	513,675
		2,287,714
CAPITAL MARKETS (2.0%)
Charles Schwab Corp. (The), 2.00%, 3/20/28, (Callable 1/20/28 @ 100)	2,000,000	2,017,761
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,787,533
		3,805,294
CHEMICALS (1.2%)
Sherwin-Williams Co. (The), 2.95%, 8/15/29, (Callable 5/15/29 @ 100)	1,000,000	1,058,978
Sherwin-Williams Co. (The), 3.80%, 8/15/49, (Callable 2/15/49 @ 100)	1,000,000	1,146,398
		2,205,376
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Waste Management, Inc., 3.15%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	2,146,463
COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems, Inc., 2.50%, 9/20/26, (Callable 6/20/26 @ 100)	2,000,000	2,116,616
	Principal Amount	Value
CONSUMER FINANCE (1.2%)
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	$ 1,000,000	$ 1,055,017
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	1,089,719
		2,144,736
ENTERTAINMENT (1.2%)
Walt Disney Co. (The), 3.80%, 3/22/30	2,000,000	2,253,173
FOOD & STAPLES RETAILING (3.6%)
Sysco Corp., 3.25%, 7/15/27, (Callable 4/15/27 @ 100)	2,000,000	2,144,390
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	2,000,000	2,299,780
Walmart, Inc., 3.25%, 7/8/29, (Callable 4/8/29 @ 100)	2,000,000	2,213,645
		6,657,815
FOOD PRODUCTS (2.3%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	2,000,000	2,265,558
Tyson Foods, Inc., 4.50%, 6/15/22, (Callable 3/15/22 @ 100)	2,000,000	2,030,698
		4,296,256
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Abbott Laboratories, 2.95%, 3/15/25, (Callable 12/15/24 @ 100)	2,000,000	2,115,756
HEALTH CARE PROVIDERS & SERVICES (2.4%)
CVS Health Corp., 1.75%, 8/21/30, (Callable 5/21/30 @ 100)	1,320,000	1,256,912
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	2,000,000	2,117,874
Evernorth Health, Inc., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,113,939
		4,488,725
HOTELS, RESTAURANTS & LEISURE (3.3%)
McDonald’s Corp., 3.70%, 1/30/26, (Callable 10/30/25 @ 100)	2,500,000	2,718,547
McDonald's Corp., 3.60%, 7/1/30, (Callable 4/1/30 @ 100)	1,000,000	1,108,772
Starbucks Corp., 3.75%, 12/1/47, (Callable 6/1/47 @ 100)	2,000,000	2,242,217
		6,069,536
HOUSEHOLD DURABLES (0.5%)
Newell Brands, Inc., 4.00%, 6/15/22, (Callable 11/22/21 @ 100)	1,000,000	1,010,000

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble Co. (The), 3.00%, 3/25/30	$ 1,000,000	$ 1,087,099
Procter & Gamble Co. (The), 3.10%, 8/15/23	1,000,000	1,045,500
		2,132,599
INDUSTRIAL CONGLOMERATES (1.2%)
3M Co., 2.88%, 10/15/27, (Callable 7/15/27 @ 100)	2,000,000	2,135,599
INSURANCE (1.1%)
Prudential Financial, Inc., 5.88% (US0003M + 418 bps), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	2,070,386
INTERNET & DIRECT MARKETING RETAIL (1.7%)
Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	3,000,000	3,245,673
IT SERVICES (4.3%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	1,132,169
Mastercard, Inc., 3.38%, 4/1/24	2,000,000	2,122,604
PayPal Holdings, Inc., 2.85%, 10/1/29, (Callable 7/1/29 @ 100)	2,000,000	2,112,205
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	2,562,275
		7,929,253
MACHINERY (1.2%)
John Deere Capital Corp., 3.45%, 3/13/25	2,000,000	2,156,121
MEDIA (1.7%)
Comcast Corp., 3.70%, 4/15/24, (Callable 3/15/24 @ 100)	3,000,000	3,199,359
MULTILINE RETAIL (1.2%)
Target Corp., 3.50%, 7/1/24	2,000,000	2,142,467
OIL, GAS & CONSUMABLE FUELS (3.6%)
Apache Corp., 3.25%, 4/15/22, (Callable 1/15/22 @ 100)	724,000	724,000
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,137,149
Gulf South Pipeline Co. LP, 4.00%, 6/15/22, (Callable 3/17/22 @ 100)	1,500,000	1,518,775
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	3,000,000	3,291,729
		6,671,653
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Finance, 3.65%, 11/10/21	901,000	901,279
ROAD & RAIL (1.1%)
Union Pacific Corp., 4.16%, 7/15/22, (Callable 4/15/22 @ 100)	2,000,000	2,034,454
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.1%)
Intel Corp., 4.00%, 12/15/32	$ 2,000,000	$ 2,327,326
NVIDIA Corp., 2.85%, 4/1/30, (Callable 1/1/30 @ 100)	2,000,000	2,124,756
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	4,944,611
		9,396,693
SOFTWARE (4.7%)
Adobe, Inc., 3.25%, 2/1/25, (Callable 11/1/24 @ 100)	3,000,000	3,193,463
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	2,298,634
Oracle Corp., 3.25%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	2,137,421
Salesforce.com, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	1,118,029
		8,747,547
SPECIALTY RETAIL (2.9%)
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,121,153
Lowe's Cos., Inc., 3.65%, 4/5/29, (Callable 1/5/29 @ 100)	2,000,000	2,208,315
Lowe's Cos., Inc., 3.80%, 11/15/21	1,000,000	1,001,262
		5,330,730
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.6%)
Apple, Inc., 1.65%, 5/11/30, (Callable 2/11/30 @ 100)	2,000,000	1,943,193
Apple, Inc., 3.45%, 2/9/45	1,000,000	1,121,217
		3,064,410
TEXTILES, APPAREL & LUXURY GOODS (4.0%)
NIKE, Inc., 2.85%, 3/27/30, (Callable 12/27/29 @ 100)	3,000,000	3,213,664
Ralph Lauren Corp., 2.95%, 6/15/30, (Callable 3/15/30 @ 100)	1,000,000	1,046,763
Tapestry, Inc., 4.13%, 7/15/27, (Callable 4/15/27 @ 100)	3,000,000	3,256,784
		7,517,211
THRIFTS & MORTGAGE FINANCE (0.1%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35, (Callable 11/25/21 @ 100)(a)	107,656	108,489
TOTAL CORPORATE BONDS (COST $119,975,697)		123,314,440
MUNICIPAL BONDS (2.7%)
California State University Taxable Revenue Refunding Bonds, Series B, 1.79%, 11/1/30	500,000	489,825
Connecticut State Taxable G.O. Unlimited Bonds, Series A, 1.50%, 6/1/27	200,000	198,380

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
Houston Utility System First Lien Taxable Revenue Refunding Bonds, Series B, 1.93%, 11/15/31	$ 1,240,000	$ 1,235,481
Leander Independent School District Taxable G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 1.99%, 8/15/33	895,000	892,321
Louisiana State Highway Improvement Taxable Revenue Refunding Bonds, Series A, 1.59%, 6/15/30	100,000	98,139
Metropolitan Government Nashville & Davidson County Water & Sewer Taxable Revenue Refunding Bonds, Series B, Green Bond, 2.13%, 7/1/32, (Callable 7/1/31 @ 100)	1,215,000	1,219,965
North Texas Tollway Authority Taxable Revenue Refunding Bonds, Series 2021A, 2.08%, 1/1/31	100,000	98,719
Northwest Independent School District Taxable G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 1.97%, 2/15/34, (Callable 2/15/30 @ 100)	600,000	593,874
Uptown Development Authority Contract Tax Allocation Increment Revenue Bonds, Series B (AGM Insured), 2.58%, 9/1/31	100,000	102,412
TOTAL MUNICIPAL BONDS (COST $5,013,503)		4,929,116
U.S. GOVERNMENT AGENCIES (14.3%)
Federal Farm Credit Bank, 3.00%, 11/25/30	1,000,000	1,111,445
Federal Home Loan Bank
0.50%, 7/29/26, (Callable 1/29/22 @ 100) (Step to 0.63% on 1/29/22)(b)	1,000,000	993,778
0.60%, 3/30/26, (Callable 12/30/21 @ 100) (Step to 0.65% on 12/30/21)(b)	1,000,000	994,654
0.60%, 4/13/26, (Callable 1/13/22 @ 100) (Step to 0.70% on 4/13/22)(b)	1,000,000	994,240
0.60%, 9/30/26, (Callable 12/30/21 @ 100) (Step to 0.65% on 3/30/22)(b)	2,000,000	1,979,928
0.75%, 8/25/28, (Callable 8/25/22 @ 100) (Step to 1.75% on 8/25/24)(b)	1,350,000	1,333,659
0.75%, 9/30/27, (Callable 12/30/21 @ 100) (Step to 1.00% on 3/30/24)(b)	800,000	787,539
0.80%, 3/8/27, (Callable 11/15/21 @ 100)	1,000,000	976,696
0.85%, 2/26/26, (Callable 11/26/21 @ 100)	1,000,000	990,229
0.88%, 3/23/26, (Callable 12/23/21 @ 100)	1,000,000	990,181
0.90%, 12/1/27, (Callable 11/15/21 @ 100)	2,000,000	1,943,886
1.00%, 4/29/31, (Callable 1/29/22 @ 100) (Step to 1.50% on 4/29/23)(b)	730,769	728,214
1.00%, 7/29/26, (Callable 1/29/22 @ 100)	1,000,000	990,311
1.00%, 3/16/27, (Callable 3/16/22 @ 100)	2,000,000	1,966,597
1.07%, 1/25/30, (Callable 1/25/22 @ 100)	1,000,000	956,791
2.50%, 5/23/22	1,000,000	1,013,465
		17,640,168
	Principal Amount	Value
Federal Home Loan Mortgage Corp.
0.80%, 10/27/26, (Callable 1/27/22 @ 100)	$ 1,000,000	$ 978,033
1.05%, 7/21/28, (Callable 1/21/22 @ 100)	1,000,000	963,181
2.50%, 3/29/22	1,000,000	1,009,764
		2,950,978
Federal National Mortgage Association
0.40%, 10/29/24, (Callable 4/29/22 @ 100)	1,000,000	990,370
0.55%, 8/19/25, (Callable 8/19/22 @ 100)	1,000,000	985,083
0.56%, 10/28/25, (Callable 10/28/22 @ 100)	1,000,000	981,796
0.58%, 8/25/25, (Callable 2/25/22 @ 100)	1,000,000	988,093
0.60%, 8/28/25, (Callable 2/28/22 @ 100)	1,000,000	988,377
		4,933,719
TOTAL U.S. GOVERNMENT AGENCIES (COST $26,869,339)		26,636,310
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (5.1%)
Federal Home Loan Mortgage Corp.
2.20% (US0012M + 179 bps), 10/1/37(a)	12,545	12,615
2.38% (H15T1Y + 225 bps), 5/1/36(a)	18,347	18,448
3.00%, 7/15/41	1,517,910	1,567,577
3.50%, 2/1/34	275,067	292,879
3.50%, 10/1/49	406,500	428,753
3.50%, 12/15/48	535,002	573,377
4.00%, 12/15/25	2,500,000	2,676,123
5.00%, 11/1/37	7,313	8,148
6.00%, 3/1/38	19,385	22,916
		5,600,836
Federal National Mortgage Association
0.51% (US0001M + 42 bps), 11/25/36(a)	47,597	48,021
1.50%, 11/25/44	1,829,047	1,827,582
2.20% (US0012M + 182 bps), 5/1/36(a)	48,455	50,872
2.54% (US0012M + 204 bps), 10/1/36(a)	16,070	16,041
3.50%, 2/1/43	169,465	182,043
3.50%, 4/1/48	507,121	552,200
4.00%, 9/1/33	185,282	195,915
4.00%, 10/1/46	384,722	418,359
6.00%, 6/1/36	179,583	195,487
6.00%, 9/1/36	38,926	42,456
6.00%, 5/1/37	24,559	27,518
		3,556,494
Government National Mortgage Association

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD SELECT BOND FUND

	Principal Amount	Value
2.00% (H15T1Y + 150 bps), 1/20/39(a)	$ 9,258	$ 9,285
4.50%, 6/15/40	79,655	90,208
4.50%, 8/20/38	33,260	35,547
5.00%, 5/20/40	43,113	46,844
5.50%, 12/20/38	4,370	4,884
6.00%, 10/15/37	21,765	25,700
6.00%, 6/15/37	21,523	25,422
6.50%, 10/20/38	1,755	1,900
		239,790
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $9,149,420)		9,397,120
U.S. TREASURY OBLIGATIONS (9.2%)
U.S. Treasury Bond, 1.13%, 5/15/40	2,000,000	1,730,703
U.S. Treasury Notes
0.38%, 1/15/27 (TIPS)	1,132,510	1,255,906
1.63%, 11/30/26	1,000,000	1,020,859
1.75%, 11/15/29	1,000,000	1,021,641
2.00%, 11/15/21	5,000,000	5,003,699
2.00%, 2/15/22	7,000,000	7,038,881
		15,340,986
TOTAL U.S. TREASURY OBLIGATIONS (COST $17,106,486)		17,071,689

	Shares	Value
MONEY MARKET FUND (1.8%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(c)	3,367,900	$ 3,367,900
TOTAL MONEY MARKET FUND (COST $3,367,900)		3,367,900
	Shares	Value
TOTAL INVESTMENTS (COST $181,482,345) 99.4%		$ 184,716,575
OTHER ASSETS IN EXCESS OF LIABILITIES 0.6%		1,194,516
NET ASSETS 100.0%		$ 185,911,091

(a)	Variable rate security. The interest rate shown represents the rate in effect at October 31, 2021. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of October 31, 2021.
(c)	7-day current yield as of October 31, 2021 is disclosed.

AGM — Assured Guarantee Municipal Corporation
bps — Basis Points
G.O. — General Obligation
Gtd. — Guaranteed
H15T1Y — 1 Year Treasury Constant Maturity Rate
LP — Limited Partnership
PSF — Permanent School Fund
TIPS — Treasury Inflation-Protected Security
US0001M — 1 Month US Dollar LIBOR
US0003M — 3 Month US Dollar LIBOR
US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Software	11.6%
Semiconductors & Semiconductor Equipment	8.6
Health Care Equipment & Supplies	5.8
Interactive Media & Services	5.0
Banks	4.9
Technology Hardware, Storage & Peripherals	4.5
Internet & Direct Marketing Retail	4.0
Capital Markets	3.6
IT Services	3.3
Insurance	3.2
Automobiles	2.9
Oil, Gas & Consumable Fuels	2.4
Life Sciences Tools & Services	2.3
Health Care Providers & Services	2.3
Specialty Retail	2.0
Chemicals	1.9
Hotels, Restaurants & Leisure	1.8
Entertainment	1.7
Equity Real Estate Investment Trusts	1.7
Media	1.3
Pharmaceuticals	1.3
Food & Staples Retailing	1.2
Biotechnology	1.2
Food Products	1.2
Electric Utilities	1.2
Beverages	1.2
Aerospace & Defense	1.1
Electrical Equipment	1.1
Diversified Financial Services	1.0
Road & Rail	1.0
Diversified Telecommunication Services	1.0
Household Products	1.0
Money Market Fund	1.0
Machinery	0.9
Industry Diversification	Percent*
Communications Equipment	0.9%
Commercial Services & Supplies	0.9
Electronic Equipment, Instruments & Components	0.7
Multi-Utilities	0.7
Consumer Finance	0.6
Trading Companies & Distributors	0.6
Distributors	0.6
Multiline Retail	0.6
Industrial Conglomerates	0.5
Textiles, Apparel & Luxury Goods	0.5
Professional Services	0.5
Household Durables	0.4
Air Freight & Logistics	0.4
Building Products	0.4
Containers & Packaging	0.4
Metals & Mining	0.3
Auto Components	0.1
Real Estate Management & Development	0.1
Energy Equipment & Services	0.1
Airlines	0.1
Health Care Technology	0.1
Water Utilities	0.1
Personal Products	0.1
Construction Materials	0.1
Wireless Telecommunication Services	0.1
Independent Power and Renewable Electricity Producers	0.0
Gas Utilities	0.0
Construction & Engineering	0.0
Leisure Products	0.0
Total Investments	100.1%

*	Percentages indicated are based on net assets as of October 31, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.1%)
AEROSPACE & DEFENSE (1.1%)
Boeing Co. (The)(a)	3,394	$ 702,660
General Dynamics Corp.	2,314	469,163
Howmet Aerospace, Inc.	7,173	212,966
Huntington Ingalls Industries, Inc.	1,242	251,791
L3Harris Technologies, Inc.	1,518	349,960
Lockheed Martin Corp.	1,649	547,996
Northrop Grumman Corp.	987	352,576
Raytheon Technologies Corp.	12,201	1,084,181
Textron, Inc.	5,370	396,575
TransDigm Group, Inc.(a)	248	154,707
		4,522,575
AIR FREIGHT & LOGISTICS (0.4%)
C.H. Robinson Worldwide, Inc.	1,190	115,418
Expeditors International of Washington, Inc.	1,540	189,820
FedEx Corp.	1,366	321,734
United Parcel Service, Inc., Class B	4,870	1,039,599
		1,666,571
AIRLINES (0.1%)
Alaska Air Group, Inc.(a)	620	32,736
American Airlines Group, Inc.(a)	7,840	150,528
Delta Air Lines, Inc.(a)	4,770	186,650
Southwest Airlines Co.(a)	4,040	191,011
United Airlines Holdings, Inc.(a)	1,020	47,063
		607,988
AUTO COMPONENTS (0.1%)
Aptiv PLC(a)	1,590	274,895
BorgWarner, Inc.	6,420	289,349
		564,244
AUTOMOBILES (2.9%)
Ford Motor Co.(a)	94,860	1,620,209
General Motors Co.(a)	16,310	887,753
Tesla, Inc.(a)	8,460	9,424,440
		11,932,402
BANKS (4.9%)
Bank of America Corp.	59,499	2,842,862
Citigroup, Inc.	18,520	1,280,843
Citizens Financial Group, Inc.	11,000	521,180
Comerica, Inc.	5,200	442,468
Fifth Third Bancorp	16,450	716,069
First Republic Bank	980	212,003
Huntington Bancshares, Inc.	24,180	380,593
	Shares	Value
JPMorgan Chase & Co.	19,914	$ 3,383,189
KeyCorp	30,430	708,106
M&T Bank Corp.	2,250	331,020
People's United Financial, Inc.	27,500	471,350
PNC Financial Services Group, Inc. (The)	3,524	743,670
Regions Financial Corp.	31,732	751,414
SVB Financial Group(a)	4,807	3,448,542
Truist Financial Corp.	13,917	883,312
U.S. Bancorp	13,160	794,469
Wells Fargo & Co.	37,828	1,935,281
Zions Bancorp	7,120	448,489
		20,294,860
BEVERAGES (1.2%)
Coca-Cola Co. (The)	32,520	1,833,152
Monster Beverage Corp.(a)	15,190	1,291,150
PepsiCo, Inc.	10,431	1,685,650
		4,809,952
BIOTECHNOLOGY (1.2%)
AbbVie, Inc.	14,670	1,682,209
Amgen, Inc.	5,428	1,123,433
Biogen, Inc.(a)	1,374	366,418
Gilead Sciences, Inc.	13,440	871,987
Incyte Corp.(a)	3,970	265,911
Moderna, Inc.(a)	2,120	731,845
		5,041,803
BUILDING PRODUCTS (0.4%)
A.O. Smith Corp.	1,680	122,758
Allegion PLC	563	72,233
Carrier Global Corp.	6,396	334,063
Fortune Brands Home & Security, Inc.	880	89,232
Johnson Controls International PLC	6,111	448,364
Masco Corp.	3,130	205,171
Trane Technologies PLC	1,630	294,916
		1,566,737
CAPITAL MARKETS (3.6%)
Ameriprise Financial, Inc.	706	213,304
Bank of New York Mellon Corp. (The)	14,561	862,011
BlackRock, Inc.	916	864,209
Cboe Global Markets, Inc.	1,050	138,537
Charles Schwab Corp. (The)	10,220	838,347
CME Group, Inc.	2,490	549,170
Franklin Resources, Inc.	12,930	407,166
Goldman Sachs Group, Inc. (The)	3,082	1,273,945
Intercontinental Exchange, Inc.	4,105	568,378

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Invesco Ltd.	27,140	$ 689,627
MarketAxess Holdings, Inc.	2,360	964,461
Moody's Corp.	1,178	476,089
Morgan Stanley	12,956	1,331,618
MSCI, Inc.	3,452	2,295,166
Nasdaq, Inc.	1,070	224,561
Northern Trust Corp.	1,410	173,486
Raymond James Financial, Inc.	3,570	351,966
S&P Global, Inc.	3,745	1,775,729
State Street Corp.	5,597	551,584
T. Rowe Price Group, Inc.	1,590	344,839
		14,894,193
CHEMICALS (1.9%)
Air Products and Chemicals, Inc.	1,343	402,645
Albemarle Corp.	9,240	2,314,343
Celanese Corp.	700	113,057
CF Industries Holdings, Inc.	1,790	101,672
Corteva, Inc.	10,555	455,448
Dow, Inc.	5,102	285,559
DuPont de Nemours, Inc.	4,385	305,196
Eastman Chemical Co.	320	33,290
Ecolab, Inc.	1,576	350,219
FMC Corp.	10,250	932,852
International Flavors & Fragrances, Inc.	1,560	230,022
Linde PLC	3,343	1,067,086
LyondellBasell Industries N.V., Class A	1,470	136,445
Mosaic Co. (The)	12,220	507,985
PPG Industries, Inc.	1,658	266,225
Sherwin-Williams Co. (The)	1,733	548,685
		8,050,729
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Cintas Corp.	514	222,613
Copart, Inc.(a)	9,090	1,411,586
Republic Services, Inc.	2,056	276,738
Rollins, Inc.	31,855	1,122,252
Waste Management, Inc.	3,260	522,350
		3,555,539
COMMUNICATIONS EQUIPMENT (0.9%)
Arista Networks, Inc.(a)	3,541	1,450,712
Cisco Systems, Inc.	32,160	1,799,995
F5 Networks, Inc.(a)	410	86,572
Juniper Networks, Inc.	6,190	182,729
Motorola Solutions, Inc.	1,151	286,127
		3,806,135
	Shares	Value
CONSTRUCTION & ENGINEERING (0.0%)
Quanta Services, Inc.	540	$ 65,491
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	346	135,923
Vulcan Materials Co.	1,053	200,196
		336,119
CONSUMER FINANCE (0.6%)
American Express Co.	4,440	771,583
Capital One Financial Corp.	6,258	945,146
Discover Financial Services	1,980	224,374
Synchrony Financial	7,600	353,020
		2,294,123
CONTAINERS & PACKAGING (0.4%)
Avery Dennison Corp.	920	200,302
Ball Corp.	3,430	313,777
International Paper Co.	6,990	347,193
Packaging Corp. of America	1,070	146,986
Sealed Air Corp.	1,390	82,455
Westrock Co.	9,869	474,699
		1,565,412
DISTRIBUTORS (0.6%)
Genuine Parts Co.	900	117,999
LKQ Corp.(a)	6,880	378,950
Pool Corp.	3,960	2,040,034
		2,536,983
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Berkshire Hathaway, Inc., Class B(a)	14,957	4,292,809
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
AT&T, Inc.	65,420	1,652,509
Lumen Technologies, Inc.	58,549	694,391
Verizon Communications, Inc.	30,990	1,642,160
		3,989,060
ELECTRIC UTILITIES (1.2%)
Alliant Energy Corp.	2,090	118,231
American Electric Power Co., Inc.	3,850	326,134
Duke Energy Corp.	6,084	620,629
Edison International	3,610	227,177
Entergy Corp.	150	15,453
Evergy, Inc.	2,440	155,550
Eversource Energy	2,840	241,116
Exelon Corp.	13,889	738,756

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
FirstEnergy Corp.	5,119	$ 197,235
NextEra Energy, Inc.	14,636	1,248,890
NRG Energy, Inc.	2,260	90,151
Pinnacle West Capital Corp.	1,260	81,257
PPL Corp.	7,780	224,064
Southern Co. (The)	8,750	545,300
Xcel Energy, Inc.	5,620	362,996
		5,192,939
ELECTRICAL EQUIPMENT (1.1%)
AMETEK, Inc.	1,700	225,080
Eaton Corp. PLC	2,770	456,385
Emerson Electric Co.	4,350	421,994
Generac Holdings, Inc.(a)	6,080	3,031,245
Rockwell Automation, Inc.	776	247,854
		4,382,558
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.7%)
Amphenol Corp., Class A	5,510	423,003
CDW Corp.	880	164,252
Corning, Inc.	7,180	255,393
IPG Photonics Corp.(a)	100	15,901
Keysight Technologies, Inc.(a)	1,320	237,626
TE Connectivity Ltd.	2,050	299,300
Teledyne Technologies, Inc.(a)	251	112,754
Trimble, Inc.(a)	16,080	1,404,910
Zebra Technologies Corp., Class A(a)	350	186,882
		3,100,021
ENERGY EQUIPMENT & SERVICES (0.1%)
Baker Hughes Co.	6,719	168,512
Halliburton Co.	5,740	143,443
Schlumberger N.V.	9,404	303,373
		615,328
ENTERTAINMENT (1.7%)
Activision Blizzard, Inc.	5,700	445,683
Electronic Arts, Inc.	2,310	323,977
Live Nation, Inc.(a)	1,030	104,185
Netflix, Inc.(a)	6,030	4,162,569
Walt Disney Co. (The)(a)	11,670	1,973,047
		7,009,461
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.7%)
Alexandria Real Estate Equities, Inc.	910	185,767
American Tower Corp.	2,879	811,792
AvalonBay Communities, Inc.	839	198,575
	Shares	Value
Boston Properties, Inc.	260	$ 29,546
Crown Castle International Corp.	2,820	508,446
Digital Realty Trust, Inc.	1,910	301,417
Duke Realty Corp.	4,720	265,453
Equinix, Inc.	593	496,383
Equity Residential	2,580	222,912
Essex Property Trust, Inc.	307	104,359
Extra Space Storage, Inc.	980	193,423
Healthpeak Properties, Inc.	8,580	304,676
Host Hotels & Resorts, Inc.(a)	12,433	209,247
Iron Mountain, Inc.	2,799	127,746
Kimco Realty Corp.	10,690	241,594
Mid-America Apartment Communities, Inc.	630	128,652
Prologis, Inc.	5,122	742,485
Public Storage	1,136	377,356
Realty Income Corp.	2,450	175,003
Regency Centers Corp.	750	52,808
SBA Communications Corp.	721	248,983
Simon Property Group, Inc.	1,830	268,241
UDR, Inc.	2,330	129,385
Ventas, Inc.	2,350	125,419
Vornado Realty Trust	825	35,170
Welltower, Inc.	2,540	204,216
Weyerhaeuser Co.	6,589	235,359
		6,924,413
FOOD & STAPLES RETAILING (1.2%)
Costco Wholesale Corp.	3,186	1,566,046
Kroger Co. (The)	21,760	870,835
Sysco Corp.	3,580	275,302
Walgreens Boots Alliance, Inc.	15,790	742,446
Walmart, Inc.	11,340	1,694,423
		5,149,052
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.	13,810	887,154
Campbell Soup Co.	3,350	133,833
Conagra Brands, Inc.	6,220	200,284
General Mills, Inc.	7,690	475,242
Hershey Co. (The)	1,430	250,751
Hormel Foods Corp.	6,330	267,886
J.M. Smucker Co. (The)	2,280	280,121
Kellogg Co.	4,000	245,200
Kraft Heinz Co. (The)	14,296	513,083
Lamb Weston Holdings, Inc.	1,000	56,450
McCormick & Co., Inc.	2,640	211,807

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Mondelez International, Inc., Class A	13,020	$ 790,835
Tyson Foods, Inc., Class A	7,820	625,365
		4,938,011
GAS UTILITIES (0.0%)
Atmos Energy Corp.	800	73,696
HEALTH CARE EQUIPMENT & SUPPLIES (5.8%)
Abbott Laboratories	13,642	1,758,317
ABIOMED, Inc.(a)	4,603	1,528,380
Align Technology, Inc.(a)	4,257	2,657,943
Baxter International, Inc.	5,890	465,074
Becton Dickinson and Co.	2,426	581,245
Boston Scientific Corp.(a)	15,327	661,054
Cooper Cos., Inc. (The)	570	237,644
Danaher Corp.	5,410	1,686,676
DENTSPLY SIRONA, Inc.	2,670	152,751
DexCom, Inc.(a)	4,840	3,016,337
Edwards Lifesciences Corp.(a)	5,891	705,860
Hologic, Inc.(a)	2,870	210,400
IDEXX Laboratories, Inc.(a)	3,960	2,637,914
Intuitive Surgical, Inc.(a)	2,817	1,017,303
Medtronic PLC	10,993	1,317,621
ResMed, Inc.	5,610	1,474,925
STERIS PLC	1,080	252,439
Stryker Corp.	2,774	738,078
Teleflex, Inc.	457	163,122
West Pharmaceutical Services, Inc.	5,940	2,553,487
Zimmer Holdings, Inc.	1,840	263,341
		24,079,911
HEALTH CARE PROVIDERS & SERVICES (2.3%)
AmerisourceBergen Corp.	3,480	424,630
Anthem, Inc.	4,281	1,862,792
Cardinal Health, Inc.	9,040	432,202
Cigna Corp.	5,290	1,129,997
CVS Health Corp.	17,997	1,606,772
DaVita, Inc.(a)	14,750	1,522,790
Henry Schein, Inc.(a)	3,950	301,583
Humana, Inc.	1,827	846,193
Laboratory Corporation of America Holdings(a)	960	275,539
McKesson Corp.	3,665	761,880
Quest Diagnostics, Inc.	1,700	249,526
		9,413,904
HEALTH CARE TECHNOLOGY (0.1%)
Cerner Corp.	4,180	310,532
	Shares	Value
HOTELS, RESTAURANTS & LEISURE (1.8%)
Booking Holdings, Inc.(a)	256	$ 619,720
Carnival Corp.(a)	6,650	147,364
Chipotle Mexican Grill, Inc.(a)	981	1,745,228
Domino's Pizza, Inc.	3,660	1,789,630
Expedia Group, Inc.(a)	915	150,435
Hilton Worldwide Holdings, Inc.(a)	1,820	261,989
Marriott International, Inc., Class A(a)	1,766	282,595
McDonald's Corp.	4,841	1,188,708
Norwegian Cruise Line Holdings Ltd.(a)	2,830	72,788
Royal Caribbean Cruises Ltd.(a)	1,340	113,136
Starbucks Corp.	7,860	833,710
Yum! Brands, Inc.	2,120	264,873
		7,470,176
HOUSEHOLD DURABLES (0.4%)
D.R. Horton, Inc.	1,096	97,840
Garmin Ltd.	1,240	178,064
Leggett & Platt, Inc.	870	40,760
Lennar Corp., Class A	3,880	387,728
Mohawk Industries, Inc.(a)	2,644	468,543
Newell Brands, Inc.	4,820	110,330
NVR, Inc.(a)	4	19,579
PulteGroup, Inc.	1,165	56,013
Whirlpool Corp.	1,352	285,042
		1,643,899
HOUSEHOLD PRODUCTS (1.0%)
Church & Dwight Co., Inc.	3,330	290,909
Clorox Co. (The)	1,280	208,653
Colgate-Palmolive Co.	8,620	656,758
Kimberly-Clark Corp.	3,420	442,856
Procter & Gamble Co. (The)	18,031	2,578,252
		4,177,428
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.0%)
AES Corp. (The)	7,070	177,669
INDUSTRIAL CONGLOMERATES (0.5%)
3M Co.	4,094	731,516
Honeywell International, Inc.	4,422	966,738
Roper Technologies, Inc.	666	324,921
		2,023,175
INSURANCE (3.2%)
Aflac, Inc.	13,220	709,517
Allstate Corp. (The)	5,630	696,262

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
American International Group, Inc.	13,884	$ 820,406
Aon PLC, Class A	1,531	489,798
Arthur J. Gallagher & Co.	1,720	288,392
Assurant, Inc.	2,920	471,025
Brown & Brown, Inc.	14,760	931,504
Chubb Ltd.	4,081	797,346
Cincinnati Financial Corp.	3,642	442,284
Everest Re Group Ltd.	1,600	418,400
Globe Life, Inc.	2,617	232,965
Hartford Financial Services Group, Inc. (The)	12,090	881,724
Lincoln National Corp.	12,666	913,852
Loews Corp.	8,500	476,595
Marsh & McLennan Cos., Inc.	3,680	613,824
MetLife, Inc.	16,470	1,034,316
Principal Financial Group, Inc.	9,900	664,191
Progressive Corp. (The)	4,730	448,782
Prudential Financial, Inc.	9,495	1,044,925
Travelers Cos., Inc. (The)	3,830	616,170
Willis Towers Watson PLC	817	197,943
		13,190,221
INTERACTIVE MEDIA & SERVICES (5.0%)
Alphabet, Inc., Class A(a)	2,265	6,706,484
Alphabet, Inc., Class C(a)	2,119	6,283,704
Facebook, Inc., Class A(a)	19,968	6,461,046
Match Group, Inc.(a)	1,710	257,834
Twitter, Inc.(a)	21,810	1,167,707
		20,876,775
INTERNET & DIRECT MARKETING RETAIL (4.0%)
Amazon.com, Inc.(a)	3,340	11,263,916
eBay, Inc.	26,730	2,050,726
Etsy, Inc.(a)	13,620	3,414,398
		16,729,040
IT SERVICES (3.3%)
Accenture PLC, Class A	4,267	1,530,957
Akamai Technologies, Inc.(a)	1,220	128,661
Automatic Data Processing, Inc.	2,810	630,817
Broadridge Financial Solutions, Inc.	770	137,376
Cognizant Technology Solutions Corp., Class A	3,920	306,113
DXC Technology Co.(a)	6,747	219,750
Fidelity National Information Services, Inc.	3,836	424,799
Fiserv, Inc.(a)	4,100	403,809
FleetCor Technologies, Inc.(a)	420	103,912
Gartner, Inc.(a)	620	205,784
Global Payments, Inc.	1,677	239,794
	Shares	Value
International Business Machines Corp.	5,806	$ 726,331
Jack Henry & Associates, Inc.	580	96,558
Mastercard, Inc., Class A	5,512	1,849,386
Paychex, Inc.	2,700	332,856
PayPal Holdings, Inc.(a)	16,930	3,937,749
VeriSign, Inc.(a)	602	134,047
Visa, Inc., Class A	10,954	2,319,729
Western Union Co. (The)	6,970	126,993
		13,855,421
LEISURE PRODUCTS (0.0%)
Hasbro, Inc.	610	58,414
LIFE SCIENCES TOOLS & SERVICES (2.3%)
Agilent Technologies, Inc.	4,800	755,952
Bio-Rad Laboratories, Inc., Class A(a)	2,960	2,352,253
Bio-Techne Corp.	2,900	1,518,585
Illumina, Inc.(a)	1,217	505,128
IQVIA Holdings, Inc.(a)	2,520	658,778
Mettler-Toledo International, Inc.(a)	1,093	1,618,602
PerkinElmer, Inc.	9,090	1,607,930
Waters Corp.(a)	1,037	381,149
		9,398,377
MACHINERY (0.9%)
Caterpillar, Inc.	3,440	701,794
Cummins, Inc.	587	140,786
Deere & Co.	1,723	589,800
Dover Corp.	810	136,955
Fortive Corp.	2,800	211,988
IDEX Corp.	350	77,900
Illinois Tool Works, Inc.	1,754	399,684
Ingersoll Rand, Inc.(a)	2,638	141,819
Otis Worldwide Corp.	3,283	263,658
PACCAR, Inc.	2,025	181,480
Parker-Hannifin Corp.	568	168,463
Pentair PLC	190	14,054
Snap-on, Inc.	250	50,808
Stanley Black & Decker, Inc.	712	127,968
Westinghouse Air Brake Technologies Corp.	2,980	270,375
Xylem, Inc.	1,300	169,767
		3,647,299
MEDIA (1.3%)
Charter Communications, Inc., Class A(a)	2,330	1,572,494
Comcast Corp., Class A	31,280	1,608,731
Discovery, Inc., Class A(a)	5,380	126,107
Discovery, Inc., Class C(a)	4,541	102,445

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
DISH Network Corp., Class A(a)	7,730	$ 317,471
Fox Corp., Class A	5,730	227,710
Fox Corp., Class B	2,640	97,574
Interpublic Group of Cos., Inc. (The)	10,180	372,283
News Corp., Class A	7,990	182,971
News Corp., Class B	5,390	121,598
Omnicom Group, Inc.	1,590	108,247
ViacomCBS, Inc., Class B	11,430	413,995
		5,251,626
METALS & MINING (0.3%)
Freeport-McMoRan, Inc.	10,528	397,116
Newmont Corp.	6,340	342,360
Nucor Corp.	6,470	722,376
		1,461,852
MULTILINE RETAIL (0.6%)
Dollar General Corp.	7,000	1,550,640
Dollar Tree, Inc.(a)	1,362	146,769
Target Corp.	3,300	856,746
		2,554,155
MULTI-UTILITIES (0.7%)
Ameren Corp.	2,990	252,027
CenterPoint Energy, Inc.	8,970	233,579
CMS Energy Corp.	4,000	241,400
Consolidated Edison, Inc.	5,020	378,508
Dominion Energy, Inc.	6,852	520,272
DTE Energy Co.	930	105,415
NiSource, Inc.	7,770	191,686
Public Service Enterprise Group, Inc.	4,616	294,501
Sempra Energy	1,830	233,563
WEC Energy Group, Inc.	3,145	283,239
		2,734,190
OIL, GAS & CONSUMABLE FUELS (2.4%)
APA Corp.	2,580	67,622
Chevron Corp.	13,193	1,510,466
ConocoPhillips	7,657	570,370
Coterra Energy, Inc.	4,320	92,102
Devon Energy Corp.	4,540	181,963
Diamondback Energy, Inc.	640	68,602
EOG Resources, Inc.	5,074	469,142
Exxon Mobil Corp.	36,680	2,364,760
Hess Corp.	1,320	108,992
Kinder Morgan, Inc.	37,230	623,602
Marathon Oil Corp.	37,330	609,226
Marathon Petroleum Corp.	9,558	630,159
Occidental Petroleum Corp.	6,003	201,281
	Shares	Value
ONEOK, Inc.	2,730	$ 173,683
Phillips 66	8,549	639,294
Pioneer Natural Resources Co.	2,146	401,259
Valero Energy Corp.	11,520	890,842
Williams Cos., Inc. (The)	12,570	353,091
		9,956,456
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc., (The) Class A	1,568	508,549
PHARMACEUTICALS (1.3%)
Catalent, Inc.(a)	15,630	2,154,752
Eli Lilly and Co.	5,860	1,492,894
Organon & Co.	3,120	114,660
Viatris, Inc.	42,250	564,037
Zoetis, Inc.	5,250	1,135,050
		5,461,393
PROFESSIONAL SERVICES (0.5%)
Equifax, Inc.	810	224,718
IHS Markit Ltd.	3,030	396,082
Jacobs Engineering Group, Inc.	760	106,719
Nielsen Holdings PLC	4,160	84,240
Robert Half International, Inc.	1,240	140,207
Verisk Analytics, Inc.	5,040	1,059,761
		2,011,727
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CBRE Group, Inc., Class A(a)	4,570	475,646
ROAD & RAIL (1.0%)
CSX Corp.	17,820	644,549
J.B. Hunt Transport Services, Inc.	560	110,426
Kansas City Southern Industries, Inc.	590	183,048
Norfolk Southern Corp.	1,398	409,684
Old Dominion Freight Line, Inc.	5,620	1,918,387
Union Pacific Corp.	3,895	940,253
		4,206,347
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.6%)
Advanced Micro Devices, Inc.(a)	25,390	3,052,640
Analog Devices, Inc.	3,678	638,096
Applied Materials, Inc.	16,160	2,208,264
Broadcom, Inc.	2,552	1,356,822
Enphase Energy, Inc.(a)	12,090	2,800,407
Intel Corp.	26,710	1,308,790
KLA Corp.	6,310	2,352,115
Lam Research Corp.	3,386	1,908,248
Microchip Technology, Inc.	2,760	204,488

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Micron Technology, Inc.	7,530	$ 520,323
Monolithic Power Systems, Inc.	6,350	3,336,671
NVIDIA Corp.	29,898	7,644,022
NXP Semiconductors N.V.	1,440	289,238
Qorvo, Inc.(a)	6,430	1,081,719
QUALCOMM, Inc.	15,890	2,114,006
Skyworks Solutions, Inc.	950	158,773
Teradyne, Inc.	17,020	2,352,845
Texas Instruments, Inc.	6,110	1,145,503
Xilinx, Inc.	7,480	1,346,400
		35,819,370
SOFTWARE (11.6%)
Adobe, Inc.(a)	6,451	4,195,472
ANSYS, Inc.(a)	3,133	1,189,224
Autodesk, Inc.(a)	7,060	2,242,327
Cadence Design Systems, Inc.(a)	12,220	2,115,404
Citrix Systems, Inc.	1,020	96,625
Fortinet, Inc.(a)	9,790	3,292,769
Intuit, Inc.	4,412	2,761,868
Microsoft Corp.	53,020	17,582,492
NortonLifeLock, Inc.	8,052	204,923
Oracle Corp.	11,451	1,098,609
Paycom Software, Inc.(a)	3,830	2,098,266
PTC, Inc.(a)	6,880	876,168
salesforce.com, Inc.(a)	12,550	3,761,110
ServiceNow, Inc.(a)	5,070	3,537,643
Synopsys, Inc.(a)	5,840	1,945,771
Tyler Technologies, Inc.(a)	2,050	1,113,601
		48,112,272
SPECIALTY RETAIL (2.0%)
Advance Auto Parts, Inc.	1,236	278,743
AutoZone, Inc.(a)	141	251,662
Bath & Body Works, Inc.	1,580	109,162
Best Buy Co., Inc.	1,530	187,027
CarMax, Inc.(a)	2,360	323,131
Gap, Inc. (The)	6,460	146,577
Home Depot, Inc. (The)	6,809	2,531,178
Lowe’s Cos., Inc.	4,700	1,098,954
O'Reilly Automotive, Inc.(a)	442	275,066
Ross Stores, Inc.	1,830	207,156
TJX Cos., Inc. (The)	7,880	516,061
Tractor Supply Co.	9,900	2,149,983
Ulta Beauty, Inc.(a)	321	117,923
		8,192,623
	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.5%)
Apple, Inc.	111,024	$ 16,631,395
Hewlett Packard Enterprise Co.	62,390	914,014
HP, Inc.	19,970	605,690
NetApp, Inc.	1,920	171,456
Seagate Technology Holdings PLC	1,450	129,152
Western Digital Corp.(a)	6,701	350,395
		18,802,102
TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Hanesbrands, Inc.	8,270	140,921
NIKE, Inc., Class B	8,190	1,370,105
PVH Corp.(a)	1,700	185,861
Tapestry, Inc.	2,330	90,823
Under Armour, Inc., Class A(a)	4,150	91,134
Under Armour, Inc., Class C(a)	1,024	19,333
VF Corp.	1,695	123,532
		2,021,709
TRADING COMPANIES & DISTRIBUTORS (0.6%)
Fastenal Co.	5,840	333,347
United Rentals, Inc.(a)	5,850	2,217,793
W.W. Grainger, Inc.	188	87,065
		2,638,205
WATER UTILITIES (0.1%)
American Water Works Co., Inc.	1,470	256,045
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
T-Mobile U.S., Inc.(a)	4,990	574,000
TOTAL COMMON STOCKS (COST $261,133,251)		411,869,712
MONEY MARKET FUND (1.0%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(b)	4,310,705	4,310,705
TOTAL MONEY MARKET FUND (COST $4,310,705)		4,310,705
TOTAL INVESTMENTS (COST $265,443,956) 100.1%		416,180,417
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%		(609,181)
NET ASSETS 100.0%		$ 415,571,236

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2021 is disclosed.

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company
S&P — Standard & Poor's
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Equity Real Estate Investment Trusts	6.5%
Banks	6.2
Specialty Retail	5.0
Semiconductors & Semiconductor Equipment	4.7
Software	4.5
Insurance	4.1
Machinery	4.0
Health Care Equipment & Supplies	3.9
Health Care Providers & Services	3.5
Electronic Equipment, Instruments & Components	3.0
Oil, Gas & Consumable Fuels	3.0
Household Durables	3.0
Chemicals	2.3
Capital Markets	2.3
Biotechnology	2.2
Building Products	2.1
Metals & Mining	1.8
Textiles, Apparel & Luxury Goods	1.7
Thrifts & Mortgage Finance	1.7
Auto Components	1.6
Food Products	1.6
Professional Services	1.6
Life Sciences Tools & Services	1.6
IT Services	1.5
Commercial Services & Supplies	1.4
Pharmaceuticals	1.4
Electrical Equipment	1.4
Hotels, Restaurants & Leisure	1.4
Road & Rail	1.3
Leisure Products	1.3
Media	1.1
Construction & Engineering	1.1
Consumer Finance	1.1
Industry Diversification	Percent*
Aerospace & Defense	1.0%
Trading Companies & Distributors	1.0
Communications Equipment	0.9
Health Care Technology	0.9
Multiline Retail	0.8
Money Market Fund	0.8
Real Estate Management & Development	0.7
Energy Equipment & Services	0.7
Beverages	0.7
Diversified Consumer Services	0.6
Air Freight & Logistics	0.6
Gas Utilities	0.6
Food & Staples Retailing	0.6
Electric Utilities	0.5
Containers & Packaging	0.5
Mortgage Real Estate Investment Trusts	0.4
Paper & Forest Products	0.4
Personal Products	0.4
Internet & Direct Marketing Retail	0.4
Water Utilities	0.3
Multi-Utilities	0.3
Diversified Telecommunication Services	0.3
Technology Hardware, Storage & Peripherals	0.3
Automobiles	0.3
Marine	0.3
Airlines	0.2
Household Products	0.2
Interactive Media & Services	0.2
Entertainment	0.1
Wireless Telecommunication Services	0.1
Construction Materials	0.1
Industrial Conglomerates	0.0
Total Investments	100.1%

*	Percentages indicated are based on net assets as of October 31, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.3%)
AEROSPACE & DEFENSE (1.0%)
AAR Corp.(a)	4,150	$ 146,785
Aerojet Rocketdyne Holdings, Inc.	3,960	174,280
AeroVironment, Inc.(a)	4,620	411,688
Axon Enterprise, Inc.(a)	6,470	1,164,341
Curtiss-Wright Corp.	1,600	204,288
Hexcel Corp.(a)	3,980	225,825
Kaman Corp.	1,040	37,222
Mercury Systems, Inc.(a)	4,830	248,938
Moog, Inc., Class A	1,170	88,370
National Presto Industries, Inc.	60	4,989
Park Aerospace Corp.	770	10,079
Triumph Group, Inc.(a)	3,570	73,007
		2,789,812
AIR FREIGHT & LOGISTICS (0.6%)
Atlas Air Worldwide Holdings, Inc.(a)	2,870	232,814
Echo Global Logistics, Inc.(a)	1,600	77,168
Forward Air Corp.	3,690	371,066
GXO Logistics, Inc.(a)	4,560	404,928
Hub Group, Inc., Class A(a)	2,780	218,425
XPO Logistics, Inc.(a)	4,550	390,390
		1,694,791
AIRLINES (0.2%)
Allegiant Travel Co.(a)	606	106,214
Hawaiian Holdings, Inc.(a)	3,750	72,563
JetBlue Airways Corp.(a)	20,350	285,510
SkyWest, Inc.(a)	3,950	169,968
		634,255
AUTO COMPONENTS (1.6%)
Adient PLC(a)	5,800	241,396
American Axle & Manufacturing Holdings, Inc.(a)	10,140	92,071
Cooper-Standard Holdings, Inc.(a)	820	21,271
Dana, Inc.	14,690	325,971
Dorman Products, Inc.(a)	2,930	305,833
Fox Factory Holding Corp.(a)	5,180	833,721
Gentex Corp.	13,760	486,967
Gentherm, Inc.(a)	1,660	122,226
Goodyear Tire & Rubber Co. (The)(a)	20,152	385,306
LCI Industries	2,380	332,343
Lear Corp.	2,930	503,521
Motorcar Parts of America, Inc.(a)	1,910	36,137
Patrick Industries, Inc.	5,805	452,268
	Shares	Value
Standard Motor Products, Inc.	1,160	$ 55,564
Visteon Corp.(a)	1,240	140,343
		4,334,938
AUTOMOBILES (0.3%)
Harley-Davidson, Inc.	7,200	262,728
Thor Industries, Inc.	3,110	317,096
Winnebago Industries, Inc.	1,600	108,304
		688,128
BANKS (6.2%)
Allegiance Bancshares, Inc.	1,040	40,737
Ameris Bancorp	4,852	254,196
Associated Banc-Corp	15,098	336,383
Banc of California, Inc.	2,870	58,347
BancFirst Corp.	910	59,159
Bancorp, Inc. (The)(a)	1,440	43,992
Bank of Hawaii Corp.	1,850	156,325
Bank OZK	8,180	365,401
BankUnited, Inc.	5,980	242,549
Banner Corp.	2,670	154,219
Berkshire Hills Bancorp, Inc.	3,480	94,482
Brookline Bancorp, Inc.	6,100	97,905
Cadence Bank	10,222	296,642
Cathay General Bancorp	4,090	172,557
Central Pacific Financial Corp.	1,180	32,438
CIT Group, Inc.	5,580	276,377
City Holding Co.	620	49,340
Columbia Banking System, Inc.	3,710	126,622
Commerce Bancshares, Inc.	5,141	362,492
Community Bank System, Inc.	2,710	194,226
Cullen/Frost Bankers, Inc.	2,570	332,815
Customers Bancorp, Inc.(a)	4,920	262,187
CVB Financial Corp.	6,320	126,526
Dime Community Bancshares, Inc., Class B	2,942	104,971
Eagle Bancorp, Inc.	1,880	106,389
East West Bancorp, Inc.	7,320	581,794
F.N.B. Corp.	24,300	283,095
FB Financial Corp.	1,063	48,186
First Bancorp	1,390	67,304
First BanCorp	14,592	199,181
First Commonwealth Financial Corp.	4,960	75,888
First Financial Bancorp	4,760	113,193
First Financial Bankshares, Inc.	7,220	366,198
First Hawaiian, Inc.	4,030	111,188
First Horizon Corp.	20,070	340,588

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
First Midwest Bancorp, Inc.	6,240	$ 120,120
Fulton Financial Corp.	11,140	179,354
Glacier Bancorp, Inc.	4,840	267,604
Great Western Bancorp, Inc.	3,280	111,684
Hancock Whitney Corp.	6,129	303,263
Hanmi Financial Corp.	3,441	76,356
Heritage Financial Corp.	1,430	35,521
Hilltop Holdings, Inc.	2,640	93,562
Home Bancshares, Inc.	9,712	230,757
Hope Bancorp, Inc.	8,372	122,147
Independent Bank Corp.	1,470	124,215
Independent Bank Group, Inc.	2,280	164,821
International Bancshares Corp.	4,010	170,024
Investors Bancorp, Inc.	3,470	53,091
Lakeland Financial Corp.	480	34,498
National Bank Holdings Corp., Class A	1,950	84,572
NBT Bancorp, Inc.	1,820	66,776
OFG Bancorp	2,890	74,851
Old National Bancorp	12,610	215,379
Pacific Premier Bancorp, Inc.	5,972	250,764
PacWest Bancorp	6,020	285,769
Park National Corp.	540	69,439
Pinnacle Financial Partners, Inc.	4,420	426,839
Preferred Bank	780	53,485
Prosperity Bancshares, Inc.	5,011	377,378
Renasant Corp.	3,450	129,064
Seacoast Banking Corp. of Florida	3,510	127,869
ServisFirst Bancshares, Inc.	7,700	618,387
Signature Bank	2,750	819,005
Simmons First National Corp., Class A	8,140	243,305
Southside Bancshares, Inc.	1,154	47,683
Sterling Bancorp	17,099	435,170
Synovus Financial Corp.	9,202	428,721
Texas Capital Bancshares, Inc.(a)	2,900	175,740
Tompkins Financial Corp.	270	22,170
Triumph Bancorp, Inc.(a)	6,120	717,876
Trustmark Corp.	3,420	108,790
UMB Financial Corp.	2,390	236,180
Umpqua Holdings Corp.	20,610	421,474
United Bankshares, Inc.	7,383	273,097
United Community Banks, Inc.	5,222	181,934
Valley National Bancorp	19,464	258,093
Veritex Holdings, Inc.	2,803	114,783
Webster Financial Corp.	5,470	306,101
Westamerica BanCorp	1,210	67,470
Wintrust Financial Corp.	3,770	333,645
		16,592,718
	Shares	Value
BEVERAGES (0.7%)
Celsius Holdings, Inc.(a)	13,830	$ 1,334,872
Coca-Cola Consolidated, Inc.	201	80,681
National Beverage Corp.	9,540	538,056
		1,953,609
BIOTECHNOLOGY (2.2%)
Anika Therapeutics, Inc.(a)	870	36,236
Arrowhead Pharmaceuticals, Inc.(a)	7,580	483,756
Coherus Biosciences, Inc.(a)	34,510	577,352
Cytokinetics, Inc.(a)	13,400	467,794
Eagle Pharmaceuticals, Inc.(a)	770	40,325
Emergent BioSolutions, Inc.(a)	7,300	347,991
Enanta Pharmaceuticals, Inc.(a)	1,000	85,850
Exelixis, Inc.(a)	31,040	667,670
Halozyme Therapeutics, Inc.(a)	16,110	613,308
Ligand Pharmaceuticals, Inc.(a)	780	113,833
Myriad Genetics, Inc.(a)	4,300	132,311
Neurocrine Biosciences, Inc.(a)	6,640	699,922
Organogenesis Holdings, Inc.(a)	1,710	18,776
REGENXBIO, Inc.(a)	7,890	279,622
Spectrum Pharmaceuticals, Inc.(a)	12,140	22,216
uniQure N.V.(a)	1,160	35,345
United Therapeutics Corp.(a)	2,033	387,815
Vanda Pharmaceuticals, Inc.(a)	3,970	67,966
Vericel Corp.(a)	8,620	396,692
Xencor, Inc.(a)	10,710	423,688
		5,898,468
BUILDING PRODUCTS (2.1%)
AAON, Inc.	5,988	429,040
American Woodmark Corp.(a)	590	40,557
Apogee Enterprises, Inc.	3,940	165,204
Builders FirstSource, Inc.(a)	9,690	564,636
Carlisle Cos., Inc.	2,280	508,258
Gibraltar Industries, Inc.(a)	3,960	258,034
Griffon Corp.	8,350	221,192
Insteel Industries, Inc.	960	39,043
Lennox International, Inc.	1,429	427,671
Owens Corning	4,590	428,752
PGT Innovations, Inc.(a)	14,210	303,383
Quanex Building Products Corp.	3,355	69,516
Resideo Technologies, Inc.(a)	11,020	271,753
Simpson Manufacturing Co., Inc.	4,070	431,786
Trex Co., Inc.(a)	10,750	1,143,800
UFP Industries, Inc.	2,800	229,124
		5,531,749

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
CAPITAL MARKETS (2.3%)
Affiliated Managers Group, Inc.	1,790	$ 300,505
B. Riley Financial, Inc.	770	55,178
Blucora, Inc.(a)	3,730	61,620
Brightsphere Investment Group, Inc.	25,070	751,598
Donnelley Financial Solutions, Inc.(a)	1,891	72,463
Evercore, Inc., Class A	1,820	276,349
FactSet Research Systems, Inc.	2,138	949,037
Federated Hermes, Inc.	5,590	186,203
Greenhill & Co., Inc.	1,360	21,379
Interactive Brokers Group, Inc., Class A	6,560	464,776
Janus Henderson Group PLC	9,600	446,400
Jefferies Financial Group, Inc.	14,080	605,440
Piper Sandler Cos.	620	102,108
SEI Investments Co.	5,330	336,003
Stifel Financial Corp.	4,977	362,674
StoneX Group, Inc.(a)	9,200	635,812
Virtus Investment Partners, Inc.	1,867	597,440
WisdomTree Investments, Inc.	6,910	44,155
		6,269,140
CHEMICALS (2.3%)
AdvanSix, Inc.(a)	6,400	311,040
American Vanguard Corp.	1,350	21,033
Ashland Global Holdings, Inc.	2,550	244,826
Avient Corp.	4,430	238,689
Balchem Corp.	1,535	234,993
Cabot Corp.	2,920	155,782
Chemours Co. (The)	8,490	237,890
Ferro Corp.(a)	4,310	90,596
FutureFuel Corp.	1,390	9,813
GCP Applied Technologies, Inc.(a)	2,420	54,716
H.B. Fuller Co.	2,560	180,506
Hawkins, Inc.	960	35,203
Ingevity Corp.(a)	1,810	141,017
Innospec, Inc.	840	76,112
Koppers Holdings, Inc.(a)	4,520	158,607
Kraton Corp.(a)	1,550	70,758
Livent Corp.(a)	22,340	630,435
Minerals Technologies, Inc.	1,910	135,495
NewMarket Corp.	229	77,862
Olin Corp.	6,720	382,906
Quaker Chemical Corp.	1,870	459,721
Rayonier Advanced Materials, Inc.(a)	20,003	143,622
RPM International, Inc.	5,860	510,992
Scotts Miracle-Gro Co. (The)	4,420	656,193
	Shares	Value
Sensient Technologies Corp.	1,930	$ 184,508
Stepan Co.	820	98,416
Tredegar Corp.	2,040	24,602
Trinseo PLC	2,540	142,392
Valvoline, Inc.	9,846	334,370
		6,043,095
COMMERCIAL SERVICES & SUPPLIES (1.4%)
ABM Industries, Inc.	5,410	238,094
Brady Corp., Class A	2,500	130,225
Brink's Co. (The)	2,390	164,623
Clean Harbors, Inc.(a)	2,270	255,466
Corecivic, Inc.(a)	20,148	173,474
Deluxe Corp.	3,270	116,641
Harsco Corp.(a)	5,250	89,775
Healthcare Services Group, Inc.	4,472	85,818
Herman Miller, Inc.	3,300	128,436
HNI Corp.	2,310	86,394
IAA, Inc.(a)	6,460	385,339
Interface, Inc.	5,560	79,842
KAR Auction Services, Inc.(a)	9,910	145,380
Matthews International Corp., Class A	2,160	74,239
MSA Safety, Inc.	1,610	246,378
Pitney Bowes, Inc.	13,330	92,510
Stericycle, Inc.(a)	4,400	294,448
Tetra Tech, Inc.	3,900	685,074
U.S. Ecology, Inc.(a)	1,600	51,504
UniFirst Corp.	610	120,756
Viad Corp.(a)	1,160	51,469
		3,695,885
COMMUNICATIONS EQUIPMENT (0.9%)
ADTRAN, Inc.	2,480	45,830
Applied Optoelectronics, Inc.(a)	4,710	36,032
CalAmp Corp.(a)	4,110	39,538
Ciena Corp.(a)	7,490	406,632
Comtech Telecommunications Corp.	5,260	113,458
Digi International, Inc.(a)	3,340	71,977
Extreme Networks, Inc.(a)	15,370	151,087
Harmonic, Inc.(a)	19,950	180,947
Lumentum Holdings, Inc.(a)	5,805	479,377
NETGEAR, Inc.(a)	2,800	80,724
NetScout Systems, Inc.(a)	6,330	171,290
Plantronics, Inc.(a)	1,900	50,844

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ViaSat, Inc.(a)	5,250	$ 313,372
Viavi Solutions, Inc.(a)	22,820	351,428
		2,492,536
CONSTRUCTION & ENGINEERING (1.1%)
AECOM (a)	7,532	514,963
Arcosa, Inc.	2,293	118,617
Comfort Systems USA, Inc.	7,690	703,404
Dycom Industries, Inc.(a)	2,030	161,223
EMCOR Group, Inc.	3,060	371,759
Fluor Corp.(a)	6,820	132,581
Granite Construction, Inc.	6,660	247,219
MasTec, Inc.(a)	3,410	303,933
Matrix Service Co.(a)	9,490	97,083
MYR Group, Inc.(a)	800	81,720
Valmont Industries, Inc.	870	207,895
		2,940,397
CONSTRUCTION MATERIALS (0.1%)
Eagle Materials, Inc.	1,800	267,048
CONSUMER FINANCE (1.1%)
Encore Capital Group, Inc.(a)	3,710	200,414
Enova International, Inc.(a)	4,923	159,702
EZCORP, Inc., Class A(a)	39,100	291,686
FirstCash, Inc.	1,908	168,801
Green Dot Corp., Class A(a)	10,640	450,711
LendingTree, Inc.(a)	482	77,790
Navient Corp.	19,270	379,619
PRA Group, Inc.(a)	7,550	323,744
PROG Holdings, Inc.	3,300	133,485
SLM Corp.	45,300	831,255
World Acceptance Corp.(a)	190	35,224
		3,052,431
CONTAINERS & PACKAGING (0.5%)
AptarGroup, Inc.	2,830	341,807
Greif, Inc., Class A	2,860	184,985
Myers Industries, Inc.	1,870	38,485
O-I Glass, Inc.(a)	11,100	144,855
Silgan Holdings, Inc.	4,570	183,714
Sonoco Products Co.	5,410	313,509
		1,207,355
DIVERSIFIED CONSUMER SERVICES (0.6%)
Adtalem Global Education, Inc.(a)	4,890	180,587
American Public Education, Inc.(a)	1,300	32,487
Graham Holdings Co., Class B	427	250,158
Grand Canyon Education, Inc.(a)	2,320	184,904
	Shares	Value
H&R Block, Inc.	9,330	$ 215,243
Perdoceo Education Corp.(a)	6,540	69,455
Service Corp. International	8,200	561,618
Strategic Education, Inc.	1,519	103,611
WW International, Inc.(a)	2,880	49,997
		1,648,060
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
ATN International, Inc.	310	12,642
Cogent Communications Holdings, Inc.	2,080	159,307
Consolidated Communications Holdings, Inc.(a)	33,970	251,378
Iridium Communications, Inc.(a)	5,910	239,650
		662,977
ELECTRIC UTILITIES (0.5%)
ALLETE, Inc.	3,000	184,620
Hawaiian Electric Industries, Inc.	6,070	246,199
IDACORP, Inc.	2,350	245,152
OGE Energy Corp.	10,600	361,142
PNM Resources, Inc.	4,590	228,353
		1,265,466
ELECTRICAL EQUIPMENT (1.4%)
Acuity Brands, Inc.	1,600	328,688
AZZ, Inc.	1,120	59,506
Encore Wire Corp.	1,400	187,684
EnerSys	1,770	141,671
Hubbell, Inc.	2,300	458,551
nVent Electric PLC	8,980	318,341
Powell Industries, Inc.	2,960	76,546
Regal Beloit Corp.	2,910	443,280
Sunrun, Inc.(a)	17,020	981,713
Vicor Corp.(a)	5,630	853,452
		3,849,432
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (3.0%)
Advanced Energy Industries, Inc.	5,950	546,329
Arlo Technologies, Inc.(a)	39,521	272,695
Arrow Electronics, Inc.(a)	4,280	495,410
Avnet, Inc.	9,420	358,996
Badger Meter, Inc.	2,990	305,728
Belden, Inc.	1,880	113,195
Benchmark Electronics, Inc.	4,230	98,601
Cognex Corp.	10,010	876,776
Coherent, Inc.(a)	1,094	278,314
CTS Corp.	2,250	80,145
Daktronics, Inc.(a)	24,320	134,976

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ePlus, Inc.(a)	760	$ 84,033
Fabrinet (a)	1,730	166,080
FARO Technologies, Inc.(a)	880	64,742
II-VI, Inc.(a)	12,091	731,626
Insight Enterprises, Inc.(a)	2,710	256,637
Itron, Inc.(a)	2,130	165,650
Jabil, Inc.	8,890	533,044
Knowles Corp.(a)	5,710	118,996
Littelfuse, Inc.	955	281,295
Methode Electronics, Inc.	1,950	82,037
National Instruments Corp.	6,495	275,843
OSI Systems, Inc.(a)	720	67,039
PC Connection, Inc.	1,730	79,667
Plexus Corp.(a)	1,170	102,164
Rogers Corp.(a)	820	164,918
Sanmina Corp.(a)	7,380	278,595
ScanSource, Inc.(a)	4,850	173,533
SYNNEX Corp.	3,178	333,690
TTM Technologies, Inc.(a)	16,630	220,181
Vishay Intertechnology, Inc.	8,280	159,142
Vontier Corp.	7,280	246,282
		8,146,359
ENERGY EQUIPMENT & SERVICES (0.7%)
Archrock, Inc.	16,610	136,036
Bristow Group, Inc.(a)	2,520	87,192
ChampionX Corp.(a)	7,340	192,528
Core Laboratories N.V.	2,030	52,800
DMC Global, Inc.(a)	4,220	176,312
Dril-Quip, Inc.(a)	1,350	31,806
Helix Energy Solutions Group, Inc.(a)	30,130	113,892
Helmerich & Payne, Inc.	4,200	130,368
Nabors Industries Ltd.(a)	818	83,845
NOV, Inc.(a)	3,320	46,546
Oceaneering International, Inc.(a)	7,100	96,560
Oil States International, Inc.(a)	12,080	73,205
Patterson-UTI Energy, Inc.	15,730	134,649
ProPetro Holding Corp.(a)	21,900	210,021
RPC, Inc.(a)	20,460	110,279
U.S. Silica Holdings, Inc.(a)	12,190	117,999
		1,794,038
ENTERTAINMENT (0.1%)
Cinemark Holdings, Inc.(a)	5,860	110,168
Marcus Corp. (The)(a)	2,660	49,396
World Wrestling Entertainment, Inc., Class A	2,350	143,562
		303,126
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (6.5%)
Acadia Realty Trust	5,897	$ 126,078
Agree Realty Corp.	3,320	235,919
Alexander & Baldwin, Inc.	5,813	142,593
American Assets Trust, Inc.	2,570	97,223
American Campus Communities, Inc.	7,090	380,875
Apartment Income REIT Corp.	6,660	357,043
Armada Hoffler Properties, Inc.	9,190	125,995
Brixmor Property Group, Inc.	15,740	368,946
Camden Property Trust	4,570	745,367
CareTrust REIT, Inc.	5,808	120,516
Centerspace	530	53,657
Chatham Lodging Trust(a)	2,050	26,015
Community Healthcare Trust, Inc.	4,840	231,546
Coresite Realty Corp.	1,990	283,495
Corporate Office Properties Trust	5,850	158,652
Cousins Properties, Inc.	9,209	364,769
CyrusOne, Inc.	5,770	473,255
DiamondRock Hospitality Co.(a)	15,570	140,753
Diversified Healthcare Trust	30,200	109,928
Douglas Emmett, Inc.	9,010	294,447
Easterly Government Properties, Inc.	4,400	92,532
EastGroup Properties, Inc.	1,700	336,226
EPR Properties	3,550	178,246
Essential Properties Realty Trust, Inc.	17,790	529,964
First Industrial Realty Trust, Inc.	6,990	407,028
Four Corners Property Trust, Inc.	5,927	171,883
Franklin Street Properties Corp.	3,260	14,670
Geo Group, Inc. (The)	13,904	113,735
Getty Realty Corp.	2,470	79,336
Global Net Lease, Inc.	4,270	68,405
Healthcare Realty Trust, Inc.	7,960	263,158
Hersha Hospitality Trust(a)	7,230	64,564
Highwoods Properties, Inc.	5,760	258,278
Hudson Pacific Properties, Inc.	4,900	126,175
Independence Realty Trust, Inc.	2,480	58,602
Industrial Logistics Properties Trust	2,480	69,663
Innovative Industrial Properties, Inc.	4,970	1,307,557
iStar, Inc.	5,280	133,267
JBG Smith Properties	6,400	184,704
Kilroy Realty Corp.	4,730	318,707
Kite Realty Group Trust	7,095	144,029
Lamar Advertising Co., Class A	3,930	444,876
Lexington Realty Trust	15,915	231,882
Life Storage, Inc.	3,660	489,745
LTC Properties, Inc.	2,170	69,136

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Macerich Co. (The)	13,259	$ 239,855
Mack-Cali Realty Corp.(a)	5,020	91,314
Medical Properties Trust, Inc.	31,440	670,615
National Retail Properties, Inc.	8,780	398,261
National Storage Affiliates Trust	3,830	239,222
NexPoint Residential Trust, Inc.	1,120	79,318
Office Properties Income Trust	3,047	78,064
Omega Healthcare Investors, Inc.	11,976	351,615
Park Hotels & Resorts, Inc.(a)	13,594	251,897
Pebblebrook Hotel Trust	9,846	221,141
Physicians Realty Trust	5,000	95,050
PotlatchDeltic Corp.	3,372	176,254
PS Business Parks, Inc.	670	119,059
Rayonier, Inc.	7,010	261,683
Retail Opportunity Investments Corp.	8,910	158,331
Rexford Industrial Realty, Inc.	7,000	470,400
RPT Realty	2,440	32,428
Sabra Health Care REIT, Inc.	12,749	180,398
Safehold, Inc.	8,070	602,829
Service Properties Trust	8,860	95,422
SL Green Realty Corp.	4,120	288,688
Spirit Realty Capital, Inc.	5,070	248,075
STORE Capital Corp.	11,100	381,063
Summit Hotel Properties, Inc.(a)	13,160	131,600
Tanger Factory Outlet Centers, Inc.	6,800	114,240
Uniti Group, Inc.	10,194	145,876
Universal Health Realty Income Trust	490	27,915
Urban Edge Properties	5,600	98,168
Urstadt Biddle Properties, Inc., Class A	3,470	68,151
Washington Real Estate Investment Trust	3,790	96,077
Whitestone REIT	1,040	9,547
Xenia Hotels & Resorts, Inc.(a)	8,050	143,290
		17,559,286
FOOD & STAPLES RETAILING (0.6%)
Andersons, Inc. (The)	7,785	265,157
BJ's Wholesale Club Holdings, Inc.(a)	8,360	488,558
Chefs' Warehouse, Inc. (The)(a)	1,640	57,187
Grocery Outlet Holding Corp.(a)	4,410	97,858
PriceSmart, Inc.	1,270	91,376
SpartanNash Co.	11,084	256,484
Sprouts Farmers Market, Inc.(a)	10,190	225,607
United Natural Foods, Inc.(a)	2,700	117,153
		1,599,380
FOOD PRODUCTS (1.6%)
B&G Foods, Inc.	15,710	462,502
Calavo Growers, Inc.	820	32,964
	Shares	Value
Cal-Maine Foods, Inc.	1,710	$ 61,663
Darling Ingredients, Inc.(a)	13,410	1,133,413
Flowers Foods, Inc.	10,913	270,097
Fresh Del Monte Produce, Inc.	7,320	245,147
Hain Celestial Group, Inc. (The)(a)	4,470	200,569
Ingredion, Inc.	3,630	345,685
J & J Snack Foods Corp.	680	100,334
John B. Sanfilippo & Son, Inc.	500	42,250
Lancaster Colony Corp.	890	151,300
Pilgrim's Pride Corp.(a)	5,080	143,053
Post Holdings, Inc.(a)	2,695	273,489
Sanderson Farms, Inc.	930	176,188
Seneca Foods Corp., Class A(a)	3,790	195,678
Simply Good Foods Co. (The)(a)	3,570	141,550
Tootsie Roll Industries, Inc.	1,015	32,125
TreeHouse Foods, Inc.(a)	4,680	169,135
		4,177,142
GAS UTILITIES (0.6%)
Chesapeake Utilities Corp.	650	85,196
National Fuel Gas Co.	4,300	246,949
New Jersey Resources Corp.	4,940	186,781
Northwest Natural Holding Co.	870	39,228
ONE Gas, Inc.	2,310	155,463
South Jersey Industries, Inc.	5,050	114,938
Southwest Gas Holdings, Inc.	2,990	207,058
Spire, Inc.	2,290	143,720
UGI Corp.	11,460	497,479
		1,676,812
HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
AngioDynamics, Inc.(a)	2,860	81,796
Avanos Medical, Inc.(a)	10,770	339,686
BioLife Solutions, Inc.(a)	15,100	802,565
Cardiovascular Systems, Inc.(a)	2,550	89,454
CONMED Corp.	1,340	196,015
CryoLife, Inc.(a)	2,660	54,902
Cutera, Inc.(a)	1,020	43,860
Envista Holdings Corp.(a)	6,650	260,015
Glaukos Corp.(a)	2,440	111,532
Globus Medical, Inc., Class A(a)	3,910	301,735
Haemonetics Corp.(a)	2,400	164,904
Heska Corp.(a)	1,230	274,942
Hill-Rom Holdings, Inc.	3,070	475,543
ICU Medical, Inc.(a)	924	216,336
Inogen, Inc.(a)	750	29,738
Integer Holdings Corp.(a)	1,510	135,930
Integra LifeSciences Holdings Corp.(a)	3,650	242,579

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Invacare Corp.(a)	18,770	$ 92,724
Lantheus Holdings, Inc.(a)	4,605	107,711
LeMaitre Vascular, Inc.	4,090	212,721
LivaNova PLC(a)	2,480	190,266
Masimo Corp.(a)	3,420	969,707
Meridian Bioscience, Inc.(a)	26,350	495,643
Merit Medical Systems, Inc.(a)	9,195	618,456
Mesa Laboratories, Inc.	220	67,254
Natus Medical, Inc.(a)	2,130	53,357
Neogen Corp.(a)	5,778	244,467
NuVasive, Inc.(a)	2,640	140,870
OraSure Technologies, Inc.(a)	3,830	40,866
Orthofix Medical, Inc.(a)	720	25,906
Penumbra, Inc.(a)	2,860	790,933
Quidel Corp.(a)	4,790	635,968
STAAR Surgical Co.(a)	8,340	987,956
Surmodics, Inc.(a)	870	48,424
Tactile Systems Technology, Inc.(a)	3,870	133,476
Tandem Diabetes Care, Inc.(a)	3,000	408,990
Varex Imaging Corp.(a)	2,360	63,366
Zynex, Inc.(a)	32,720	409,982
		10,560,575
HEALTH CARE PROVIDERS & SERVICES (3.5%)
Acadia Healthcare Co., Inc.(a)	4,690	290,780
Addus HomeCare Corp.(a)	2,630	245,905
Amedisys, Inc.(a)	2,649	448,582
AMN Healthcare Services, Inc.(a)	2,340	230,958
Apollo Medical Holdings, Inc.(a)	1,730	118,730
Chemed Corp.	971	468,265
CorVel Corp.(a)	500	91,610
Covetrus, Inc.(a)	5,620	113,468
Cross Country Healthcare, Inc.(a)	6,580	136,403
Encompass Health Corp.	5,210	331,148
Ensign Group, Inc. (The)	7,100	553,871
Fulgent Genetics, Inc.(a)	13,940	1,155,905
Hanger, Inc.(a)	3,660	68,369
HealthEquity, Inc.(a)	8,160	540,029
Joint Corp. (The)(a)	7,550	660,474
LHC Group, Inc.(a)	2,470	332,437
Magellan Health Services, Inc.(a)	2,490	236,127
ModivCare, Inc.(a)	2,650	431,341
Molina Healthcare, Inc.(a)	2,685	794,008
Option Care Health, Inc.(a)	5,300	144,849
Owens & Minor, Inc.	3,855	138,317
Patterson Cos., Inc.	5,240	163,802
Pennant Group, Inc. (The)(a)	10,495	268,357
	Shares	Value
Progyny, Inc.(a)	3,190	$ 195,962
R1 RCM, Inc.(a)	30,900	670,530
RadNet, Inc.(a)	3,160	98,244
Select Medical Holdings Corp.	6,420	213,272
Tivity Health, Inc.(a)	2,553	63,876
U.S. Physical Therapy, Inc.	730	78,738
		9,284,357
HEALTH CARE TECHNOLOGY (0.9%)
Allscripts Healthcare Solutions, Inc.(a)	18,346	252,808
Computer Programs and Systems, Inc.(a)	890	32,129
HealthStream, Inc.(a)	1,710	45,503
NextGen Healthcare, Inc.(a)	4,380	72,095
Omnicell, Inc.(a)	3,480	619,962
OptimizeRx Corp.(a)	8,860	856,762
Simulations Plus, Inc.	8,570	432,785
Tabula Rasa HealthCare, Inc.(a)	4,990	135,478
		2,447,522
HOTELS, RESTAURANTS & LEISURE (1.4%)
Choice Hotels International, Inc.	1,540	216,555
Cracker Barrel Old Country Store, Inc.	1,220	162,467
Dine Brands Global, Inc.(a)	4,150	350,716
El Pollo Loco Holdings, Inc.(a)	4,210	61,887
Fiesta Restaurant Group, Inc.(a)	1,990	20,975
Jack in the Box, Inc.	2,280	225,606
Marriott Vacations Worldwide Corp.	2,046	321,672
Papa John's International, Inc.	1,710	212,177
Shake Shack, Inc., Class A(a)	3,600	249,012
Six Flags Entertainment Corp.(a)	4,260	175,214
Travel + Leisure Co.	4,720	256,485
Wendy's Co. (The)	12,810	285,663
Wingstop, Inc.	4,840	834,755
Wyndham Hotels & Resorts, Inc.	4,860	410,524
		3,783,708
HOUSEHOLD DURABLES (3.0%)
Cavco Industries, Inc.(a)	360	86,537
Century Communities, Inc.	13,050	875,133
Ethan Allen Interiors, Inc.	4,730	109,783
Helen of Troy Ltd.(a)	2,240	503,888
Installed Building Products, Inc.	5,150	654,307
iRobot Corp.(a)	8,590	716,578
KB Home	6,720	269,808
La-Z-Boy, Inc.	2,770	92,075
LGI Homes, Inc.(a)	5,300	791,290
M.D.C Holdings, Inc.	3,493	171,087

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
M/I Homes, Inc.(a)	4,050	$ 231,903
Meritage Homes Corp.(a)	5,630	612,037
Taylor Morrison Home Corp.(a)	12,402	378,633
Tempur Sealy International, Inc.	15,460	687,506
Toll Brothers, Inc.	5,800	348,986
TopBuild Corp.(a)	3,900	1,002,183
Tri Pointe Homes, Inc.(a)	15,390	372,284
Tupperware Brands Corp.(a)	7,390	164,354
Universal Electronics, Inc.(a)	870	35,827
		8,104,199
HOUSEHOLD PRODUCTS (0.2%)
Central Garden & Pet Co.(a)	210	10,832
Central Garden & Pet Co., Class A(a)	2,790	128,898
Energizer Holdings, Inc.	3,060	111,598
WD-40 Co.	1,162	263,774
		515,102
INDUSTRIAL CONGLOMERATES (0.0%)
Raven Industries, Inc.(a)	1,930	111,593
INSURANCE (4.1%)
Alleghany Corp.(a)	627	408,415
Ambac Financial Group, Inc.(a)	4,210	71,191
American Equity Investment Life Holding Co.	7,760	247,311
American Financial Group, Inc.	3,590	488,384
AMERISAFE, Inc.	960	56,918
Assured Guaranty Ltd.	5,320	295,686
Brighthouse Financial, Inc.(a)	17,620	885,052
CNO Financial Group, Inc.	14,520	350,513
eHealth, Inc.(a)	4,860	215,541
Employers Holdings, Inc.	2,610	100,746
First American Financial Corp.	6,800	497,352
Genworth Financial, Inc., Class A(a)	89,710	368,708
Hanover Insurance Group, Inc. (The)	1,990	250,740
HCI Group, Inc.	4,970	666,030
Horace Mann Educators Corp.	3,660	143,399
James River Group Holdings Ltd.	1,860	59,427
Kemper Corp.	3,682	233,733
Kinsale Capital Group, Inc.	3,480	651,282
Mercury General Corp.	3,310	180,362
Old Republic International Corp.	23,710	612,429
Palomar Holdings, Inc.(a)	6,240	570,648
Primerica, Inc.	3,000	504,720
ProAssurance Corp.	3,130	71,708
Reinsurance Group of America, Inc.	4,160	491,213
RenaissanceRe Holdings Ltd.	1,980	280,764
	Shares	Value
RLI Corp.	1,790	$ 193,875
Safety Insurance Group, Inc.	1,070	83,899
Selective Insurance Group, Inc.	3,330	260,972
Selectquote, Inc.(a)	3,530	46,914
SiriusPoint Ltd.(a)	18,430	173,242
Stewart Information Services Corp.	3,440	244,825
Trupanion, Inc.(a)	7,290	746,496
United Fire Group, Inc.	2,900	59,247
Universal Insurance Holdings, Inc.	2,360	34,857
Unum Group	12,610	321,177
		10,867,776
INTERACTIVE MEDIA & SERVICES (0.2%)
QuinStreet, Inc.(a)	13,600	190,400
TripAdvisor, Inc.(a)	4,990	164,520
Yelp, Inc.(a)	3,690	142,545
		497,465
INTERNET & DIRECT MARKETING RETAIL (0.4%)
Liquidity Services, Inc.(a)	1,830	40,406
PetMed Express, Inc.	7,610	216,352
Shutterstock, Inc.	5,610	679,652
		936,410
IT SERVICES (1.5%)
Alliance Data Systems Corp.	2,820	240,405
Concentrix Corp.	1,998	355,005
CSG Systems International, Inc.	2,130	106,607
EVERTEC, Inc.	7,690	347,665
ExlService Holdings, Inc.(a)	3,740	458,636
Genpact Ltd.	6,040	298,074
LiveRamp Holdings, Inc.(a)	3,200	171,232
MAXIMUS, Inc.	2,910	246,099
Perficient, Inc.(a)	5,310	656,316
Sabre Corp.(a)	17,510	181,754
TTEC Holdings, Inc.	4,890	461,567
Unisys Corp.(a)	4,120	105,348
WEX, Inc.(a)	1,972	295,208
		3,923,916
LEISURE PRODUCTS (1.3%)
Brunswick Corp.	3,580	333,262
Callaway Golf Co.(a)	5,630	152,292
Mattel, Inc.(a)	22,700	495,087
Polaris, Inc.	2,620	301,169
Sturm Ruger & Co., Inc.	870	68,626

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Vista Outdoor, Inc.(a)	29,060	$ 1,215,870
YETI Holdings, Inc.(a)	10,000	983,300
		3,549,606
LIFE SCIENCES TOOLS & SERVICES (1.6%)
Medpace Holdings, Inc.(a)	4,750	1,076,112
NeoGenomics, Inc.(a)	14,440	664,240
Repligen Corp.(a)	5,370	1,559,985
Syneos Health, Inc.(a)	10,140	946,468
		4,246,805
MACHINERY (4.0%)
AGCO Corp.	2,750	336,077
Alamo Group, Inc.	1,560	235,872
Albany International Corp., Class A	1,460	117,749
Astec Industries, Inc.	1,150	61,387
Barnes Group, Inc.	1,900	79,686
Chart Industries, Inc.(a)	5,650	1,002,988
CIRCOR International, Inc.(a)	1,050	29,967
Colfax Corp.(a)	6,030	311,269
Crane Co.	2,190	226,183
Donaldson Co., Inc.	6,260	375,663
Enerpac Tool Group Corp.	3,220	67,266
EnPro Industries, Inc.	720	64,555
ESCO Technologies, Inc.	920	77,795
Federal Signal Corp.	9,010	385,718
Flowserve Corp.	4,530	152,299
Franklin Electric Co., Inc.	3,850	332,563
Graco, Inc.	10,250	770,595
Greenbrier Cos., Inc. (The)	5,860	240,377
Hillenbrand, Inc.	3,930	178,658
ITT, Inc.	3,950	371,576
John Bean Technologies Corp.	1,425	210,544
Kennametal, Inc.	4,390	174,502
Lincoln Electric Holdings, Inc.	3,550	505,520
Lindsay Corp.	380	55,355
Meritor, Inc.(a)	3,720	90,545
Middleby Corp. (The)(a)	2,500	456,100
Mueller Industries, Inc.	2,900	152,656
Nordson Corp.	2,400	610,104
Oshkosh Corp.	3,550	379,850
Proto Labs, Inc.(a)	3,120	186,607
SPX Corp.(a)	2,280	132,445
SPX FLOW, Inc.	2,050	153,156
Standex International Corp.	370	41,170
Tennant Co.	760	60,390
Terex Corp.	3,720	166,656
	Shares	Value
Timken Co. (The)	6,210	$ 440,599
Titan International, Inc.(a)	5,670	40,937
Toro Co. (The)	6,480	618,646
Trinity Industries, Inc.	6,380	178,959
Wabash National Corp.	5,900	91,627
Watts Water Technologies, Inc., Class A	1,200	228,024
Woodward, Inc.	2,640	298,188
		10,690,823
MARINE (0.3%)
Kirby Corp.(a)	3,350	175,573
Matson, Inc.	6,010	500,513
		676,086
MEDIA (1.1%)
AMC Networks, Inc., Class A(a)	2,780	110,616
Cable One, Inc.	324	554,432
EW Scripps Co. (The), Class A	7,790	144,894
Gannett Co., Inc.(a)	23,862	138,400
John Wiley & Sons, Inc., Class A	2,370	128,383
Meredith Corp.(a)	1,990	115,898
New York Times Co. (The), Class A	9,480	517,513
Scholastic Corp.	3,910	141,503
TechTarget, Inc.(a)	9,570	902,547
TEGNA, Inc.	12,710	249,878
		3,004,064
METALS & MINING (1.8%)
Allegheny Technologies, Inc.(a)	8,380	134,918
Arconic Corp.(a)	5,220	153,572
Carpenter Technology Corp.	4,900	151,312
Century Aluminum Co.(a)	4,040	53,368
Cleveland-Cliffs, Inc.(a)	37,818	911,792
Commercial Metals Co.	12,530	403,216
Compass Minerals International, Inc.	1,530	100,368
Haynes International, Inc.	1,410	56,583
Kaiser Aluminum Corp.	480	46,627
Materion Corp.	900	64,962
Olympic Steel, Inc.	9,170	247,315
Reliance Steel & Aluminum Co.	3,000	438,480
Royal Gold, Inc.	2,830	280,227
Steel Dynamics, Inc.	10,110	668,069
SunCoke Energy, Inc.	31,620	228,296
TimkenSteel Corp.(a)	11,915	166,214
United States Steel Corp.	15,530	409,837

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Warrior Met Coal, Inc.	4,560	$ 109,303
Worthington Industries, Inc.	1,580	85,826
		4,710,285
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.4%)
Apollo Commercial Real Estate Finance, Inc.	13,240	200,454
Armour Residential REIT, Inc.	3,580	37,662
Franklin BSP Realty Trust, Inc.(a)	4,097	67,229
Granite Point Mortgage Trust, Inc.	5,810	77,854
Invesco Mortgage Capital, Inc.	14,479	45,464
KKR Real Estate Finance Trust, Inc.	1,220	26,486
New York Mortgage Trust, Inc.	22,570	99,082
Pennymac Mortgage Investment Trust	9,370	188,805
Ready Capital Corp.	7,140	110,456
Redwood Trust, Inc.	9,680	131,261
		984,753
MULTILINE RETAIL (0.8%)
Big Lots, Inc.	15,440	683,220
Kohl's Corp.	10,490	509,080
Macy's, Inc.	15,550	411,608
Nordstrom, Inc.(a)	5,790	166,347
Ollie's Bargain Outlet Holdings, Inc.(a)	7,230	489,182
		2,259,437
MULTI-UTILITIES (0.3%)
Avista Corp.	3,820	152,074
Black Hills Corp.	2,990	198,476
MDU Resources Group, Inc.	11,290	346,942
NorthWestern Corp.	2,150	122,249
Unitil Corp.	430	17,953
		837,694
OIL, GAS & CONSUMABLE FUELS (3.0%)
Antero Midstream Corp.	47,910	509,762
Bonanza Creek Energy, Inc.	21,280	1,194,659
Callon Petroleum Co.(a)	4,745	245,459
CNX Resources Corp.(a)	24,110	352,247
CONSOL Energy, Inc.(a)	22,997	632,647
Dorian LPG Ltd.	1,410	17,089
DT Midstream, Inc.	2,930	140,523
EQT Corp.(a)	13,370	266,197
Equitrans Midstream Corp.	18,840	194,240
Green Plains, Inc.(a)	9,830	373,049
HollyFrontier Corp.	11,410	385,658
Laredo Petroleum, Inc.(a)	567	42,752
Matador Resources Co.	5,110	213,854
	Shares	Value
Murphy Oil Corp.	7,160	$ 199,263
Par Pacific Holdings, Inc.(a)	4,610	71,271
PBF Energy, Inc., Class A(a)	10,840	158,372
PDC Energy, Inc.	4,488	234,767
Penn Virginia Corp.(a)	4,030	133,151
Range Resources Corp.(a)	12,250	285,670
Renewable Energy Group, Inc.(a)	13,380	856,320
REX American Resources Corp.(a)	150	13,193
SM Energy Co.	12,820	439,982
Southwestern Energy Co.(a)	45,040	219,795
Talos Energy, Inc.(a)	11,910	154,473
Targa Resources Corp.	10,270	561,461
World Fuel Services Corp.	8,600	262,558
		8,158,412
PAPER & FOREST PRODUCTS (0.4%)
Clearwater Paper Corp.(a)	4,190	175,268
Domtar Corp.(a)	7,130	389,226
Glatfelter Corp.	4,190	68,842
Louisiana-Pacific Corp.	4,690	276,381
Mercer International, Inc.	7,110	76,575
Sylvamo Corp.(a)	1,430	40,269
		1,026,561
PERSONAL PRODUCTS (0.4%)
Coty, Inc., Class A(a)	7,880	66,822
Edgewell Personal Care Co.	3,960	138,560
elf Beauty, Inc.(a)	1,090	35,218
Inter Parfums, Inc.	900	83,142
Medifast, Inc.	3,550	696,759
Nu Skin Enterprises, Inc., Class A	2,800	112,420
USANA Health Sciences, Inc.(a)	580	56,295
		1,189,216
PHARMACEUTICALS (1.4%)
Amphastar Pharmaceuticals, Inc.(a)	3,210	59,963
ANI Pharmaceuticals, Inc.(a)	800	29,904
Collegium Pharmaceutical, Inc.(a)	20,060	393,778
Corcept Therapeutics, Inc.(a)	28,980	521,640
ENDO International PLC(a)	15,320	65,110
Innoviva, Inc.(a)	27,660	482,667
Jazz Pharmaceuticals PLC(a)	3,650	485,596
Nektar Therapeutics(a)	9,540	144,626
Pacira BioSciences, Inc.(a)	8,020	419,286
Perrigo Co. PLC	7,250	327,337
Phibro Animal Health Corp., Class A	1,400	30,716

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Prestige Consumer Healthcare, Inc.(a)	3,020	$ 181,170
Supernus Pharmaceuticals, Inc.(a)	15,730	469,540
		3,611,333
PROFESSIONAL SERVICES (1.6%)
ASGN, Inc.(a)	5,320	636,591
CACI International, Inc., Class A(a)	1,017	292,530
Exponent, Inc.	4,620	530,376
Forrester Research, Inc.(a)	2,810	149,632
FTI Consulting, Inc.(a)	3,240	466,301
Heidrick & Struggles International, Inc.	1,020	47,818
Insperity, Inc.	3,760	470,000
KBR, Inc.	8,510	361,164
Kelly Services, Inc., Class A	9,060	163,352
Korn Ferry	2,770	213,872
ManpowerGroup, Inc.	3,540	342,141
ManTech International Corp., Class A	1,330	114,672
Resources Connection, Inc.	3,160	55,016
Science Applications International Corp.	2,664	239,174
TrueBlue, Inc.(a)	5,070	141,199
		4,223,838
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Jones Lang LaSalle, Inc.(a)	2,748	709,616
Marcus & Millichap, Inc.(a)	1,590	74,889
RE/MAX Holdings, Inc., Class A	930	29,583
Realogy Holdings Corp.(a)	14,090	244,039
St Joe Co. (The)	16,900	794,638
		1,852,765
ROAD & RAIL (1.3%)
ArcBest Corp.	3,610	324,358
Avis Budget Group, Inc.(a)	2,160	374,350
Heartland Express, Inc.	2,983	48,712
Knight-Swift Transportation Holdings, Inc.	13,950	790,825
Landstar System, Inc.	1,770	311,184
Marten Transport Ltd.	8,959	148,988
Ryder System, Inc.	3,960	336,402
Saia, Inc.(a)	3,420	1,069,229
Werner Enterprises, Inc.	2,690	121,911
		3,525,959
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
Amkor Technology, Inc.	3,320	72,774
Axcelis Technologies, Inc.(a)	1,630	89,536
Brooks Automation, Inc.	9,790	1,140,045
CEVA, Inc.(a)	6,450	294,185
Cirrus Logic, Inc.(a)	2,630	212,530
	Shares	Value
CMC Materials, Inc.	3,150	$ 404,365
Cohu, Inc.(a)	7,410	237,416
Diodes, Inc.(a)	5,230	502,551
DSP Group, Inc.(a)	1,130	24,826
First Solar, Inc.(a)	8,220	983,030
FormFactor, Inc.(a)	12,420	494,068
Ichor Holdings Ltd.(a)	1,410	61,645
Kulicke & Soffa Industries, Inc.	2,940	167,580
Lattice Semiconductor Corp.(a)	11,450	795,088
MaxLinear, Inc.(a)	3,440	216,720
MKS Instruments, Inc.	3,060	459,153
Onto Innovation, Inc.(a)	7,129	564,688
PDF Solutions, Inc.(a)	1,280	30,118
Photronics, Inc.(a)	7,750	100,673
Power Integrations, Inc.	6,080	627,517
Rambus, Inc.(a)	8,140	189,418
Semtech Corp.(a)	2,950	250,839
Silicon Laboratories, Inc.(a)	1,730	326,555
SMART Global Holdings, Inc.(a)	700	37,422
SolarEdge Technologies, Inc.(a)	4,350	1,542,858
SunPower Corp.(a)	21,770	732,778
Synaptics, Inc.(a)	1,590	309,366
Ultra Clean Holdings, Inc.(a)	8,980	445,139
Universal Display Corp.	2,480	454,336
Veeco Instruments, Inc.(a)	3,679	89,363
Wolfspeed, Inc.(a)	5,220	626,974
		12,483,556
SOFTWARE (4.5%)
8x8, Inc.(a)	12,850	291,181
ACI Worldwide, Inc.(a)	6,600	202,488
Agilysys, Inc.(a)	5,860	279,639
Alarm.com Holdings, Inc.(a)	9,060	763,396
Aspen Technology, Inc.(a)	3,090	484,172
Blackbaud, Inc.(a)	2,130	151,251
Bottomline Technologies DE, Inc.(a)	2,240	103,712
CDK Global, Inc.	6,580	286,362
Cerence, Inc.(a)	5,670	596,087
CommVault Systems, Inc.(a)	2,320	142,680
Consensus Cloud Solutions, Inc.(a)	670	42,431
Digital Trubine, Inc.(a)	16,560	1,425,154
Ebix, Inc.	8,770	287,744
Envestnet, Inc.(a)	2,180	182,030
Fair Isaac Corp.(a)	1,728	688,090
InterDigital, Inc.	1,430	95,738
LivePerson, Inc.(a)	8,240	424,442
Manhattan Associates, Inc.(a)	2,890	524,651

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Mimecast Ltd.(a)	7,000	$ 528,080
OneSpan, Inc.(a)	7,010	143,144
Paylocity Holding Corp.(a)	4,130	1,260,228
Progress Software Corp.	2,750	141,377
Qualys, Inc.(a)	3,710	461,821
Sailpoint Technologies Holdings, Inc.(a)	11,570	555,129
SPS Commerce, Inc.(a)	6,150	939,289
Teradata Corp.(a)	5,210	294,678
Vonage Holdings Corp.(a)	27,810	448,297
Xperi Holding Corp.	6,239	111,803
Ziff Davis, Inc.(a)	2,110	270,650
		12,125,744
SPECIALTY RETAIL (5.0%)
Aaron's Co., Inc. (The)	10,815	252,963
Abercrombie & Fitch Co., Class A(a)	6,380	252,265
American Eagle Outfitters, Inc.	8,700	206,538
America's Car-Mart, Inc.(a)	290	34,652
Asbury Automotive Group, Inc.(a)	1,450	283,780
AutoNation, Inc.(a)	3,810	461,467
Barnes & Noble Education, Inc.(a)	16,910	175,526
Bed Bath & Beyond, Inc.(a)	9,720	136,469
Boot Barn Holdings, Inc.(a)	1,460	152,555
Buckle, Inc. (The)	1,735	72,211
Caleres, Inc.	2,455	56,612
Cato Corp. (The), Class A	8,760	154,439
Chico's FAS, Inc.(a)	42,980	234,671
Children's Place, Inc. (The)(a)	630	52,221
Conn's, Inc.(a)	11,900	265,013
Designer Brands, Inc., Class A(a)	4,540	61,426
Dick's Sporting Goods, Inc.	4,430	550,250
Five Below, Inc.(a)	4,100	808,930
Foot Locker, Inc.	6,570	313,192
Genesco, Inc.(a)	2,910	176,317
Group 1 Automotive, Inc.	1,660	298,468
Guess?, Inc.	2,710	56,124
Haverty Furniture Cos., Inc.	1,190	34,153
Hibbett Sports, Inc.	10,670	826,285
Lithia Motors, Inc., Class A	2,810	897,008
Lumber Liquidators Holdings, Inc.(a)	16,350	295,608
MarineMax, Inc.(a)	20,400	1,056,516
Monro, Inc.	1,615	99,742
ODP Corp. (The)(a)	6,058	262,311
Rent-A-Center, Inc.	11,350	604,501
RH (a)	1,980	1,306,067
Sally Beauty Holdings, Inc.(a)	7,810	119,181
Shoe Carnival, Inc.	4,160	140,899
	Shares	Value
Signet Jewelers Ltd.	4,870	$ 434,307
Sleep Number Corp.(a)	6,680	590,111
Sonic Automotive, Inc., Class A	2,670	131,978
Urban Outfitters, Inc.(a)	5,250	167,633
Victoria's Secret & Co.(a)	3,580	180,683
Williams-Sonoma, Inc.	6,410	1,190,529
Zumiez, Inc.(a)	1,460	59,422
		13,453,023
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.3%)
3D Systems Corp.(a)	6,230	175,437
Diebold Nixdorf, Inc.(a)	5,640	50,760
NCR Corp.(a)	8,190	323,832
Xerox Holdings Corp.	13,010	231,578
		781,607
TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Capri Holdings Ltd.(a)	7,100	378,004
Carter's, Inc.	2,050	201,966
Columbia Sportswear Co.	1,530	158,875
Crocs, Inc.(a)	9,160	1,478,882
Deckers Outdoor Corp.(a)	2,320	917,119
Fossil Group, Inc.(a)	3,240	38,297
G-III Apparel Group Ltd.(a)	8,460	242,464
Kontoor Brands, Inc.	2,320	122,960
Movado Group, Inc.	1,180	39,294
Oxford Industries, Inc.	770	71,394
Skechers USA, Inc., Class A(a)	6,970	322,084
Steven Madden Ltd.	4,205	189,645
Unifi, Inc.(a)	4,610	110,732
Vera Bradley, Inc.(a)	8,990	88,192
Wolverine World Wide, Inc.	4,650	154,241
		4,514,149
THRIFTS & MORTGAGE FINANCE (1.7%)
Axos Financial, Inc.(a)	11,350	601,550
Essent Group Ltd.	5,410	259,680
Flagstar Bancorp, Inc.	2,380	112,312
HomeStreet, Inc.	1,670	78,757
Meta Financial Group, Inc.	1,770	98,129
MGIC Investment Corp.	16,020	258,883
Mr. Cooper Group, Inc.(a)	33,140	1,452,858
New York Community Bancorp, Inc.	27,620	343,317
NMI Holdings, Inc., Class A(a)	13,830	335,792
Northfield Bancorp, Inc.	4,990	87,575
Northwest Bancshares, Inc.	3,460	47,748
Provident Financial Services, Inc.	3,730	92,355

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2021 (Unaudited)
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
TrustCo Bank Corp. NY	800	$ 26,848
Walker & Dunlop, Inc.	4,120	535,888
Washington Federal, Inc.	4,240	149,926
WSFS Financial Corp.	3,010	155,948
		4,637,566
TRADING COMPANIES & DISTRIBUTORS (1.0%)
Applied Industrial Technologies, Inc.	1,710	166,691
Boise Cascade Co.	3,940	223,083
DXP Enterprises, Inc.(a)	4,140	136,454
GATX Corp.	1,890	179,267
GMS, Inc.(a)	4,540	224,866
MSC Industrial Direct Co., Inc., Class A	2,210	185,795
NOW, Inc.(a)	19,230	138,841
Univar Solutions, Inc.(a)	11,350	290,333
Veritiv Corp.(a)	7,750	831,342
Watsco, Inc.	1,440	416,995
		2,793,667
WATER UTILITIES (0.3%)
American States Water Co.	1,950	177,138
California Water Service Group	2,710	164,985
Essential Utilities, Inc.	10,912	513,628
Middlesex Water Co.	570	62,768
		918,519
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Shenandoah Telecommunications Co.	2,630	72,693
Telephone and Data Systems, Inc.	12,770	239,310
		312,003
TOTAL COMMON STOCKS (COST $188,439,308)		266,368,527
	Shares	Value
RIGHT (0.0%)
BIOTECHNOLOGY (0.0%)
Progenics Pharmaceuticals, Inc.(a)(b)	7,180	$ —
TOTAL RIGHT (COST $—)		—
MONEY MARKET FUND (0.8%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(c)	2,247,945	2,247,945
TOTAL MONEY MARKET FUND (COST $2,247,945)		2,247,945
TOTAL INVESTMENTS (COST $190,687,253) 100.1%		268,616,472
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%		(204,835)
NET ASSETS 100.0%		$ 268,411,637
Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Security is a Level 3 investment.
(c)	7-day current yield as of October 31, 2021 is disclosed.

PLC — Public Limited Company
REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2021 (Unaudited)

	Steward Covered Call Income Fund	Steward Global Equity Income Fund	Steward International Enhanced Index Fund
Assets:
Investments, at value (cost $35,607,970, $288,990,052 and $158,023,511, respectively)	$ 39,468,854	$ 348,010,069	$ 185,209,934
Cash	4,500	41,813	22,819
Interest and dividend receivable	41,690	625,454	211,559
Receivable for capital shares issued	8,633	156,666	49,452
Reclaims receivable	—	97,941	133,144
Prepaid investment advisory fees	12,281	—	—
Prepaid expenses and other assets	2,746	17,506	6,801
Total assets	39,538,704	348,949,449	185,633,709
Liabilities:
Payable for capital shares redeemed	308	356,304	195,673
Written options at fair value (premiums received $626,418, $0 and $0, respectively)	1,237,478	—	—
Accrued expenses and other payables:
Investment advisory fees	19,965	187,514	57,460
Administration fees	2,396	22,502	11,807
Distribution fees - Class A	29	14,508	6,458
Distribution fees - Class C	4,958	44,046	—
Sub-accounting service fees - Class A	5	10,230	1,520
Sub-accounting service fees - Class C	19	1,363	—
Sub-accounting service fees - Institutional Class	12,631	43,052	30,869
Fund accounting and sub-administration fees	10,887	39,928	12,045
Transfer agent fees	5,123	5,123	5,123
Custodian fees	13,176	6,911	2,779
Printing fees	—	2,971	1,319
Professional fees	1,365	12,837	6,527
Other accrued liabilities	8,290	2,092	7,610
Total liabilities	1,316,630	749,381	339,190
Net Assets	$ 38,222,074	$ 348,200,068	$ 185,294,519
Composition of Net Assets:
Capital (par value and paid-in surplus)	34,878,717	247,544,002	151,863,021
Total distributable earnings	3,343,357	100,656,066	33,431,498
Net Assets	$ 38,222,074	$ 348,200,068	$ 185,294,519
Class A
Net Assets	$ 8,818	$ 24,343,269	$ 7,604,746
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	827	639,078	300,322
Net asset value, offering and redemption price per share	$ 10.67	$ 38.09	$ 25.32
Class C
Net Assets	$ 309,238	$ 1,062,387	$ 12
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	28,987	26,636	1
Net asset value, offering and redemption price per share(a)	$ 10.67	$ 39.89	$ 20.90
Class R6
Net Assets	$ 15	$ 278,624	$ 644,485
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	7,750	30,233
Net asset value, offering and redemption price per share	$ 10.72	$ 35.95	$ 21.32
Institutional Class
Net Assets	$ 37,904,003	$ 322,515,788	$ 177,045,276
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	3,539,203	8,452,137	6,979,386
Net asset value, offering and redemption price per share	$ 10.71	$ 38.16	$ 25.37
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2021 (Unaudited)

	Steward Select Bond Fund	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Investments, at value (cost $181,482,345, $265,443,956 and $190,687,253, respectively)	$ 184,716,575	$ 416,180,417	$ 268,616,472
Cash	—	23,196	382
Interest and dividend receivable	1,309,949	231,788	85,744
Receivable for capital shares issued	29,456	264,116	89,879
Prepaid expenses and other assets	12,632	25,344	13,597
Total assets	186,068,612	416,724,861	268,806,074
Liabilities:
Payable for capital shares redeemed	15,283	864,064	214,801
Accrued expenses and other payables:
Investment advisory fees	49,957	75,289	48,808
Administration fees	11,895	26,263	17,026
Distribution fees - Class A	2,139	13,001	24,768
Distribution fees - Class C	4	7	—
Sub-accounting service fees - Class A	372	4,305	3,356
Sub-accounting service fees - Institutional Class	43,062	79,867	36,952
Fund accounting and sub-administration fees	11,462	67,828	15,668
Transfer agent fees	5,123	5,123	5,123
Custodian fees	2,140	1,027	12,498
Printing fees	755	—	3,630
Professional fees	7,087	14,736	9,856
Other accrued liabilities	8,242	2,115	1,951
Total liabilities	157,521	1,153,625	394,437
Net Assets	$ 185,911,091	$ 415,571,236	$ 268,411,637
Composition of Net Assets:
Capital (par value and paid-in surplus)	184,760,978	193,716,409	163,649,448
Total distributable earnings	1,150,113	221,854,827	104,762,189
Net Assets	$ 185,911,091	$ 415,571,236	$ 268,411,637
Class A
Net Assets	$ 6,153,548	$ 17,536,383	$ 58,163,543
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	246,506	292,619	3,180,570
Net asset value, offering and redemption price per share(a)	$ 24.96	$ 59.93	$ 18.29
Class C
Net Assets	$ 4,403	$ 3,379	$ 14
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	155	63	1
Net asset value, offering and redemption price per share(a)	$ 28.28	$ 53.52	$ 16.74
Class R6
Net Assets	$ 10	$ 553,547	$ 109,883
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	10,211	6,424
Net asset value, offering and redemption price per share(a)	$ 27.77	$ 54.21	$ 17.11
Institutional Class
Net Assets	$ 179,753,130	$ 397,477,927	$ 210,138,197
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	7,241,624	6,644,075	11,256,246
Net asset value, offering and redemption price per share(a)	$ 24.82	$ 59.82	$ 18.67
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2021 (Unaudited)

	Steward Covered Call Income Fund	Steward Global Equity Income Fund	Steward International Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $288,136 and $309,500, respectively)	$ 279,187	$ 4,451,540	$ 2,924,718
Interest	32	250	103
Total investment income	279,219	4,451,790	2,924,821
Expenses:
Investment advisory fees	117,571	1,130,714	339,295
Administration fees	14,109	135,686	69,718
Distribution fees - Class A	14	50,414	10,631
Distribution fees - Class C	1,155	11,075	—
Sub-accounting services fees - Class A	12	30,106	5,345
Sub-accounting services fees - Class C	135	2,135	—
Sub-accounting services fees - Institutional Class	16,028	136,976	90,179
Fund accounting and sub-administration fees	32,258	78,709	44,846
Transfer agent fees	15,123	15,123	15,123
Custodian fees	18,228	25,184	11,896
Registration fees	31,461	38,124	34,975
Directors fees	2,896	27,670	14,363
Professional fees	5,968	57,174	29,196
Printing fees	1,703	8,476	4,738
Miscellaneous fees	5,175	34,371	24,687
Total expenses	261,836	1,781,937	694,992
Fees waived/reimbursed by the Adviser	(72,268)	—	—
Net expenses	189,568	1,781,937	694,992
Net investment income	89,651	2,669,853	2,229,829
Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translation	2,166,556	21,088,656	3,695,705
Net realized gains on options transactions	969,502	—	—
Change in unrealized depreciation on investment transactions and foreign currency transactions	(175,129)	(14,876,682)	(1,277,181)
Change in unrealized depreciation on options transactions	(119,727)	—	—
Net realized and unrealized gains from investment transactions, foreign currency translations and options transactions	2,841,202	6,211,974	2,418,524
Change in net assets resulting from operations	$ 2,930,853	$ 8,881,827	$ 4,648,353
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2021 (Unaudited)

	Steward Select Bond Fund	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $332 and $176, respectively)	$ 10,208	$ 2,338,834	$ 1,622,287
Interest	1,887,564	178	126
Total investment income	1,897,772	2,339,012	1,622,413
Expenses:
Investment advisory fees	301,693	444,051	294,603
Administration fees	71,832	154,902	102,769
Distribution fees - Class A	7,868	30,350	77,685
Distribution fees - Class C	22	12	—
Sub-accounting services fees - Class A	2,045	15,837	15,906
Sub-accounting services fees - Class C	2	—	—
Sub-accounting services fees - Institutional Class	91,782	175,092	92,372
Fund accounting and sub-administration fees	47,422	105,618	62,936
Transfer agent fees	15,123	15,123	15,123
Custodian fees	12,515	31,302	27,094
Registration fees	34,282	36,718	34,589
Directors fees	14,984	31,712	21,925
Professional fees	30,671	65,766	44,372
Printing fees	5,061	10,807	6,521
Miscellaneous fees	26,719	40,066	30,287
Total expenses	662,021	1,157,356	826,182
Net investment income	1,235,751	1,181,656	796,231
Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translation	106,476	18,154,991	11,067,476
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	(753,385)	31,157,017	(20,201)
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	(646,909)	49,312,008	11,047,275
Change in net assets resulting from operations	$ 588,842	$ 50,493,664	$ 11,843,506
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD COVERED CALL INCOME FUND

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 89,651	$ 225,414
Net realized gain from investment transactions, foreign currency transactions and option transactions	3,136,058	1,554,889
Net change in unrealized appreciation/(depreciation) on investment transactions, foreign currency transactions and option transactions	(294,856)	7,146,731
Change in net assets resulting from operations	2,930,853	8,927,034
Distributions to shareholders from:
Class A	(14)	(1,275)
Class C	—	(26,063)
Class R6	—	(2)
Institutional Class	(75,573)	(4,420,248)
Total distributions to shareholders	(75,587)	(4,447,588)
Capital Transactions:
Class A
Proceeds from shares issued	3,550	5,206
Dividends reinvested	14	1,275
Cost of shares redeemed	(6,606)	(5,520)
Change in Class A from capital transactions	(3,042)	961
Class C
Proceeds from shares issued	122,190	15
Dividends reinvested	—	22,553
Cost of shares redeemed	(25,821)	(170,071)
Change in Class C from capital transactions	96,369	(147,503)
Class R6
Dividends reinvested	—	2
Change in Class R6 from capital transactions	—	2
Institutional Class
Proceeds from shares issued	2,411,088	6,798,116
Dividends reinvested	75,513	4,416,213
Cost of shares redeemed	(3,605,334)	(6,805,114)
Change in Institutional Class from capital transactions	(1,118,733)	4,409,215
Change in net assets from capital transactions	(1,025,406)	4,262,675
Change in net assets	1,829,860	8,742,121
Net Assets:
Beginning of period	36,392,214	27,650,093
End of period	$ 38,222,074	$ 36,392,214
Shares Transactions:
Class A
Issued	350	548
Reinvested	1	143
Redeemed	(632)	(579)
Change in Class A	(281)	112
Class C
Issued	11,840	—
Reinvested	—	2,507
Redeemed	(2,564)	(17,415)
Change in Class C	9,276	(14,908)
Class R6
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	232,750	719,227
Reinvested	7,265	492,152
Redeemed	(350,019)	(722,305)
Change in Institutional Class	(110,004)	489,074
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD GLOBAL EQUITY INCOME FUND

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 2,669,853	$ 5,786,630
Net realized gain from investment transactions and foreign currency transactions	21,088,656	20,757,692
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(14,876,682)	88,915,096
Change in net assets resulting from operations	8,881,827	115,459,418
Distributions to shareholders from:
Class A	(221,671)	(1,301,291)
Class C	(6,337)	(93,570)
Class R6	(2,256)	(7,194)
Institutional Class	(2,368,908)	(8,635,038)
Total distributions to shareholders	(2,599,172)	(10,037,093)
Capital Transactions:
Class A
Proceeds from shares issued	6,059,667	11,753,111
Dividends reinvested	219,278	1,288,584
Cost of shares redeemed	(30,121,818)	(33,530,552)
Change in Class A from capital transactions	(23,842,873)	(20,488,857)
Class C
Proceeds from shares issued	70	1,507,147
Dividends reinvested	6,337	93,528
Cost of shares redeemed	(2,904,209)	(1,582,290)
Change in Class C from capital transactions	(2,897,802)	18,385
Class R6
Proceeds from shares issued	67,125	126,474
Dividends reinvested	2,256	7,194
Cost of shares redeemed	(34,233)	(77,180)
Change in Class R6 from capital transactions	35,148	56,488
Institutional Class
Proceeds from shares issued	61,140,560	63,187,035
Dividends reinvested	2,344,063	8,395,695
Cost of shares redeemed	(39,700,329)	(81,504,930)
Change in Institutional Class from capital transactions	23,784,294	(9,922,200)
Change in net assets from capital transactions	(2,921,233)	(30,336,184)
Change in net assets	3,361,422	75,086,141
Net Assets:
Beginning of period	344,838,646	269,752,505
End of period	$ 348,200,068	$ 344,838,646
Shares Transactions:
Class A
Issued	158,875	371,788
Reinvested	5,681	40,353
Redeemed	(792,223)	(1,127,822)
Change in Class A	(627,667)	(715,681)
Class C
Issued	2	52,576
Reinvested	156	2,808
Redeemed	(72,691)	(42,617)
Change in Class C	(72,533)	12,767
Class R6
Issued	1,863	4,105
Reinvested	62	231
Redeemed	(944)	(2,393)
Change in Class R6	981	1,943
Institutional Class
Issued	1,603,015	1,999,743
Reinvested	60,836	256,955
Redeemed	(1,043,679)	(2,539,631)
Change in Institutional Class	620,172	(282,933)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 2,229,829	$ 2,908,763
Net realized gain from investment transactions and foreign currency transactions	3,695,705	4,458,867
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(1,277,181)	51,387,146
Change in net assets resulting from operations	4,648,353	58,754,776
Distributions to shareholders from:
Class A	(41,237)	(393,830)
Class C	—	—
Class R6	(3,958)	(29,454)
Institutional Class	(880,595)	(5,976,777)
Total distributions to shareholders	(925,790)	(6,400,061)
Capital Transactions:
Class A
Proceeds from shares issued	623,790	947,159
Dividends reinvested	39,934	383,904
Cost of shares redeemed	(1,931,839)	(24,915,204)
Change in Class A from capital transactions	(1,268,115)	(23,584,141)
Class C
Dividends reinvested	—	—
Change in Class C from capital transactions	—	—
Class R6
Proceeds from shares issued	116,865	231,745
Dividends reinvested	3,958	29,454
Cost of shares redeemed	(124,155)	(295,121)
Change in Class R6 from capital transactions	(3,332)	(33,922)
Institutional Class
Proceeds from shares issued	14,427,796	44,363,825
Dividends reinvested	858,046	5,907,762
Cost of shares redeemed	(13,035,556)	(25,348,828)
Change in Institutional Class from capital transactions	2,250,286	24,922,759
Change in net assets from capital transactions	978,839	1,304,696
Change in net assets	4,701,402	53,659,411
Net Assets:
Beginning of period	180,593,117	126,933,706
End of period	$ 185,294,519	$ 180,593,117
Shares Transactions:
Class A
Issued	24,455	44,854
Reinvested	1,538	17,981
Redeemed	(76,603)	(1,304,325)
Change in Class A	(50,610)	(1,241,490)
Class C
Reinvested	—	—
Change in Class C	—	—
Class R6
Issued	5,418	12,422
Reinvested	181	1,583
Redeemed	(5,742)	(15,399)
Change in Class R6	(143)	(1,394)
Institutional Class
Issued	574,697	2,205,226
Reinvested	33,014	266,480
Redeemed	(514,191)	(1,161,675)
Change in Institutional Class	93,520	1,310,031
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SELECT BOND FUND

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 1,235,751	$ 2,552,279
Net realized gain from investment transactions and foreign currency transactions	106,476	50,747
Net change in unrealized depreciation on investments and foreign currency transactions	(753,385)	(2,585,111)
Change in net assets resulting from operations	588,842	17,915
Distributions to shareholders from:
Class A	(34,498)	(72,836)
Class C	(11)	(9)
Class R6	—	—
Institutional Class	(1,168,454)	(2,792,973)
Total distributions to shareholders	(1,202,963)	(2,865,818)
Capital Transactions:
Class A
Proceeds from shares issued	604,306	3,625,108
Dividends reinvested	34,401	72,681
Cost of shares redeemed	(452,651)	(6,848,510)
Change in Class A from capital transactions	186,056	(3,150,721)
Class C
Proceeds from shares issued	2	4,503
Dividends reinvested	11	9
Change in Class C from capital transactions	13	4,512
Class R6
Dividends reinvested	—	—
Change in Class R6 from capital transactions	—	—
Institutional Class
Proceeds from shares issued	12,544,578	64,285,949
Dividends reinvested	1,167,247	2,791,483
Cost of shares redeemed	(14,645,362)	(25,465,310)
Change in Institutional Class from capital transactions	(933,537)	41,612,122
Change in net assets from capital transactions	(747,468)	38,465,913
Change in net assets	(1,361,589)	35,618,010
Net Assets:
Beginning of period	187,272,680	151,654,670
End of period	$ 185,911,091	$ 187,272,680
Shares Transactions:
Class A
Issued	24,010	141,925
Reinvested	1,366	2,856
Redeemed	(17,952)	(269,448)
Change in Class A	7,424	(124,667)
Class C
Issued	—	154
Reinvested	—	—
Change in Class C	—	154
Class R6
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	500,733	2,538,759
Reinvested	46,604	110,211
Redeemed	(585,671)	(1,003,236)
Change in Institutional Class	(38,334)	1,645,734
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 1,181,656	$ 4,173,163
Net realized gain from investment transactions and foreign currency transactions	18,154,991	54,670,535
Net change in unrealized appreciation on investments and foreign currency transactions	31,157,017	104,040,813
Change in net assets resulting from operations	50,493,664	162,884,511
Distributions to shareholders from:
Class A	(19,712)	(2,136,505)
Class C	(4)	(1)
Class R6	(591)	(5,862,155)
Institutional Class	(352,364)	(29,587,525)
Total distributions to shareholders	(372,671)	(37,586,186)
Capital Transactions:
Class A
Proceeds from shares issued	1,468,856	5,643,539
Dividends reinvested	18,929	2,094,344
Cost of shares redeemed	(15,574,910)	(26,456,395)
Change in Class A from capital transactions	(14,087,125)	(18,718,512)
Class C
Proceeds from shares issued	3,002	—
Dividends reinvested	3	1
Change in Class C from capital transactions	3,005	1
Class R6
Proceeds from shares issued	79,604	8,384,888
Dividends reinvested	591	5,862,155
Cost of shares redeemed	(111,126)	(76,721,797)
Change in Class R6 from capital transactions	(30,931)	(62,474,754)
Institutional Class
Proceeds from shares issued	35,055,370	70,180,378
Dividends reinvested	343,893	29,296,352
Cost of shares redeemed	(53,805,507)	(141,221,982)
Change in Institutional Class from capital transactions	(18,406,244)	(41,745,252)
Change in net assets from capital transactions	(32,521,295)	(122,938,517)
Change in net assets	17,599,698	2,359,808
Net Assets:
Beginning of period	397,971,538	395,611,730
End of period	$ 415,571,236	$ 397,971,538
Shares Transactions:
Class A
Issued	26,814	123,119
Reinvested	350	44,716
Redeemed	(275,832)	(621,155)
Change in Class A	(248,668)	(453,320)
Class C
Issued	62	—
Reinvested	—	—
Change in Class C	62	—
Class R6
Issued	1,596	203,202
Reinvested	12	138,240
Redeemed	(2,232)	(1,716,031)
Change in Class R6	(624)	(1,374,589)
Institutional Class
Issued	623,276	1,563,002
Reinvested	6,390	626,366
Redeemed	(948,544)	(3,049,002)
Change in Institutional Class	(318,878)	(859,634)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Change in net assets resulting from operations:
Net investment income	$ 796,231	$ 1,072,687
Net realized gain from investment transactions and foreign currency transactions	11,067,476	15,835,699
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(20,201)	109,285,221
Change in net assets resulting from operations	11,843,506	126,193,607
Distributions to shareholders from:
Class A	(32,409)	(2,097,853)
Class C	—	—
Class R6	(88)	(4,590)
Institutional Class	(146,745)	(7,168,235)
Total distributions to shareholders	(179,242)	(9,270,678)
Capital Transactions:
Class A
Proceeds from shares issued	2,458,903	8,766,909
Dividends reinvested	30,869	1,998,977
Cost of shares redeemed	(11,786,925)	(24,204,534)
Change in Class A from capital transactions	(9,297,153)	(13,438,648)
Class C
Dividends reinvested	—	—
Change in Class C from capital transactions	—	—
Class R6
Proceeds from shares issued	16,338	73,687
Dividends reinvested	88	4,590
Cost of shares redeemed	(36,962)	(36,939)
Change in Class R6 from capital transactions	(20,536)	41,338
Institutional Class
Proceeds from shares issued	23,960,719	34,424,594
Dividends reinvested	130,826	6,433,567
Cost of shares redeemed	(31,653,752)	(62,241,118)
Change in Institutional Class from capital transactions	(7,562,207)	(21,382,957)
Change in net assets from capital transactions	(16,879,896)	(34,780,267)
Change in net assets	(5,215,632)	82,142,662
Net Assets:
Beginning of period	273,627,269	191,484,607
End of period	$ 268,411,637	$ 273,627,269
Shares Transactions:
Class A
Issued	139,885	644,627
Reinvested	1,727	137,561
Redeemed	(670,487)	(1,878,446)
Change in Class A	(528,875)	(1,096,258)
Class C
Reinvested	—	—
Change in Class C	—	—
Class R6
Issued	988	5,251
Reinvested	5	337
Redeemed	(2,232)	(2,593)
Change in Class R6	(1,239)	2,995
Institutional Class
Issued	1,335,254	2,494,426
Reinvested	7,176	434,814
Redeemed	(1,753,023)	(4,367,860)
Change in Institutional Class	(410,593)	(1,438,620)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.
		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Six months ended October 31, 2021 (Unaudited)	$ 9.88	$ 0.01(d)	$ 0.80	$ 0.81
Year ended April 30, 2021	8.64	0.05 (d)	2.59	2.64
Year ended April 30, 2020	9.77	0.08 (d)	(0.54)	(0.46)
Year ended April 30, 2019	9.92	0.04	0.71	0.75
Period ended April 30, 2018(f)	10.00	0.03	(0.09)	(0.06)
Class C
Six months ended October 31, 2021 (Unaudited)	$ 9.91	$(0.03) (d)(g)	$ 0.79	$ 0.76
Year ended April 30, 2021	8.70	(0.02) (d)(g)	2.60	2.58
Year ended April 30, 2020	9.84	— (d)	(0.53)	(0.53)
Year ended April 30, 2019	9.95	0.01	0.71	0.72
Period ended April 30, 2018(f)	10.00	— (h)	(0.05)	(0.05)
Class R6
Six months ended October 31, 2021 (Unaudited)	$ 9.89	$ —(d)(h)	$ 0.84	$ 0.84
Year ended April 30, 2021	8.64	— (d)(h)	2.65	2.65
Year ended April 30, 2020	9.80	— (d)(h)	(0.49)	(0.49)
Year ended April 30, 2019	9.92	— (h)	0.69	0.69
Period ended April 30, 2018(f)	10.00	— (h)	(0.05)	(0.05)
Institutional Class
Six months ended October 31, 2021 (Unaudited)	$ 9.92	$ 0.03(d)	$ 0.78	$ 0.81
Year ended April 30, 2021	8.65	0.07 (d)	2.61	2.68
Year ended April 30, 2020	9.75	0.10 (d)	(0.53)	(0.43)
Year ended April 30, 2019	9.92	0.11	0.65	0.76
Period ended April 30, 2018(f)	10.00	0.03	(0.08)	(0.05)
Steward Global Equity Income Fund
Class A
Six months ended October 31, 2021 (Unaudited)	$ 37.39	$ 0.24(d)	$ 0.67	$ 0.91
Year ended April 30, 2021	26.39	0.53 (d)	11.40	11.93
Year ended April 30, 2020	31.36	0.59 (d)	(3.16)	(2.57)
Year ended April 30, 2019	33.06	0.70 (d)	0.43	1.13
Year ended April 30, 2018	31.00	0.60	3.87	4.47
Year ended April 30, 2017	28.72	0.51	3.72	4.23
Class C
Six months ended October 31, 2021 (Unaudited)	$ 39.17	$ 0.08(d)	$ 0.73	$ 0.81
Year ended April 30, 2021	27.65	0.32 (d)	11.92	12.24
Year ended April 30, 2020(i)	53.40	0.31 (d)	(23.63)	(23.32)
Year ended April 30, 2019(i)	80.20	0.70 (d)	(0.90) (g)	(0.20)
Period ended April 30, 2018(f)(i)	100.00	— (h)	0.70	0.70
Class R6
Six months ended October 31, 2021 (Unaudited)	$ 35.30	$ 0.29(d)	$ 0.65	$ 0.94
Year ended April 30, 2021	25.00	0.62 (d)	10.79	11.41
Year ended April 30, 2020(i)	50.50	0.59 (d)	(23.57)	(22.98)
Year ended April 30, 2019(i)	79.90	2.10 (d)	(2.10) (g)	—
Period ended April 30, 2018(f)(i)	100.00	— (h)	0.80	0.80
Institutional Class
Six months ended October 31, 2021 (Unaudited)	$ 37.46	$ 0.29(d)	$ 0.69	$ 0.98
Year ended April 30, 2021	26.48	0.62 (d)	11.45	12.07
Year ended April 30, 2020	31.45	0.68 (d)	(3.16)	(2.48)
Year ended April 30, 2019	33.15	0.79 (d)	0.44	1.23
Year ended April 30, 2018	31.06	0.71	3.88	4.59
Year ended April 30, 2017	28.77	0.63	3.70	4.33
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	During the year, additional fees were voluntary waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.34% higher.
(f)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(i)	Effective March 9, 2020, the share class had a one-for-ten reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-ten stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.02)	$ —	$ (0.02)	$10.67	8.16%	$ 9	1.81%	1.25%	0.26%	45%
(0.07)	(1.33)	(1.40)	9.88	32.27	11	2.42	1.25 (e)	0.51	156
(0.10)	(0.57)	(0.67)	8.64	(5.45)	9	1.65	1.25	0.85	135
(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44	1.25	0.79	117
(0.02)	—	(0.02)	9.92	(0.56)	3	1.42	1.25	0.81	29

$ —	$ —	$ —	$10.67	7.67%	$ 309	2.42%	2.00%	(0.51)%	45%
(0.04)	(1.33)	(1.37)	9.91	31.33	195	2.96	2.00 (e)	(0.18)	156
(0.04)	(0.57)	(0.61)	8.70	(6.10)	301	2.48	2.00	0.02	135
(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23	2.00	0.05	117
—	—	—	9.95	(0.50)	—	— (h)	— (h)	— (h)	29

$(0.01)	$ —	$ (0.01)	$10.72	8.48%	$ —	— (h)%	— (h)%	— (h)%	45%
(0.07)	(1.33)	(1.40)	9.89	32.48	—	— (h)	— (h)	— (h)	156
(0.10)	(0.57)	(0.67)	8.64	(5.81)	—	— (h)	— (h)	— (h)	135
—	(0.81)	(0.81)	9.80	8.27	—	— (h)	— (h)	— (h)	117
(0.03)	—	(0.03)	9.92	(0.55)	—	— (h)	— (h)	— (h)	29

$(0.02)	$ —	$ (0.02)	$10.71	8.18%	$ 37,904	1.39%	1.00%	0.48%	45%
(0.08)	(1.33)	(1.41)	9.92	32.73	36,186	2.00	1.00 (e)	0.75	156
(0.10)	(0.57)	(0.67)	8.65	(5.15)	27,340	1.32	1.00	1.08	135
(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14	1.00	1.10	117
(0.03)	—	(0.03)	9.92	(0.54)	25,417	1.16	1.00	0.84	29

$(0.21)	$ —	$ (0.21)	$38.09	2.43%	$ 24,343	1.25%	1.25%	1.24%	39%
(0.48)	(0.45)	(0.93)	37.39	45.81	47,363	1.26	1.26	1.71	67
(0.58)	(1.82)	(2.40)	26.39	(9.41)	52,326	1.21	1.21	1.91	48
(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97	0.97	2.18	28
(0.59)	(1.82)	(2.41)	33.06	14.58	67,213	0.99	0.99	1.80	59
(0.56)	(1.39)	(1.95)	31.00	15.22	60,865	0.99	0.99	1.78	48

$(0.09)	$ —	$ (0.09)	$39.89	2.05%	$ 1,062	2.04%	2.04%	0.40%	39%
(0.27)	(0.45)	(0.72)	39.17	44.75	3,885	1.98	1.98	0.95	67
(0.61)	(1.82)	(2.43)	27.65	(10.12)	2,389	2.08	2.08	0.95	48
(5.00)	(21.60)	(26.60)	53.40	4.52	372	1.64	1.64	1.24	28
(2.30)	(18.20)	(20.50)	80.20	0.83	—	— (h)	— (h)	— (h)	59

$(0.29)	$ —	$ (0.29)	$35.95	2.66%	$ 279	0.86%	0.86%	1.60%	39%
(0.66)	(0.45)	(1.11)	35.30	46.35	239	0.87	0.87	2.03	67
(0.70)	(1.82)	(2.52)	25.00	(9.09)	121	0.90	0.90	1.72	48
(7.80)	(21.60)	(29.40)	50.50	5.04	6	0.61	0.61	2.75	28
(2.70)	(18.20)	(20.90)	79.90	0.86	—	— (h)	— (h)	— (h)	59

$(0.28)	$ —	$ (0.28)	$38.16	2.62%	$322,516	0.94%	0.94%	1.51%	39%
(0.64)	(0.45)	(1.09)	37.46	46.24	293,352	0.98	0.98	1.95	67
(0.67)	(1.82)	(2.49)	26.48	(9.09)	214,917	0.88	0.88	2.22	48
(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67	0.67	2.47	28
(0.68)	(1.82)	(2.50)	33.15	14.96	220,152	0.68	0.68	2.12	59
(0.65)	(1.39)	(2.04)	31.06	15.58	181,716	0.66	0.66	2.11	48

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward International Enhanced Index Fund
Class A
Six months ended October 31, 2021 (Unaudited)	$24.85	$0.27 (d)	$ 0.32	$ 0.59
Year ended April 30, 2021	17.59	0.37 (d)	7.65	8.02
Year ended April 30, 2020	22.01	0.46 (d)	(4.40)	(3.94)
Year ended April 30, 2019	23.01	0.53	(1.01)	(0.48)
Year ended April 30, 2018	20.45	0.43	2.59	3.02
Year ended April 30, 2017	18.65	0.36	1.81	2.17
Class C
Six months ended October 31, 2021 (Unaudited)	$20.65	$ —(d)(e)	$ 0.36	$ 0.36
Year ended April 30, 2021	14.90	— (d)(e)	6.48	6.48
Year ended April 30, 2020(f)	19.46	— (d)(e)	(4.12)	(4.12)
Year ended April 30, 2019(f)	20.16	— (e)	(0.70)	(0.70)
Period ended April 30, 2018(f)(g)	20.00	— (e)	0.46	0.46
Class R6
Six months ended October 31, 2021 (Unaudited)	$20.91	$0.27 (d)	$ 0.27	$ 0.54
Year ended April 30, 2021	14.95	0.36 (d)	6.50	6.86
Year ended April 30, 2020(f)	19.42	0.37 (d)	(4.28)	(3.91)
Year ended April 30, 2019(f)	20.10	— (e)	(0.68)	(0.68)
Period ended April 30, 2018(f)(g)	20.00	— (e)	0.46	0.46
Institutional Class
Six months ended October 31, 2021 (Unaudited)	$24.87	$0.31 (d)	$ 0.32	$ 0.63
Year ended April 30, 2021	17.66	0.40 (d)	7.70	8.10
Year ended April 30, 2020	22.08	0.53 (d)	(4.40)	(3.87)
Year ended April 30, 2019	23.09	0.59	(1.01)	(0.42)
Year ended April 30, 2018	20.51	0.51	2.59	3.10
Year ended April 30, 2017	18.70	0.43	1.81	2.24
Steward Select Bond Fund
Class A
Six months ended October 31, 2021 (Unaudited)	$25.05	$0.14 (d)	$(0.09)	$ 0.05
Year ended April 30, 2021	25.38	0.34 (d)	(0.33)	0.01
Year ended April 30, 2020	24.36	0.47 (d)	1.03	1.50
Year ended April 30, 2019	23.96	0.49	0.39	0.88
Year ended April 30, 2018	24.58	0.40	(0.60)	(0.20)
Year ended April 30, 2017	24.99	0.43	(0.40)	0.03
Class C
Six months ended October 31, 2021 (Unaudited)	$28.38	$0.05 (d)	$(0.08)	$(0.03)
Year ended April 30, 2021	28.84	0.24 (d)	(0.50)	(0.26)
Year ended April 30, 2020(h)	29.13	— (d)(e)	0.12	0.12
Year ended April 30, 2019(h)	28.71	— (e)	0.42	0.42
Period ended April 30, 2018(g)(h)	30.00	— (e)	(0.66)	(0.66)
Class R6
Six months ended October 31, 2021 (Unaudited)	$27.97	$ —(d)(e)	$(0.03)	$(0.03)
Year ended April 30, 2021	28.72	— (d)(e)	(0.29)	(0.29)
Year ended April 30, 2020(h)	28.98	— (d)(e)	0.31	0.31
Year ended April 30, 2019(h)	28.56	— (e)	0.42	0.42
Period ended April 30, 2018(g)(h)	30.00	— (e)	(0.69)	(0.69)
Institutional Class
Six months ended October 31, 2021 (Unaudited)	$24.90	$0.16 (d)	$(0.08)	$ 0.08
Year ended April 30, 2021	25.28	0.39 (d)	(0.32)	0.07
Year ended April 30, 2020	24.25	0.55 (d)	1.03	1.58
Year ended April 30, 2019	23.85	0.55	0.40	0.95
Year ended April 30, 2018	24.47	0.48	(0.61)	(0.13)
Year ended April 30, 2017	24.87	0.51	(0.39)	0.12
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Effective March 9, 2020, the share class had a one-for-three reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-three stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.12)	$ —	$(0.12)	$25.32	2.36%	$ 7,605	1.01%	2.10%	9%
(0.25)	(0.51)	(0.76)	24.85	46.20	8,721	1.00	1.81	14
(0.48)	—	(0.48)	17.59	(18.18)	28,007	1.06	2.20	15
(0.52)	—	(0.52)	22.01	(1.99)	29,734	1.01	2.43	10
(0.46)	—	(0.46)	23.01	14.92	27,085	1.02	1.88	10
(0.37)	—	(0.37)	20.45	11.85	17,922	1.01	1.88	16

$(0.11)	$ —	$(0.11)	$20.90	1.74%	$ —	— (e)%	— (e)%	9%
(0.22)	(0.51)	(0.73)	20.65	44.09	—	— (e)	— (e)	14
(0.44)	—	(0.44)	14.90	(19.85)	—	— (e)	— (e)	15
—	—	—	19.46	(3.47)	—	— (e)	— (e)	10
(0.30)	—	(0.30)	20.16	2.32	—	— (e)	— (e)	10

$(0.13)	$ —	$(0.13)	$21.32	2.57%	$ 645	0.63%	2.51%	9%
(0.39)	(0.51)	(0.90)	20.91	46.71	635	0.64	1.98	14
(0.56)	—	(0.56)	14.95	(18.52)	475	0.68	2.14	15
—	—	—	19.42	(3.38)	—	— (e)	— (e)	10
(0.36)	—	(0.36)	20.10	2.32	—	— (e)	— (e)	10

$(0.13)	$ —	$(0.13)	$25.37	2.51%	$177,045	0.74%	2.41%	9%
(0.38)	(0.51)	(0.89)	24.87	46.56	171,237	0.76	1.86	14
(0.55)	—	(0.55)	17.66	(17.87)	98,451	0.72	2.55	15
(0.59)	—	(0.59)	22.08	(1.74)	116,694	0.71	2.73	10
(0.52)	—	(0.52)	23.09	15.29	112,524	0.71	2.28	10
(0.43)	—	(0.43)	20.51	12.24	114,580	0.67	2.22	16

$(0.14)	$ —	$(0.14)	$24.96	0.19%	$ 6,154	0.90%	1.08%	9%
(0.34)	—	(0.34)	25.05	0.04	5,989	0.94	1.34	24
(0.48)	—	(0.48)	25.38	6.21	9,234	0.99	1.87	22
(0.48)	—	(0.48)	24.36	3.72	10,115	0.95	1.97	25
(0.42)	—	(0.42)	23.96	(0.82)	11,134	0.96	1.67	5
(0.44)	—	(0.44)	24.58	0.11	10,664	0.95	1.71	18

$(0.07)	$ —	$(0.07)	$28.28	(0.12)%	$ 4	1.68%	0.31%	9%
(0.20)	—	(0.20)	28.38	(0.90)	5	1.12	0.85	24
(0.41)	—	(0.41)	28.84	2.08	—	— (e)	— (e)	22
—	—	—	29.13	1.46	—	— (e)	— (e)	25
(0.63)	—	(0.63)	28.71	(2.27)	—	— (e)	— (e)	5

$(0.17)	$ —	$(0.17)	$27.77	(0.12)%	$ —	— (e)%	— (e)%	9%
(0.46)	—	(0.46)	27.97	(1.04)	—	— (e)	— (e)	24
(0.57)	—	(0.57)	28.72	3.34	—	— (e)	— (e)	22
—	—	—	28.98	1.47	—	— (e)	— (e)	25
(0.75)	—	(0.75)	28.56	(2.30)	—	— (e)	— (e)	5

$(0.16)	$ —	$(0.16)	$24.82	0.31%	$179,753	0.68%	1.30%	9%
(0.45)	—	(0.45)	24.90	0.26	181,279	0.70	1.54	24
(0.55)	—	(0.55)	25.28	6.60	142,421	0.65	2.24	22
(0.55)	—	(0.55)	24.25	4.05	152,356	0.66	2.28	25
(0.49)	—	(0.49)	23.85	(0.54)	151,593	0.66	1.98	5
(0.52)	—	(0.52)	24.47	0.50	147,953	0.61	2.05	18

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Values-Focused Large Cap Enhanced Index Fund
Class A
Six months ended October 31, 2021 (Unaudited)	$53.12	$ 0.09(d)	$ 6.76	$ 6.85
Year ended April 30, 2021	39.31	0.35 (d)	17.55	17.90
Year ended April 30, 2020	43.28	0.51 (d)	(3.41)	(2.90)
Year ended April 30, 2019	41.50	0.47	3.24	3.71
Year ended April 30, 2018	36.89	0.41	4.60	5.01
Year ended April 30, 2017	32.25	0.39	4.63	5.02
Class C
Six months ended October 31, 2021 (Unaudited)	$47.63	$(0.08) (d)	$ 6.03	$ 5.95
Year ended April 30, 2021	35.97	— (d)(e)	15.64	15.64
Year ended April 30, 2020(f)	43.70	— (d)(e)	(6.69) (g)	(6.69)
Year ended April 30, 2019(f)	48.95	— (e)	2.30	2.30
Period ended April 30, 2018(f)(h)	50.00	— (e)	(0.10)	(0.10)
Class R6
Six months ended October 31, 2021 (Unaudited)	$47.97	$ 0.17(d)	$ 6.13	$ 6.30
Year ended April 30, 2021	35.83	0.51 (d)	15.92	16.43
Year ended April 30, 2020(f)	42.75	0.66 (d)	(6.40)	(5.74)
Year ended April 30, 2019(f)	48.80	0.20	2.30	2.50
Period ended April 30, 2018(f)(h)	50.00	— (e)	0.05	0.05
Institutional Class
Six months ended October 31, 2021 (Unaudited)	$52.95	$ 0.17(d)	$ 6.75	$ 6.92
Year ended April 30, 2021	39.23	0.45 (d)	17.54	17.99
Year ended April 30, 2020	43.16	0.65 (d)	(3.42)	(2.77)
Year ended April 30, 2019	41.34	0.60	3.23	3.83
Year ended April 30, 2018	36.72	0.53	4.57	5.10
Year ended April 30, 2017	32.07	0.48	4.63	5.11
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A
Six months ended October 31, 2021 (Unaudited)	$17.52	$ 0.04(d)	$ 0.74	$ 0.78
Year ended April 30, 2021	10.54	0.04 (d)	7.49	7.53
Year ended April 30, 2020	13.94	0.07 (d)	(2.91)	(2.84)
Year ended April 30, 2019	15.70	0.09	0.03 (g)	0.12
Year ended April 30, 2018	15.44	0.11	1.37	1.48
Year ended April 30, 2017	13.26	0.06	2.64	2.70
Class C
Six months ended October 31, 2021 (Unaudited)	$16.14	$ —(d)(e)	$ 0.60	$ 0.60
Year ended April 30, 2021	9.84	— (d)(e)	6.81	6.81
Year ended April 30, 2020(i)	13.64	— (d)(e)	(3.27)	(3.27)
Year ended April 30, 2019(i)	17.52	— (e)	(0.32)	(0.32)
Period ended April 30, 2018(h)(i)	20.00	— (e)	(0.08)	(0.08)
Class R6
Six months ended October 31, 2021 (Unaudited)	$16.37	$ 0.06(d)	$ 0.69	$ 0.75
Year ended April 30, 2021	9.87	0.08 (d)	7.01	7.09
Year ended April 30, 2020(i)	13.56	0.14 (d)	(3.24)	(3.10)
Year ended April 30, 2019(i)	17.48	— (e)	(0.36)	(0.36)
Period ended April 30, 2018(h)(i)	20.00	— (e)	(0.08)	(0.08)
Institutional Class
Six months ended October 31, 2021 (Unaudited)	$17.87	$ 0.06(d)	$ 0.75	$ 0.81
Year ended April 30, 2021	10.74	0.07 (d)	7.65	7.72
Year ended April 30, 2020	14.19	0.11 (d)	(2.98)	(2.87)
Year ended April 30, 2019	15.93	0.13	0.04 (g)	0.17
Year ended April 30, 2018	15.65	0.15	1.39	1.54
Year ended April 30, 2017	13.43	0.11	2.67	2.78
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(i)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.04)	$ —	$(0.04)	$59.93	12.90%	$ 17,536	0.83%	0.32%	3%
(0.35)	(3.74)	(4.09)	53.12	47.01	28,751	0.82	0.75	32
(0.40)	(0.67)	(1.07)	39.31	(6.91)	39,094	0.84	1.18	32
(0.42)	(1.51)	(1.93)	43.28	9.78	41,401	0.80	1.09	27
(0.40)	—	(0.40)	41.50	13.61	47,998	0.84	1.02	23
(0.38)	—	(0.38)	36.89	15.63	47,052	0.82	1.10	25

$(0.06)	$ —	$(0.06)	$53.52	12.49%	$ 3	1.37%	(0.30)%	3%
(0.24)	(3.74)	(3.98)	47.63	44.88	—	— (e)	— (e)	32
(0.37)	(0.67)	(1.04)	35.97	(9.02)	—	— (e)	— (e)	32
—	(7.55)	(7.55)	43.70	8.13	—	— (e)	— (e)	27
(0.95)	—	(0.95)	48.95	(0.27)	—	— (e)	— (e)	23

$(0.06)	$ —	$(0.06)	$54.21	13.14%	$ 554	0.45%	0.68%	3%
(0.55)	(3.74)	(4.29)	47.97	47.55	520	0.45	1.23	32
(0.51)	(0.67)	(1.18)	35.83	(6.63)	49,643	0.46	1.60	32
(1.00)	(7.55)	(8.55)	42.75	8.70	55,924	0.46	1.20	27
(1.25)	—	(1.25)	48.80	0.02	—	— (e)	— (e)	23

$(0.05)	$ —	$(0.05)	$59.82	13.10%	$397,478	0.54%	0.59%	3%
(0.53)	(3.74)	(4.27)	52.95	47.40	368,701	0.55	0.97	32
(0.49)	(0.67)	(1.16)	39.23	(6.61)	306,875	0.52	1.51	32
(0.50)	(1.51)	(2.01)	43.16	10.13	328,404	0.50	1.39	27
(0.48)	—	(0.48)	41.34	13.93	345,522	0.54	1.32	23
(0.46)	—	(0.46)	36.72	16.02	319,230	0.50	1.40	25

$(0.01)	$ —	$(0.01)	$18.29	4.45%	$ 58,164	0.77%	0.41%	4%
(0.06)	(0.49)	(0.55)	17.52	72.56	64,997	0.78	0.31	36
(0.10)	(0.46)	(0.56)	10.54	(21.24)	50,646	0.81	0.58	28
(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81	0.56	33
(0.08)	(1.14)	(1.22)	15.70	9.59	77,227	0.83	0.69	29
(0.07)	(0.45)	(0.52)	15.44	20.44	69,001	0.87	0.43	36

$ —	$ —	$ —	$16.74	3.72%	$ —	— (e)%	— (e)%	4%
(0.01)	(0.50)	(0.51)	16.14	70.10	—	— (e)	— (e)	36
(0.07)	(0.46)	(0.53)	9.84	(22.17)	—	— (e)	— (e)	28
—	(3.56)	(3.56)	13.64	2.55	—	— (e)	— (e)	33
(0.12)	(2.28)	(2.40)	17.52	(0.48)	—	— (e)	— (e)	29

$(0.01)	$ —	$(0.01)	$17.11	4.61%	$ 110	0.47%	0.72%	4%
(0.10)	(0.49)	(0.59)	16.37	73.12	125	0.47	0.52	36
(0.13)	(0.46)	(0.59)	9.87	(20.85)	46	0.50	1.11	28
—	(3.56)	(3.56)	13.56	2.27	3	— (e)	— (e)	33
(0.16)	(2.28)	(2.44)	17.48	(0.56)	—	— (e)	— (e)	29

$(0.01)	$ —	$(0.01)	$18.67	4.55%	$210,138	0.55%	0.63%	4%
(0.09)	(0.50)	(0.59)	17.87	73.00	208,505	0.57	0.51	36
(0.12)	(0.46)	(0.58)	10.74	(21.05)	140,792	0.55	0.86	28
(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53	0.84	33
(0.12)	(1.14)	(1.26)	15.93	9.87	154,975	0.57	0.95	29
(0.11)	(0.45)	(0.56)	15.65	20.80	130,717	0.58	0.72	36
See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — October 31, 2021 (Unaudited)

Note 1	—	Organization:
Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified open-end management investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. As of October 31, 2021, SFI is composed of six separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following six Funds:
Steward Covered Call Income Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
Steward Values-Focused Large Cap Enhanced Index Fund (formerly, Steward Large Cap Enhanced Index Fund)
Steward Values-Focused Small-Mid Cap Enhanced Index Fund (formerly, Steward Small-Mid Cap Enhanced Index Fund)
Each Fund currently offers four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.
Note 2	—	Investment Objectives and Strategies:
Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund's portfolio when compared to the broader uncovered large capitalization securities market.
Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.
Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.
Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.
Steward Values-Focused Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
Steward Values-Focused Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.

In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.
Note 3	—	Significant Accounting Policies:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.
Portfolio Valuation: Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (‘‘NASDAQ’’) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities (other than short-term debt obligations), including listed issues, are valued at the bid price. These prices will be obtained by the Funds’ accounting services agent from approved independent pricing sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers' internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Each of these valuation methods has been determined in good faith by the Funds’ Board of Directors (the “Board”) to represent fair value for the affected securities. If securities or other assets held by the Funds cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by the Funds’ investment adviser, the security will be priced at its fair value in accordance with procedures approved by the Board.
GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.
Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.

The following table presents a summary of inputs used to value the Funds’ investments as of October 31, 2021:
	Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Covered Call Income Fund
Security Type
Common Stocks*	$ 38,883,886	$ —	$ —	$ 38,883,886
Money Market Fund	584,968	—	—	584,968
Total Investment Securities	$ 39,468,854	$ —	$ —	$ 39,468,854
Other Financial Instruments:^
Written Call Options	$ (1,237,478)	$ —	$ —	$ (1,237,478)
Total Investments	$ 38,231,376	$ —	$ —	$ 38,231,376
Steward Global Equity Income Fund
Security Type
Common Stocks*	$ 337,555,862	$ —	$ —	$ 337,555,862
Preferred Stocks*	5,214,502	—	—	5,214,502
Money Market Fund	5,239,705	—	—	5,239,705
Total Investments	$ 348,010,069	$ —	$ —	$ 348,010,069
Steward International Enhanced Index Fund
Security Type
Common Stocks*	$ 179,796,272	$ —	$ —	$ 179,796,272
Master Limited Partnerships*	734,787	—	—	734,787
Preferred Stocks*	2,923,507	—	—	2,923,507
Money Market Fund	1,755,368	—	—	1,755,368
Total Investments	$ 185,209,934	$ —	$ —	$ 185,209,934
Steward Select Bond Fund
Security Type
Corporate Bonds*	$ —	$ 123,314,440	$ —	$ 123,314,440
Municipal Bonds	—	4,929,116	—	4,929,116
U.S. Government Agencies	—	26,636,310	—	26,636,310
U.S. Government Agency Mortgage-Backed Obligations	—	9,397,120	—	9,397,120
U.S. Treasury Obligations	—	17,071,689	—	17,071,689
Money Market Fund	3,367,900	—	—	3,367,900
Total Investments	$ 3,367,900	$ 181,348,675	$ —	$ 184,716,575
Steward Values-Focused Large Cap Enhanced Index Fund
Security Type
Common Stocks*	$ 411,869,712	$ —	$ —	$ 411,869,712
Money Market Fund	4,310,705	—	—	4,310,705
Total Investments	$ 416,180,417	$ —	$ —	$ 416,180,417
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Security Type
Common Stocks*	$ 266,368,527	$ —	$ —	$ 266,368,527
Right*	—	—	—**	— **
Money Market Fund	2,247,945	—	—	2,247,945
Total Investments	$ 268,616,472	$ —	$ —**	$ 268,616,472

*	Please refer to the Schedule of Portfolio Investments to view common stocks, master limited partnerships, corporate bonds, preferred stocks, and rights segregated by industry type.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.

Securities Transactions and Investment Income: Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
Dividends and Distributions to Shareholders: Effective August 25, 2021, dividends from net investment income, if any, from Steward International Enhanced Index Fund, Steward Values-Focused Large Cap Enhanced Index Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund are declared and paid annually and dividends from net investment income, if any, from Steward Covered Call Income Fund, Steward Global Equity Income Fund and Steward Select Bond Fund are declared and paid quarterly. Prior to August 25, 2021, dividends from net investment income, if any, from all Funds were declared and paid quarterly. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.
Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.
Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.
The notional amount of written options outstanding at October 31, 2021 was $28,786,000. The monthly average notional amount for written options contracts for the period May 1, 2021 through October 31, 2021 was $29,019,250.
Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of October 31, 2021, are:
		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(1,237,478)

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains on options transactions	Change in unrealized depreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$969,502	$(119,727)
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.
As of and during the period ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.
Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.
Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (‘‘Crossmark Global Investments’’ or the ‘‘Adviser’’). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the period ended October 31, 2021, the Funds did not engage in any Rule 17a-7 transactions.
When-Issued Securities: Steward Select Bond Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., ‘‘when issued”) consistent with the Fund's ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however, the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.
Note 4	—	Investment Advisory and Other Agreements:
Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.
As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:
Steward Covered Call Income Fund	Steward Select Bond Fund
— 0.625% of the first $1 billion	— 0.315% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.2835% of assets over $1 billion
Steward Global Equity Income Fund	Steward Values-Focused Large Cap Enhanced Index Fund
— 0.625% of the first $1 billion	— 0.215% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.1935% of assets over $1 billion
Steward International Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
— 0.365% of the first $1 billion	— 0.215% of the first $1 billion
— 0.3285% of assets over $1 billion	— 0.1935% of assets over $1 billion
Crossmark Global Investments has entered into an expense limitation agreement with Steward Covered Call Income Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of Steward Covered Call Income Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of October 31, 2021, the contractual expense limitations were as follows:

	In effect through October 28, 2022
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%
Steward Covered Call Income Fund has agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’
From time to time, the Adviser may voluntarily waive fees or reimburse expenses of a Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Adviser. For the period ended October 31, 2021, the Adviser did not voluntarily waive or reimburse expenses of a Fund.
As of October 31, 2021, the amounts subject to repayment by Steward Covered Call Income Fund in subsequent years under the expense limitation agreement and for voluntary waivers or reimbursements subject to recoupment were as follows:
Fund	Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Expires April 30, 2025
Steward Covered Call Income Fund	$27,598	$96,611	$206,272	$82,003
Crossmark Global Investments serves as the administrator of the Funds. For its administration and compliance services, Crossmark Global Investments receives a monthly fee from each Fund calculated at the annual rate of 0.075% of the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.
Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.
Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.
Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to the applicable Class for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of the Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.
Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.
The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Northern Trust also serves as the Funds’ transfer agent and is paid annual class and per account fees.

Note 5	—	Purchases and Sales of Securities:
Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the period ended October 31, 2021, were as follows:
Fund	Purchases	Sales
Steward Covered Call Income Fund	$ 17,197,544	$ 17,061,054
Steward Global Equity Income Fund	136,104,019	139,366,910
Steward International Enhanced Index Fund	19,425,495	16,198,304
Steward Select Bond Fund	11,629,734	10,421,440
Steward Values-Focused Large Cap Enhanced Index Fund	11,072,311	43,325,513
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	11,639,004	27,093,123
Purchases and sales of U.S. government securities for the period ended October 31, 2021, were as follows:
Fund	Purchases	Sales
Steward Select Bond Fund	$ 9,142,457	$ 5,668,141
Note 6	—	Federal Income Tax Information:
As of October 31, 2021, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options, for federal income tax purposes, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Steward Covered Call Income Fund	$ 38,041,205	$ 1,510,779	$ (1,320,608)	$ 190,171
Steward Global Equity Income Fund	289,372,498	67,926,017	(9,288,446)	58,637,571
Steward International Enhanced Index Fund	158,912,150	42,185,519	(15,887,735)	26,297,784
Steward Select Bond Fund	181,482,345	5,016,867	(1,782,637)	3,234,230
Steward Values-Focused Large Cap Enhanced Index Fund	266,503,350	155,355,836	(5,678,769)	149,677,067
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	190,987,101	87,900,505	(10,271,134)	77,629,371
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.
The tax character of distributions paid during the fiscal year ended April 30, 2021, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 4,447,588	$ —	$ 4,447,588
Steward Global Equity Income Fund	6,364,964	3,672,129	10,037,093
Steward International Enhanced Index Fund	2,962,781	3,437,280	6,400,061
Steward Select Bond Fund	2,865,818	—	2,865,818
Steward Values-Focused Large Cap Enhanced Index Fund	10,913,675	26,672,511	37,586,186
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	2,713,061	6,557,617	9,270,678

As of the end of the fiscal year ended April 30, 2021, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributed Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Distributable Earnings/(Accumulated Deficit)
Steward Covered Call Income Fund	$ 636,772	$ —	$ 636,772	$ (39,834)	$ (108,847)	$ 488,091
Steward Global Equity Income Fund	11,110,717	9,815,747	20,926,464	—	73,446,947	94,373,411
Steward International Enhanced Index Fund	762,795	1,290,953	2,053,748	—	27,655,187	29,708,935
Steward Select Bond Fund	292,561	—	292,561	(2,515,942)	3,987,615	1,764,234
Steward Values-Focused Large Cap Enhanced Index Fund	4,655,700	48,690,394	53,346,094	—	118,387,740	171,733,834
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	5,319,097	10,207,621	15,526,718	—	77,571,207	93,097,925
As of the end of the fiscal year ended April 30, 2021, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.
CLCFs not subject to expiration:
Fund	Short-Term Amount	Long-Term Amount	Total
Steward Covered Call Income Fund	$ —	$ —	$ —
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Select Bond Fund	109,401	2,406,541	2,515,942
Steward Values-Focused Large Cap Enhanced Index Fund	—	—	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	—	—
Note 7	—	Control Ownership:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2021, Assemblies of God Financial Services Group DBA AGFinancial, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over each of the Funds and SFI. In addition, as of October 31, 2021, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership.
		Percent Owned
Steward Covered Call Income Fund	MSCS Financial Services, LLC	87%

Steward Global Equity Income Fund	MSCS Financial Services, LLC	36%
Steward Global Equity Income Fund	National Financial Services LLC	30%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	44%
Steward International Enhanced Index Fund	National Financial Services LLC	49%

Steward Select Bond Fund	MSCS Financial Services, LLC	57%
Steward Select Bond Fund	National Financial Services LLC	37%

Steward Values-Focused Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	53%
Steward Values-Focused Large Cap Enhanced Index Fund	National Financial Services LLC	32%

Steward Values-Focused Small-Mid Cap Enhanced Index Fund	MSCS Financial Services, LLC	39%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	25%

Note 8	—	LIBOR Transition:
Certain of Steward Select Bond Fund's investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 (“ASU 2020-04”), “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The Financial Conduct Authority and Intercontinental Exchange Benchmark Administration have since announced that most LIBOR settings will no longer be published after December 31, 2021 and the remaining U.S. dollar LIBOR settings will cease publication after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 9	—	Coronavirus Disease 2019 (COVID-19):
The outbreak of COVID-19, including new variants, has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The COVID-19 pandemic and government responses are creating near-term disruption in global supply chains and adversely affecting many industries. The outbreak could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate material adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to each Fund, its performance, and its financial results.
Note 10 — Subsequent Events:
Management has evaluated subsequent events through the date these financial statements were issued.
On November 15, 2021, Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund, each an additional series of SFI, commenced operations.

General Information (Unaudited)

Proxy Voting Policy and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the SEC’s website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Board Considerations Regarding Approval of Investment Advisory Agreement
The Board of Directors (the “Board”) of Steward Funds, Inc. (“SFI”), including the Independent Directors, approved the renewal of the Investment Advisory Agreement (the “Agreement”) between SFI, on behalf of each of Steward Covered Call Income Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Large Cap Enhanced Index Fund (now known as Steward Values-Focused Large Cap Enhanced Index Fund), Steward Select Bond Fund and Steward Small-Mid Cap Enhanced Index Fund (now known as Steward Values-Focused Small-Mid Cap Enhanced Index Fund), each a series of SFI (each a “Fund” and collectively, the “Funds”), and the Funds’ investment adviser, Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”), at a meeting on May 12, 2021 (the “Meeting”). The Board determined that the continuation of the Agreement is in the best interests of each Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In advance of and during the Meeting, the Board, including the Independent Directors, reviewed materials provided by Crossmark that, among other things, outlined: the investment advisory, administration, compliance and other services provided by Crossmark to each Fund (including the relevant personnel responsible for these services and their experience); performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source; the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge, and as compared to fees charged to other clients of the Adviser; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses incurred in providing services to each Fund and the potential for the Adviser to realize economies of scale, if any; profitability and other financial data for Crossmark; and any other benefits to Crossmark from the Adviser’s relationship with the Funds.
In considering the renewal of the Agreement for each Fund, the Independent Directors met with SFI counsel independent of management and of the interested Directors to review and discuss the materials received from Crossmark. The Board asked questions and applied its business judgment to determine whether the arrangement between SFI and the Adviser continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Adviser manages the Fund and knowing the Fund’s advisory fee rate.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Adviser to each Fund under the Agreement. The Board considered that the Adviser is responsible for investment advice, portfolio management, including the implementation of each Fund’s values-based screening policies, and brokerage allocation, among other services under the Agreement. The Board also noted that the Adviser provides administration and compliance services, including maintaining the Funds’ compliance program, under a separate Administration Agreement. The Board considered the background and experience of the Crossmark employees responsible for providing the investment advisory, values-based screening, administration, legal, compliance and other services to the Funds.
At the Meeting, the Board met with senior personnel from the Adviser’s investment management team and discussed each Fund’s performance. The Board noted that it also meets with senior personnel from the Adviser’s investment management team at each quarterly Board meeting to discuss each Fund’s performance. The Board considered each Fund’s (other than Steward Covered Call Income Fund which commenced operations on December 14, 2017) investment performance (Institutional Class shares) over the one-, three-, five- and ten-year periods ended February 28, 2021 and Steward Covered Call Income Fund’s investment performance (Institutional Class shares) over the one- and three-year periods ended February 28, 2021, and compared each Fund’s performance to the performance of relevant benchmark index(es) and its Performance Universe. The Board took into account that the Adviser, in implementing the Funds’ investment strategies, applies the Funds’ values-based screens and considered that it receives information from the Adviser throughout the year regarding the impact of the values-based screens on the Funds’ performance.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to each Fund by the Adviser under the Agreement have been and are expected to remain satisfactory and that the Adviser has managed each Fund consistent with its investment objective, policies and restrictions.
Fees and Expenses. The Board considered the investment advisory fee rate payable by each Fund under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory fee rates charged by the Adviser to other clients. The Board noted that, with respect to comparing the Funds’ advisory fee rates under the Agreement to the advisory fee rates of the peer funds in the Expense Group, Broadridge included the fee rates for administration and compliance services provided under the Administration Agreement in the advisory fee rates for the Funds. Based on the information provided, the Board noted that the advisory fee rate for each Fund, except for Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund, was below the median advisory fee rate of its Expense Group and that, although the advisory fee rate for each of Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund was above the median advisory fee rate of its Expense Group, each such Fund’s advisory fee rate was within a reasonable range of the applicable Expense Group median. With respect to the Expense Groups, the Board, at the Meeting, discussed with the Adviser limitations in creating peer groups for the Funds and considered alternative peer groups for the Funds provided by the Adviser for purposes of fee and expense comparisons. The Board also considered information provided by the Adviser regarding advisory fee rates charged to other clients with similar investment objectives and policies as the Funds, noting the Adviser’s discussion at the Meeting of the differences in services, as well as legal, compliance and operational resources and risks, associated with sponsoring and managing the Funds as compared to such other clients, among other differences identified by the Adviser that limit the comparability of the fees charged to such other clients. For Steward Covered Call Income Fund, the Board considered that the Adviser had contractually agreed to waive fees and/or reimburse expenses through at least August 30, 2022 to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. On the basis of the information provided, the Board concluded that the advisory fee rate for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser to each Fund under the Agreement.
Profitability. The Board received the financial statements of Crossmark and information regarding the estimated profitability to Crossmark under the Agreement for each Fund. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Adviser’s profitability level for the Funds was not unreasonable.
Economies of Scale. The Board considered whether there are any potential economies of scale with respect to the management of each Fund under the Agreement and whether each Fund may benefit from any economies of scale under the Agreement. The Board noted the Adviser’s statement that it anticipates its expenses will increase during the next twelve months as it seeks to hire additional personnel. The Board noted that each Fund’s advisory fee rate schedule includes breakpoints that offer reasonable economies of scale that may benefit the Fund if and as assets grow. Based upon the information considered, the Board concluded that the advisory fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may exist in the management of the Fund at current asset levels and reasonably foreseeable future asset levels.
Other Benefits to the Adviser and Its Affiliates. The Board considered the character and amount of other benefits, incidental or otherwise, received by Crossmark as a result of the Adviser’s relationship with the Funds. The Board noted that Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of the Adviser, serves as SFI’s principal underwriter and distributor. The Board also noted that, under the Administration Agreement, the Adviser provides administration and compliance services to the

Funds. The Board considered payments under the Funds’ Rule 12b-1 plan to Crossmark Distributors for distribution services as well as payments to the Adviser for administration and compliance services under the Administration Agreement. In addition, the Board considered benefits to the Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker-dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s advisory fee rate under the Agreement is reasonable.
Conclusion. Based upon all the information considered and the conclusions reached, the Board, including the Independent Directors, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that continuation of the Agreement for each Fund is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Steward Funds, Inc. ("SFI") and its series (each a "Fund" and collectively, the "Funds") have adopted and implemented a written liquidity risk management program (the “Program”) reasonably designed to assess and manage the Funds’ liquidity risk (i.e., the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Program takes into consideration, as applicable, each Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, short- and long-term cash flow projections under both normal and reasonably foreseeable stressed conditions, cash and cash equivalent holdings, and available borrowing arrangements and other funding sources. The Board of Directors of SFI (the "Board") has appointed Patrick N. Garboden, an officer of SFI, as the person designated to administer the Program (the “Administrator”). In addition, SFI and the Funds reserve the right to engage in redemptions in kind and, as required by Rule 22e-4 and the Program, have adopted policies and procedures regarding how and when the Funds will engage in redemptions in kind.
Pursuant to the Program, the Administrator classifies the liquidity of each Fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. On a monthly basis, the Administrator receives and reviews a liquidity assessment for each portfolio investment from a third-party provider and determines the investment’s liquidity classification, considering relevant market, trading and investment-specific factors, including reasonably anticipated trade sizes. The Administrator is also responsible for determining whether to establish a highly liquid investment minimum (“HLIM”) for a Fund and periodically reviewing any such HLIM, as well as monitoring each Fund’s portfolio investments classified as illiquid investments to seek to ensure they do not exceed 15% of the Fund’s net assets.
At the May 12, 2021 Board meeting, as required by Rule 22e-4 and the Program, the Administrator provided the Board with a written report prepared by the Administrator that addressed the operation of the Program during the preceding fiscal year and assessed the Program’s adequacy and effectiveness of its implementation during this period, including the operation of any HLIM, and any material changes to the Program.
As stated in the written report, during this period, the Administrator has not established an HLIM for any Fund as each Fund primarily held assets that are highly liquid investments; no Fund has breached the 15% limitation on illiquid investments; the Funds have not experienced any issues meeting redemptions; and the Funds have not effected any redemptions in kind. In addition, the Administrator reported that the investment strategies utilized by the Funds do not involve holding concentrated portfolios or large positions in particular issuers or the use of derivatives (other than covered call options written by Steward Covered Call Income Fund); the Funds do not use borrowings for investment purposes; and the Funds do not maintain or utilize a credit facility to meet redemptions given the liquidity of their portfolios. The Administrator also advised that no material changes were made to the Program since its implementation and that no changes were recommended.
The Administrator concluded that each Fund’s liquidity risk is acceptable; each Fund’s investment strategy is appropriate for an open-end fund; and the Program has functioned adequately and effectively during this period.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period 5/1/21 – 10/31/21*	Expense Ratio During Period 5/1/21 – 10/31/21**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,081.60	$ 6.56	1.25%
Class C	1,000.00	1,076.70	10.47	2.00%
Class R6(1)	1,000.00	1,084.80	—	—%
Institutional Class	1,000.00	1,081.80	5.25	1.00%
Steward Global Equity Income Fund
Class A	1,000.00	1,024.30	6.38	1.25%
Class C	1,000.00	1,020.50	10.39	2.04%
Class R6	1,000.00	1,026.60	4.39	0.86%
Institutional Class	1,000.00	1,026.20	4.80	0.94%
Steward International Enhanced Index Fund
Class A	1,000.00	1,023.60	5.15	1.01%
Class C(1)	1,000.00	1,017.40	—	—%
Class R6	1,000.00	1,025.70	3.22	0.63%
Institutional Class	1,000.00	1,025.10	3.78	0.74%
Steward Select Bond Fund
Class A	1,000.00	1,001.90	4.54	0.90%
Class C	1,000.00	998.80	8.46	1.68%
Class R6(1)	1,000.00	998.80	—	—%
Institutional Class	1,000.00	1,003.10	3.43	0.68%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,129.00	4.45	0.83%
Class C	1,000.00	1,124.90	7.34	1.37%
Class R6	1,000.00	1,131.40	2.42	0.45%
Institutional Class	1,000.00	1,131.00	2.90	0.54%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,044.50	3.97	0.77%
Class C(1)	1,000.00	1,037.20	—	—%
Class R6	1,000.00	1,046.10	2.42	0.47%
Institutional Class	1,000.00	1,045.50	2.84	0.55%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended October 31, 2021.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.
Fund	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period 5/1/21 – 10/31/21*	Expense Ratio During Period 5/1/21 – 10/31/21**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.90	$ 6.36	1.25%
Class C	1,000.00	1,015.12	10.16	2.00%
Class R6(1)	1,000.00	1,025.21	—	—%
Institutional Class	1,000.00	1,020.16	5.09	1.00%
Steward Global Equity Income Fund
Class A	1,000.00	1,018.90	6.36	1.25%
Class C	1,000.00	1,014.92	10.36	2.04%
Class R6	1,000.00	1,020.87	4.38	0.86%
Institutional Class	1,000.00	1,020.47	4.79	0.94%
Steward International Enhanced Index Fund
Class A	1,000.00	1,020.11	5.14	1.01%
Class C(1)	1,000.00	1,020.01	—	—%
Class R6	1,000.00	1,022.03	3.21	0.63%
Institutional Class	1,000.00	1,021.48	3.77	0.74%
Steward Select Bond Fund
Class A	1,000.00	1,020.67	4.58	0.90%
Class C	1,000.00	1,016.74	8.54	1.68%
Class R6(1)	1,000.00	1,025.21	—	—%
Institutional Class	1,000.00	1,021.78	3.47	0.68%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,021.02	4.23	0.83%
Class C	1,000.00	1,018.30	6.97	1.37%
Class R6	1,000.00	1,022.94	2.29	0.45%
Institutional Class	1,000.00	1,022.48	2.75	0.54%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,021.32	3.92	0.77%
Class C(1)	1,000.00	1,020.77	—	—%
Class R6	1,000.00	1,022.84	2.40	0.47%
Institutional Class	1,000.00	1,022.43	2.80	0.55%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended October 31, 2021.

Visit us online at:
crossmarkglobal.com

STEWARD FUNDS

SEMI-ANNUAL REPORT

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Select Bond Fund

Steward Values-Focused Large Cap Enhanced Index Fund

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

CROSSMARK GLOBAL INVESTMENTS

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

crossmarkglobal. Visit us online at: com
STEWARD FUNDS
SEMI-ANNUAL REPORT
Steward Covered Call Income Fund Steward Global Equity Income Fund Steward International Enhanced Index Fund Steward Select Bond Fund
Steward Values-Focused Large Cap Enhanced Index Fund Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Distributed by:
Crossmark Distributors, Inc.
15375 Memorial Dr, Suite 200
Houston, TX 77079
888-845-6910stewardfunds@crossmarkglobal.com
the For Distributor more complete to receive information a prospectus. about the Please Steward read Funds, it carefully including before charges you invest and expenses, or send money. contact

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for the reporting period.

Item 6. Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable for the reporting period.

(a) (2)	Certifications for the principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a) (3)	Not applicable.

(a) (4)	Not applicable.

(b)   Certifications pursuant to Rule 30a-2(b) are furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: December 28, 2021

3